ANNUAL REPORT October 31, 2001
LOGO: Nuveen Investments

Muncipal Closed-End
Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.

PERFORMANCE PLUS
NPP

MUNICIPAL ADVANTAGE
NMA

MARKET OPPORTUNITY
NMO

DIVIDEND ADVANTAGE
NAD
NXZ
NZF

Invest well. Look ahead.
LEAVE YOUR MARK.

Picture: Grandson, Father and Son walking in forest
Picture: Two men talking
photo: clouds
photo: hand on PC mouse

LESS MAIL,
    MORE FREEDOM
          WITH ONLINE FUND
       REPORTS



     There is a new way to receive your
             Nuveen Fund updates faster than ever.
Nuveen now can link you with
     electronic versions of the important
   financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see box at right)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.


SIGN UP TODAY -- Here's what you need to do ...

IF YOUR NUVEEN FUND
DIVIDENDS ARE

PAID TO YOUR
BROKERAGE ACCOUNT,

FOLLOW THE STEPS
OUTLINED BELOW:


1    Go to WWW.INVESTORDELIVERY.COM

2 Look at the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name on the address sheet.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND
DIVIDENDS

COME DIRECTLY TO
YOU FROM NUVEEN,

FOLLOW THE STEPS
OUTLINED BELOW:


1    Go to WWW.NUVEEN.COM

2 Select the Access Account tab. Select the E-REPORT ENROLLMENT section. Click on Enrollment Page.

3 You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Dear
     Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase


Picture: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board



Callout: "A DIVERSIFIED PORTFOLIO CAN LEAVE YOU WELL POSITIONED TO REDUCE OVERALL INVESTMENT RISK."

Callout: "TODAY, PERHAPS MORE THAN EVER, INVESTORS HAVE THE ABILITY TO MAKE A LASTING IMPACT ON THEIR FAMILIES AND THEIR WORLD FOR GENERATIONS TO COME."



diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/S/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

December 15, 2001

Nuveen National Municipal Closed-End Exchange-Traded Funds
(NPP, NMA, NMO, NAD, NXZ, NZF)

Portfolio Managers'
                Comments

Portfolio managers Tom Futrell, Rick Huber, Bill Fitzgerald, and Tom Spalding review economic and market conditions, key strategies, and recent Fund performance. Rick has managed NMA since 1998, while Tom Futrell adding management responsibility for NPP, NAD and NZF in 2001. Bill has managed NMO since 1990, while Tom Spalding assumed portfolio management responsibility for the Nuveen Dividend Advantage Municipal Fund 2 (NXZ) at its inception in March 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended October 31, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the tragic events of September 11 and its aftermath also have had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of interest rate cuts designed to stimulate the sluggish U.S. economy. During the first ten months of the year, the Fed announced nine reductions totaling 400 basis points, bringing the federal funds rate to 2.50% as of October 31, 2001. (On November 6, 2001, following the end of the period covered in this report, the Fed reduced the fed funds rate to 2.00%, its lowest level since 1961.) The consensus among many market observers is that the Fed could decide to cut rates again if signs of a significant economic slowdown continue.

In the municipal market, the general environment of the past twelve months has helped many fixed-income securities perform well. The interest rate cuts created favorable conditions for both new municipal bond issuance and refundings, which together totaled $223.4 billion nationwide through the first ten months of 2001, an increase of 36% over January-October 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors, especially insurance companies, also have been active buyers in the new issue market. In general, strong demand has proven more powerful than increased supply, which has helped keep municipal bond prices higher than they were twelve months ago.

HOW DID THESE NUVEEN NATIONAL FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended October 31, 2001, the Nuveen National Closed-End Exchange-Traded Funds covered in this report produced annual total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.

                         TOTAL RETURN   LEHMAN LIPPER
          MARKET YIELD         ON NAV   TOTAL RETURN1  AVERAGE2
---------------------------------------------------------------
                               1 YEAR          1 YEAR    1 YEAR
                  TAXABLE-      ENDED           ENDED     ENDED
      10/31/01  EQUIVALENT3   10/31/01       10/31/01  10/31/01
---------------------------------------------------------------
NPP      5.88%      8.46%       14.51%         10.51%    12.97%
---------------------------------------------------------------
NMA      5.94%      8.55%       13.97%         10.51%    12.97%
---------------------------------------------------------------
NMO      6.02%      8.66%       11.93%         10.51%    12.97%
---------------------------------------------------------------
NAD      6.02%      8.66%       16.03%         10.51%    12.97%
---------------------------------------------------------------
NXZ      5.98%      8.60%          N/A             -        -
---------------------------------------------------------------
NZF*         -          -            -             -        -
---------------------------------------------------------------

*Fund commenced operations on September 25, 2001.

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's change in policy from tightening to easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected, in part, in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds or indexes with longer durations would typically be expected to outperform funds or indexes with shorter durations. As of October 31, 2001, the durations4 of the Nuveen Funds (not including NZF) ranged from 9.53 to 12.53, compared with 7.77 for the unleveraged Lehman Brothers Municipal Bond Index.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing as of January 2001, the dividend-payment capabilities of


1 The Funds' performances are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 52 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and there-fore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

These Nuveen National Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(r), shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended october 31, 2001, steady or falling short-term interest rates enabled us to implement four dividend increases in NAD, three in NPP, two in NMA, and one in NMO. NXZ, which was introduced in March 2001, began paying dividends in May and is currently providing very attractive levels of monthly tax-free income to shareholders.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially continue to benefit the common shareholders of these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this benefit could be offset by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discounts (share price below
NAV) on NPP, NMA, and NMO to narrow over the past twelve months, while NAD moved from trading at a discount to a premium (share price above NAV). NXZ, which has benefited from strong demand since its introduction earlier this year, finished October with share prices trading well relative to their initial offering prices.

NZF began trading in september 2001. As outlined on its Performance Overview page, the Fund has been investing its assets in a diversified portfolio of quality municipal bonds. The Fund declared its first regular monthly dividend of $0.0755 per share in November 2001.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED OCTOBER 31, 2001?
In reinvesting the proceeds from bond calls over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-paying capabilities, as well as add value and enhance diversification. Among the sectors where we found value were those regarded as providers of essential services, such as healthcare and utilities. As of October 31, 2001, most of these Nuveen National Funds listed healthcare, and water and sewer or utilities among their top five sectors.

The utilities sector, in particular, offered several attractive purchase opportunities, and NMA added bonds issued by utilities in both Arizona and Texas, where deregulation is scheduled to begin in early 2002. We were also active buyers of bonds issued by independent electrical power plants in states such as Michigan, Ohio, Pennsylvania and Maryland. In our view, these issues represent a value investing opportunity.

In view of recent world events, shareholders should note that these Nuveen Funds offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 71% in NMO to 82% in NPP and NMA as of October 31, 2001. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads during the first part of 2001. The allocations to this credit sector, which range from 3% in NZF to 15% in NAD, have for the most part declined over the past twelve months, as we shifted our emphasis to higher quality securities that should offer greater protection from the effects of any potential further deterioration in the economy.

NPP, NMA, NMO, and NAD also had some exposure to bonds and sectors affected by the events of September 11, including New York City general obligation bonds, selected airport and airline issues, and - in NMO - bonds issued by the Port Authority of New York and New Jersey, the owner of the World Trade Center. Following a decline immediately after the terrorist attacks, many of these holdings have largely returned to their pre-September 11 valuations. As of October 31, 2001, credit ratings for New York City have not been downgraded, remaining at A2/A/A+. The city's recent issuance of $1 billion in one-year disaster recovery notes sold rapidly to both individual and institutional investors, demonstrating the general belief that New

York City continues to maintain a strong credit rating despite recent events. although Standard & Poor's placed the Port Authority and all major air carriers and North American airports on credit watch following september 11, Moody's current median rating for airports is a2, which is solidly investment grade. In addition, the federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees.

All of these Funds offer excellent levels of call protection over the next 26 months, with potential calls ranging from 1% of NAD's portfolio to 16% in NXZ between November 2001 and December 2003. The number of actual calls experienced by these Funds will depend largely on market interest rates over this time. Given the current level of rates, our general approach has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. Currently we have focused on the 20-year part of the yield curve, rather than the 30-year, since the shorter-maturity bonds offer lower durations and are therefore less sensitive to interest rate changes, while providing yields similar to those offered by longer bonds.

During 2001, Nuveen introduced the Nuveen Dividend Advantage Municipal Fund 2
(NXZ). As of October 2001, NXZ was fully invested and, in our opinion, performing well for shareholders. As mentioned earlier, the Fund is paying attractive monthly dividends. In assembling NXZ's portfolio, we focused on purchasing a diversified mix of high-quality, long-term and intermediate securities, as reflected in the Fund's 70% allocation of bonds rated AAA and AA. The addition of intermediate securities helped us to position the Fund's duration for the current market environment, while enabling the Fund to take full advantage of recent market gains. Among the securities purchased for NXZ were $51.5 Million of bonds issued by the Detroit Water Supply System. These bonds offered attractive coupons and fit well with our emphasis on issuers that provide essential services. As of October 31, 2001, the Fund's three largest sector weightings were healthcare, water and sewer, and limited tax obligation bonds.

As noted earlier, the Nuveen Dividend Advantage Municipal Fund 3 (NZF) was introduced in September 2001. Initial investments have focused on assembling a quality portfolio that, we believe, will be well-positioned to provide attractive returns over time.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. Although the long-term economic effects of September 11 are still being assessed, we believe the U.S. economy is headed for an eventual recovery, but one that will see a slower pace of growth, with inflation and interest rates remaining low over the near term. New municipal issuance should continue to be strong during the fourth quarter and into 2002, and municipal supply nationwide in 2001 is now expected to exceed $250 billion for the first time since 1998. At the same time, demand for tax-exempt municipal bonds is anticipated to remain firm, as investors look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create additional opportunities for value investing. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe the Nuveen National Funds covered in this report are currently well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Over the next six months, we plan to remain focused on the strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's research expertise to adjust to any shifts in market conditions. One of our priorities will be managing portfolio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. Our emphasis will continue to be on essential services sectors. Tobacco settlement bonds, which are secured by payments under the $250 billion master settlement agreement between four major tobacco companies and 46 states, may also offer opportunities for diversification and enhanced yield. Overall, we believe the Nuveen National Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

NPP

Nuveen Performance Plus Municipal Fund, Inc.

Performance
   Overview As of October 31, 2001

CREDIT QUALITY

AAA/U.S. Guaranteed              66%
-------------------------------------
AA                               16%
-------------------------------------
A                                 9%
-------------------------------------
BBB                               3%
-------------------------------------
NR                                4%
-------------------------------------
Other                             2%
-------------------------------------

PORTFOLIO STATISTICS
===================================================
Share Price                                 $14.58
---------------------------------------------------
Net Asset Value                             $15.57
---------------------------------------------------
Market Yield                                 5.88%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.46%
---------------------------------------------------
Fund Net Assets ($000)                  $1,376,937
---------------------------------------------------
Average Effective Maturity (Years)           18.68
---------------------------------------------------
Leverage-Adjusted Duration                   10.51
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 6/89)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        26.96%        14.51%
---------------------------------------------------
5-Year                         5.80%         6.99%
---------------------------------------------------
10-Year                        6.67%         7.49%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         13%
---------------------------------------------------
U.S.Guaranteed                                 13%
---------------------------------------------------
Utilities                                      13%
---------------------------------------------------
Tax Obligation/General                         13%
---------------------------------------------------
Healthcare                                     11%
---------------------------------------------------


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0670
Dec                           0.0670
Jan                           0.0670
Feb                           0.0670
Mar                           0.0685
Apr                           0.0685
May                           0.0685
Jun                           0.0700
Jul                           0.0700
Aug                           0.0700
Sep                           0.0715
Oct                           0.0715

SHARE PRICE PERFORMANCE
11/1/00                        12.31
                               12.13
                               11.94
                               12.31
                               12.44
                               12.44
                               12.88
                               13.19
                               13.75
                               13.94
                               14.00
                               13.88
                               13.90
                               13.96
                               13.69
                               13.65
                               13.72
                               13.83
                               13.69
                               13.76
                               13.94
                               13.72
                               13.84
                               13.92
                               14.00
                               14.00
                               13.85
                               13.94
                               13.63
                               13.75
                               13.98
                               13.85
                               13.95
                               14.12
                               14.13
                               14.10
                               14.02
                               14.12
                               14.25
                               14.51
                               14.38
                               14.51
                               14.55
                               14.52
                               14.43
                               13.55
                               14.27
                               14.44
                               14.13
                               14.18
10/31/01                       14.39

Weeky Closing Price
Past Performance is not predictive of future results

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0019 per share.

NMA

Nuveen Municipal Advantage Fund, Inc.

Performance
   Overview As of October 31, 2001

CREDIT QUALITY

AAA/U.S. Guaranteed              65%
-------------------------------------
AA                               17%
-------------------------------------
A                                 8%
-------------------------------------
BBB                               8%
-------------------------------------
NR                                1%
-------------------------------------
Other                             1%
-------------------------------------

PORTFOLIO STATISTICS
===================================================
Share Price                                 $14.85
---------------------------------------------------
Net Asset Value                             $15.65
---------------------------------------------------
Market Yield                                 5.94%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.55%
---------------------------------------------------
Fund Net Assets ($000)                  $1,030,673
---------------------------------------------------
Average Effective Maturity (Years)           22.21
---------------------------------------------------
Leverage-Adjusted Duration                    9.97
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 12/89)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        23.35%        13.97%
---------------------------------------------------
5-Year                         6.43%         6.86%
---------------------------------------------------
10-Year                        6.53%         7.61%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Housing/Single Family                          18%
---------------------------------------------------
Healthcare                                     16%
---------------------------------------------------
Utilities                                      14%
---------------------------------------------------
Tax Obligation/Limited                         10%
---------------------------------------------------
Transportation                                 10%
---------------------------------------------------

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0720
Dec                           0.0700
Jan                           0.0700
Feb                           0.0700
Mar                           0.0700
Apr                           0.0700
May                           0.0700
Jun                           0.0720
Jul                           0.0720
Aug                           0.0720
Sep                           0.0735
Oct                           0.0735

SHARE PRICE PERFORMANCE
11/1/00                        12.88
                               12.81
                               12.63
                               12.50
                               12.63
                               12.88
                               13.06
                               13.25
                               13.81
                               13.81
                               14.06
                               14.13
                               14.30
                               14.19
                               14.14
                               14.12
                               14.24
                               14.45
                               14.07
                               13.94
                               14.20
                               14.07
                               13.95
                               14.22
                               14.10
                               14.17
                               14.08
                               13.90
                               13.88
                               13.99
                               14.05
                               14.03
                               14.16
                               14.44
                               14.38
                               14.36
                               14.30
                               14.39
                               14.41
                               14.68
                               14.70
                               14.76
                               14.72
                               14.78
                               14.76
                               13.82
                               14.59
                               14.75
                               14.59
                               14.65
10/31/01                       14.73


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2000 of $0.0928 per share.

NMO

Nuveen Municipal Market Opportunity Fund, Inc.

Performance
   Overview As of October 31, 2001

CREDIT QUALITY

AAA/U.S. Guaranteed              55%
-------------------------------------
AA                               16%
-------------------------------------
A                                16%
-------------------------------------
BBB                               6%
-------------------------------------
NR                                2%
-------------------------------------
Other                             5%
-------------------------------------

PORTFOLIO STATISTICS
===================================================
Share Price                                 $14.65
--------------------------------------------------
Net Asset Value                             $15.24
--------------------------------------------------
Market Yield                                 6.02%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.66%
--------------------------------------------------
Fund Net Assets ($000)                  $1,074,025
--------------------------------------------------
Average Effective Maturity (Years)           20.90
--------------------------------------------------
Leverage-Adjusted Duration                    9.53
--------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        20.03%        11.93%
--------------------------------------------------
5-Year                         5.98%         6.10%
--------------------------------------------------
10-Year                        6.22%         7.16%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 22%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Water and Sewer                                 6%
--------------------------------------------------

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0750
Dec                           0.0720
Jan                           0.0720
Feb                           0.0720
Mar                           0.0720
Apr                           0.0720
May                           0.0720
Jun                           0.0720
July                          0.0720
Aug                           0.0720
Sep                           0.0735
Oct                           0.0735

SHARE PRICE PERFORMANCE
11/1/00                        13.19
                               12.81
                               12.94
                               12.94
                               13.00
                               12.81
                               13.06
                               13.50
                               13.94
                               14.13
                               14.31
                               14.50
                               14.53
                               14.40
                               14.32
                               14.16
                               14.32
                               14.40
                               14.14
                               13.78
                               14.00
                               14.00
                               14.00
                               14.00
                               14.21
                               14.28
                               14.21
                               13.91
                               13.72
                               13.97
                               14.04
                               13.88
                               14.01
                               14.26
                               14.31
                               14.26
                               14.22
                               14.20
                               14.35
                               14.60
                               14.65
                               14.66
                               14.65
                               14.66
                               14.66
                               13.60
                               14.45
                               14.65
                               14.45
                               14.50
10/31/01                       14.54

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0259 per share.

NAD

Nuveen Dividend Advantage Municipal Fund

Performance
   Overview As of October 31, 2001

CREDIT QUALITY

AAA/U.S. Guaranteed              60%
-------------------------------------
AA                               17%
-------------------------------------
A                                 1%
-------------------------------------
BBB                               4%
-------------------------------------
NR                               11%
-------------------------------------
Other                             7%
-------------------------------------

PORTFOLIO STATISTICS
===================================================
Share Price                                 $15.14
---------------------------------------------------
Net Asset Value                             $14.84
---------------------------------------------------
Market Yield                                 6.02%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.66%
---------------------------------------------------
Fund Net Assets ($000)                    $876,089
---------------------------------------------------
Average Effective Maturity (Years)           20.52
---------------------------------------------------
Leverage-Adjusted Duration                   12.53
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/99)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        27.35%        16.03%
---------------------------------------------------
Since Inception                6.72%         7.84%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Healthcare                                     19%
---------------------------------------------------
Tax Obligation/Limited                         17%
---------------------------------------------------
Tax Obligation/General                         14%
---------------------------------------------------
Transportation                                 14%
---------------------------------------------------
Utilities                                      10%
---------------------------------------------------

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0695
Dec                           0.0705
Jan                           0.0705
Feb                           0.0705
Mar                           0.0735
Apr                           0.0735
May                           0.0735
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                           0.0760
Oct                           0.0760


SHARE PRICE PERFORMANCE
11/1/00                        12.94
                               12.75
                               13.00
                               13.13
                               13.63
                               13.69
                               13.75
                               13.94
                               14.50
                               14.50
                               14.63
                               14.69
                               14.78
                               14.77
                               14.32
                               14.21
                               14.84
                               14.79
                               14.72
                               14.50
                               14.65
                               14.75
                               14.70
                               14.80
                               14.76
                               14.75
                               14.61
                               14.65
                               14.40
                               14.69
                               14.81
                               14.65
                               14.63
                               15.00
                               14.85
                               14.90
                               14.64
                               14.65
                               14.96
                               15.05
                               15.01
                               14.90
                               15.11
                               15.09
                               15.09
                               14.47
                               15.01
                               15.19
                               14.97
                               14.92
10/31/01                       14.92

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

NXZ

Nuveen Dividend Advantage Municipal Fund 2

Performance
   Overview As of October 31, 2001

CREDIT QUALITY

AAA/U.S. Guaranteed              57%
-------------------------------------
AA                               13%
-------------------------------------
A                                15%
-------------------------------------
BBB                              12%
-------------------------------------
Other                             3%
-------------------------------------

PORTFOLIO STATISTICS
===================================================
Share Price                                 $14.96
---------------------------------------------------
Net Asset Value                             $15.07
---------------------------------------------------
Market Yield                                 5.98%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.60%
---------------------------------------------------
Fund Net Assets ($000)                    $663,308
---------------------------------------------------
Average Effective Maturity (Years)           27.21
---------------------------------------------------
Leverage-Adjusted Duration                   10.99
---------------------------------------------------

CUMULATIVE TOTAL RETURN  (Inception 3/01)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
Since Inception                2.75%         8.39%
---------------------------------------------------
TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Healthcare                                     22%
---------------------------------------------------
Water and Sewer                                15%
---------------------------------------------------
Tax Obligation/Limited                         15%
---------------------------------------------------
Utilities                                      13%
---------------------------------------------------
Transportation                                 12%
---------------------------------------------------


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May                           0.0745
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                           0.0745
Oct                           0.0745

SHARE PRICE PERFORMANCE
3/30/01                        15.10
                               15.17
                               15.04
                               15.00
                               15.01
                               15.15
                               14.99
                               14.94
                               14.95
                               15.00
                               14.99
                               14.88
                               14.70
                               14.95
                               14.82
                               14.89
                               14.75
                               14.74
                               14.90
                               14.97
                               14.99
                               15.00
                               15.09
                               14.96
                               14.88
                               14.25
                               14.80
                               15.00
                               14.84
                               14.61
10/31/01                       14.88

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

NZF

Nuveen Dividend Advantage Municipal Fund 3

Performance
   Overview As of October 31, 2001

CREDIT QUALITY

AAA/U.S. Guaranteed              66%
-------------------------------------
AA                               12%
-------------------------------------
A                                17%
-------------------------------------
BBB                               1%
-------------------------------------
NR                                2%
-------------------------------------
Other                             2%
-------------------------------------


THIS FUND WAS INTRODUCED IN SEPTEMBER 2001.

IT DECLARED ITS FIRST REGULAR MONTHLY DIVIDEND OF $0.0755 PER SHARE IN NOVEMBER 2001.



PORTFOLIO STATISTICS
===================================================
Share Price                                 $15.07
--------------------------------------------------
Net Asset Value                             $14.47
--------------------------------------------------
Fund Net Assets ($000)                    $583,100
--------------------------------------------------
Average Effective Maturity (Years)           25.67
--------------------------------------------------
Average Duration                              8.87
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------

Shareholder
           MEETING REPORT

The annual shareholder meeting was held on August 1, 2001, at the Northern Trust Bank, Chicago, Illinois.





                                                         NPP
----------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                                                 Preferred   Preferred    Preferred    Preferred  Preferred
                                                        Common      Shares      Shares       Shares       Shares     Shares
                                                        Shares    Series-M    Series-T     Series-W    Series-TH   Series-F
============================================================================================================================
Robert P. Bremner
   For                                              49,361,490       3,480       3,460        3,299        1,307      3,496
   Withhold                                            405,949          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            49,767,439       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
Lawrence H. Brown
   For                                              49,341,256       3,480       3,460        3,299        1,307      3,496
   Withhold                                            426,183          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            49,767,439       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
Anne E. Impellizzeri
   For                                              49,306,082       3,480       3,460        3,299        1,307      3,496
   Withhold                                            461,357          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            49,767,439       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
Peter R. Sawers
   For                                              49,331,428       3,480       3,460        3,299        1,307      3,496
   Withhold                                            436,011          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            49,767,439       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
William J. Schneider
   For                                                      --       3,480       3,460        3,299        1,307      3,496
   Withhold                                                 --          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                                    --       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
Judith M. Stockdale
   For                                              49,328,324       3,480       3,460        3,299        1,307      3,496
   Withhold                                            439,115          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            49,767,439       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
Timothy R. Schwertfeger
   For                                                      --       3,480       3,460        3,299        1,307      3,496
   Withhold                                                 --          --           6            5           53          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                                    --       3,480       3,466        3,304        1,360      3,497
============================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                              49,250,302       3,431       3,464        3,287        1,307      3,476
   Against                                             191,672          32           2           17           --         21
   Abstain                                             325,465          17          --           --           53        --
----------------------------------------------------------------------------------------------------------------------------
   Total                                            49,767,439       3,480       3,466        3,304        1,360      3,497
============================================================================================================================




                                                         NMA
----------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                                                 Preferred   Preferred    Preferred    Preferred  Preferred
                                                        Common      Shares      Shares       Shares       Shares     Shares
                                                        Shares    Series-M    Series-T     Series-W    Series-TH   Series-F
----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                              35,520,470       2,689       2,433        2,247        1,762      2,591
   Withhold                                            317,359           2          24           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            35,837,829       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
Lawrence H. Brown
   For                                              35,523,970       2,689       2,433        2,247        1,762      2,591
   Withhold                                            313,859           2          24           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            35,837,829       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
Anne E. Impellizzeri
   For                                              35,487,033       2,688       2,433        2,247        1,762      2,591
   Withhold                                            350,796           3          24           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            35,837,829       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
Peter R. Sawers
   For                                              35,519,398       2,689       2,433        2,247        1,762      2,591
   Withhold                                            318,431           2          24           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            35,837,829       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
William J. Schneider
   For                                                      --       2,689       2,433        2,247        1,762      2,591
   Withhold                                                 --           2          24           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                                    --       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
Judith M. Stockdale
   For                                              35,510,057       2,688       2,431        2,247        1,762      2,591
   Withhold                                            327,772           3          26           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                            35,837,829       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
Timothy R. Schwertfeger
   For                                                      --       2,689       2,433        2,247        1,762      2,591
   Withhold                                                 --           2          24           --           22          1
----------------------------------------------------------------------------------------------------------------------------
   Total                                                    --       2,691       2,457        2,247        1,784      2,592
============================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               35,123,190      2,664       2,437        2,247        1,784      2,568
   Against                                              145,159          4          20           --           --        --
   Abstain                                              569,480         23          --           --           --         24
----------------------------------------------------------------------------------------------------------------------------
   Total                                             35,837,829      2,691       2,457        2,247        1,784      2,592
============================================================================================================================

SHAREHOLDER Meeting Report (continued)
                                                         NMO
-------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Preferred   Preferred  Preferred  Preferred
                                                        Common      Shares      Shares     Shares     Shares
                                                        Shares    Series-M    Series-T   Series-W    Series-F
=============================================================================================================
Robert P. Bremner
   For                                              37,269,278       3,343       3,401      2,903       3,570
   Withhold                                            265,467          33          --         --          19
-------------------------------------------------------------------------------------------------------------
   Total                                            37,534,745       3,376       3,401      2,903       3,589
=============================================================================================================
Lawrence H. Brown
   For                                              37,268,529       3,343       3,401      2,903       3,570
   Withhold                                            266,216          33          --         --          19
-------------------------------------------------------------------------------------------------------------
   Total                                            37,534,745       3,376       3,401      2,903       3,589
=============================================================================================================
Anne E. Impellizzeri
   For                                              37,245,481       3,343       3,401      2,903       3,570
   Withhold                                            289,264          33          --         --          19
-------------------------------------------------------------------------------------------------------------
   Total                                            37,534,745       3,376       3,401      2,903       3,589
=============================================================================================================
Peter R. Sawers
   For                                              37,266,382       3,343       3,401      2,903       3,570
   Withhold                                            268,363          33          --         --          19
-------------------------------------------------------------------------------------------------------------
   Total                                            37,534,745       3,376       3,401      2,903       3,589
=============================================================================================================
William J. Schneider
   For                                                      --       3,343       3,401      2,903       3,570
   Withhold                                                 --          33          --         --          19
-------------------------------------------------------------------------------------------------------------
   Total                                                    --       3,376       3,401      2,903       3,589
=============================================================================================================
Judith M. Stockdale
   For                                              37,256,596       3,343       3,401      2,903       3,569
   Withhold                                            278,149          33          --         --          20
-------------------------------------------------------------------------------------------------------------
   Total                                            37,534,745       3,376       3,401      2,903       3,589
=============================================================================================================
Timothy R. Schwertfeger
   For                                                      --       3,343       3,401      2,903       3,570
   Withhold                                                 --          33          --         --          19
-------------------------------------------------------------------------------------------------------------
   Total                                                    --       3,376       3,401      2,903       3,589
=============================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                              37,224,922       3,367       3,401      2,903       3,571
   Against                                             125,168           7          --         --          15
   Abstain                                             184,655           2          --         --           3
-------------------------------------------------------------------------------------------------------------
   Total                                            37,534,745       3,376       3,401      2,903       3,589
=============================================================================================================


                                             NAD
-----------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                              Preferred  Preferred   Preferred
                                                     Common      Shares     Shares      Shares
                                                     Shares    Series-M   Series-T   Series-TH
===============================================================================================
Robert P. Bremner
   For                                           37,678,415       3,638      3,744       3,619
   Withhold                                         242,381           8         --          45
-----------------------------------------------------------------------------------------------
   Total                                         37,920,796       3,646      3,744       3,664
===============================================================================================
Lawrence H. Brown
   For                                           37,665,848       3,642      3,744       3,622
   Withhold                                         254,948           4         --          42
-----------------------------------------------------------------------------------------------
   Total                                         37,920,796       3,646      3,744       3,664
===============================================================================================
Anne E. Impellizzeri
   For                                           37,646,252       3,642      3,744       3,619
   Withhold                                         274,544           4         --          45
-----------------------------------------------------------------------------------------------
   Total                                         37,920,796       3,646      3,744       3,664
===============================================================================================
Peter R. Sawers
   For                                           37,666,198       3,642      3,744       3,622
   Withhold                                         254,598           4         --          42
-----------------------------------------------------------------------------------------------
   Total                                         37,920,796       3,646      3,744       3,664
===============================================================================================
William J. Schneider
   For                                                   --       3,642      3,744       3,622
   Withhold                                              --           4         --          42
-----------------------------------------------------------------------------------------------
   Total                                                 --       3,646      3,744       3,664
===============================================================================================
Judith M. Stockdale
   For                                           37,697,905       3,638      3,744       3,619
   Withhold                                         222,891           8         --          45
-----------------------------------------------------------------------------------------------
   Total                                         37,920,796       3,646      3,744       3,664
===============================================================================================
Timothy R. Schwertfeger
   For                                                   --       3,642      3,744       3,619
   Withhold                                              --           4         --          45
-----------------------------------------------------------------------------------------------
   Total                                                 --       3,646      3,744       3,664
===============================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS
   For                                           37,646,008       3,646      3,744       3,659
   Against                                           90,585          --         --           5
   Abstain                                          184,203          --         --          --
-----------------------------------------------------------------------------------------------
   Total                                         37,920,796       3,646      3,744       3,664
===============================================================================================


REPORT OF
      INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 as of October 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian and brokers or alternative procedures when broker confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles standards generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 10, 2001

Nuveen Performance Plus Municipal Fund, Inc. (NPP)

                            Portfolio of
                                       INVESTMENTS October 31, 2001
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.1%

$       3,615   Alabama Water Pollution Control Authority, Revolving                  8/05 at 100            AAA       $   4,041,209
                 Fund Loan Bonds, Series 1994, 6.750%, 8/15/17

                Jefferson County, Alabama, Sewer Revenue Refunding
                Warrants, Series 1997-A:
        5,075    5.625%, 2/01/22                                                      2/07 at 101            AAA           5,288,404
        5,325    5.375%, 2/01/27                                                      2/07 at 100            AAA           5,421,915

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.0%

          270   Alaska Housing Finance Corporation, Collateralized                   12/01 at 101            AAA             271,455
                 Bonds (Veterans Mortgage Program), 1989
                 First Series, 7.450%, 12/01/29

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.4%

        5,005   Yuma Regional Medical Center on behalf of Hospital                8/02 at 101 1/2         N/R***           5,299,394
                 District No. 1 of Yuma County, Arizona, Hospital
                 Revenue Improvement and Refunding Bonds (Yuma
                 Regional Medical Center Project), Series 1992,
                 8.000%, 8/01/17 (Pre-refunded to 8/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.2%

       11,000   Anaheim Public Financing Authority, California,                      No Opt. Call            AAA           4,203,980
                 Subordinate Lease Revenue Bonds (Anaheim Public
                 Improvements Project), 1997 Series C,
                 0.000%, 9/01/20

        6,760   California Housing Finance Agency, Home Mortgage                   2/10 at 24 5/8            AAA           1,048,746
                 Revenue Bonds, Series 2000F, 0.000%, 8/01/31
                 (Alternative Minimum Tax)

        1,000   Mt. Diablo Hospital District, California, Insured                    12/03 at 102            AAA           1,012,060
                 Hospital Revenue Bonds, 1993 Series A,
                 5.125%, 12/01/23

       13,450   Ontario Redevelopment Financing Authority,                           No Opt. Call            AAA          17,414,791
                 San Bernardino County, California, 1995 Revenue
                 Refunding Bonds (Ontario Redevelopment
                 Project No.1), 7.200%, 8/01/17

       20,420   Community Redevelopment Agency of the City of                        No Opt. Call            AAA          24,137,869
                 Palmdale, California, Residential Mortgage Revenue
                 Refunding Bonds, 1991 Series A, 7.150%, 2/01/10

        2,325   Community Redevelopment Agency of the City of                        No Opt. Call            AAA           3,174,253
                 Palmdale, California, Restructured Single Family
                 Mortgage Revenue Bonds, 1986 Series D,
                 8.000%, 4/01/16 (Alternative Minimum Tax)

       10,000   San Bernardino County, California, Certificates                       8/05 at 102            AAA          11,289,800
                 of Participation (Medical Center Financing Project),
                 Series 1995, 5.500%, 8/01/15 (Pre-refunded
                 to 8/01/05)

        2,000   Airports Commission of the City and County of                         5/09 at 101            AAA           2,030,060
                 San Francisco, California, San Francisco
                 International Airport, Second Series Revenue Bonds,
                 Issue 23B, 5.125%, 5/01/30

        2,000   Airports Commission of the City and County of                         5/11 at 100            AAA           2,036,140
                 San Francisco, California, San Francisco
                 International Airport, Second Series Revenue
                 Refunding Bonds, Issue 27B, 5.125%, 5/01/26

       15,745   Walnut Valley Unified School District, Los Angeles                    8/11 at 103            AAA          19,874,284
                 County, California, General Obligation Refunding
                 Bonds, Series 1997A, 7.200%, 2/01/16

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.1%

        3,790   City and County of Denver, Colorado, Airport                         11/07 at 101            AAA           3,840,748
                 System Revenue Bonds, Series 1997E,
                 5.250%, 11/15/23

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992B:
        1,020    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102            Aaa           1,092,838
                 (Pre-refunded to 11/15/02)
        3,980    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102              A           4,223,098

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991D:
        1,000    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100            Aaa           1,001,880
                 (Pre-refunded to 11/15/01)
        3,720    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100           A***           3,726,808
                 (Pre-refunded to 11/15/01)

                Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991A:
$       5,145    8.750%, 11/15/05 (Alternative Minimum Tax)                          11/01 at 102              A       $   5,260,557
        1,715    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102            Aaa           1,753,605
                 (Pre-refunded to 11/15/01)
        4,755    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102           A***           4,861,797
                 (Pre-refunded to 11/15/01)
          955    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100            Aaa             957,139
                 (Pre-refunded to 11/15/01)
        2,640    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100              A           2,645,808

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.4%

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Bonds (Venice Homes Apartments
                Project), Series 2001A:
        1,545    5.700%, 1/01/32 (Alternative Minimum Tax)                            7/11 at 100            AAA           1,565,950
        1,805    5.800%, 1/01/36 (Alternative Minimum Tax)                            7/11 at 100            AAA           1,836,353

        4,905   Florida Housing Finance Corporation, Homeowner                        1/10 at 100            AAA           5,105,271
                 Mortgage Revenue Bonds, 2000 Series 11,
                 5.850%, 1/01/22 (Alternative Minimum Tax)

       10,050   State of Florida, Board of Education, Public                          6/10 at 101            AA+          10,879,728
                 Education Capital Outlay Refunding Bonds (Full
                 Faith and Credit), 1999 Series D, 5.750%, 6/01/22

       10,750   Industrial Development Authority, Martin County,                     12/04 at 102           BBB-          11,094,753
                 Florida, Industrial Development Revenue Bonds
                 (Indiantown Cogeneration, L.P. Project),
                 Series 1994A, 7.875%, 12/15/25 (Alternative
                 Minimum Tax)

        2,570   Housing Finance Authority of Miami-Dade County,                       6/11 at 100            AAA           2,659,385
                 Florida, Multifamily Mortgage Revenue Bonds
                 (Country Club Villas II Project), Series 2001
                 1A, 5.850%, 1/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.2%

        4,920   City of Atlanta, Georgia, Airport General Revenue                     1/10 at 101            AAA           5,181,941
                 and Refunding Bonds, Series 2000A,
                 5.600%, 1/01/30

        5,000   City of Atlanta, Georgia, Water and Wastewater                       No Opt. Call            AAA           5,484,350
                 Revenue Bonds, Series 1999A, 5.500%, 11/01/22

        2,000   George L. Smith II World Congress Center Authority,                   7/10 at 101            AAA           2,076,540
                 Georgia, Refunding Revenue Bonds (Domed
                 Stadium Project), Series 2000, 5.500%,
                 7/01/20 (Alternative Minimum Tax)

        1,145   Georgia Housing and Finance Authority, Home                           6/02 at 102            Aa2           1,175,102
                 Ownership Opportunity Program Bonds,
                 Series 1992A, 6.875%, 12/01/20
                 (Alternative Minimum Tax)

       15,000   Private Colleges and Universities Authority,                         11/09 at 101            Aa1          15,743,250
                 Georgia, Revenue Bonds (Emory University
                 Project), Series 1999A, 5.500%, 11/01/25

------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2%

        1,530   Idaho Housing and Finance Association, Single                         7/10 at 100            Aa2           1,645,913
                 Family Mortgage Bonds, 2000 Series G2,
                 5.950%, 7/01/25 (Alternative Minimum Tax)
        1,335   Idaho Housing and Finance Association, Single                         1/10 at 100             A1           1,434,191
                 Family Mortgage Bonds, 2000 Series D,
                 6.200%, 7/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.8%

        3,000   City of Chicago, Illinois, General Obligation Library                 1/08 at 102            AAA           3,239,460
                 Bonds, Series 1997, 5.750%, 1/01/17

                City of Chicago, Illinois, General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
       32,170    0.000%, 1/01/21                                                     No Opt. Call            AAA          11,781,941
       32,670    0.000%, 1/01/22                                                     No Opt. Call            AAA          11,309,701

       10,000   Chicago School Reform Board of Trustees of the                       No Opt. Call            AAA           3,907,900
                 Board of Education, Illinois, Dedicated Tax
                 Revenue Bonds (General Obligation - Unlimited
                 Tax), Series 1998A, 0.000%, 12/01/19

       10,000   Chicago School Reform Board of Trustees of the                       No Opt. Call            AAA           3,685,200
                 Board of Education, Illinois, Dedicated Tax
                 Revenue Bonds (General Obligation - Unlimited
                 Tax), Series 1999A, 0.000%, 12/01/20

        9,145   City of Chicago, Illinois, Revenue Bonds (Chicago                     1/07 at 101            AAA           9,425,203
                 Midway Airport), Series 1996A, 5.500%, 1/01/29

                Forest Preserve District of DuPage County, Illinois, General
                Obligation - Limited Tax Bonds, Series 2000:
        8,000    0.000%, 11/01/18                                                    No Opt. Call            AAA           3,409,680
       15,285    0.000%, 11/01/19                                                    No Opt. Call            AAA           6,109,567

        3,500   Illinois Development Finance Authority, Pollution                     3/05 at 102            AAA           3,956,820
                 Control Refunding Revenue Bonds (Commonwealth
                 Edison Company Project), Series 1994D,
                 6.750%, 3/01/15

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds (Town and Garden Apartments Project), Series 1992:
$       3,810    7.800%, 3/01/06 (Alternative Minimum Tax)                            3/02 at 102         N/R***       $   3,955,123
                 (Pre-refunded to 3/01/02)
        5,960    7.200%, 9/01/08 (Alternative Minimum Tax)                            3/02 at 102         N/R***           6,175,752
                 (Pre-refunded to 3/01/02)

       10,000   Illinois Educational Facilities Authority, Adjustable                12/03 at 102            AAA          10,898,700
                 Demand Revenue Bonds (The University of
                 Chicago), Series 1985 (Remarketed), 5.700%,
                 12/01/25 (Pre-refunded to 12/01/03)

       12,910   Illinois Health Facilities Authority, Revenue Bonds                   8/04 at 102            AA+          13,394,254
                 (Northwestern Memorial Hospital), Series 1994A,
                 6.000%, 8/15/24

        3,660   Illinois Health Facilities Authority, Revenue Refunding               8/09 at 101             A-           3,641,261
                 Bonds (Silver Cross Hospital and Medical Centers),
                 Series 1999, 5.250%, 8/15/15

        3,570   Illinois Health Facilities Authority, Revenue Bonds                  12/12 at 102            AAA           4,003,755
                 (GNMA Collateralized - Midwest Care Center IV),
                 Series 1999A, 6.375%, 12/01/24

        4,580   Illinois Health Facilities Authority, Revenue Bonds                   8/10 at 102            Aaa           4,960,232
                 (GNMA Collateralized - Midwest Care Center IX),
                 Series 2000, 6.250%, 8/20/35

        4,415   Illinois Health Facilities Authority, Revenue Refunding               1/02 at 101           Baa3           4,351,645
                 Bonds (Proctor Community Hospital Project),
                 Series 1991, 7.375%, 1/01/23

        3,700   Village of Libertyville, Illinois, Affordable Housing                11/09 at 100             A2           3,811,666
                 Revenue Bonds (Liberty Towers Project),
                 Series 1999A, 7.000%, 11/01/29

        6,000   McHenry County, Illinois, Conservation District                       2/11 at 100            AAA           6,345,060
                 General Obligation Bonds, Series 2001A,
                 5.625%, 2/01/21

                Metropolitan Pier and Exposition Authority, Illinois,
                Refunding Bonds Expansion Project), Series 1996A:
       16,570    0.000%, 12/15/20                                                    No Opt. Call            AAA           6,139,682
       23,550    0.000%, 12/15/22                                                    No Opt. Call            AAA           7,752,896
       23,575    0.000%, 12/15/23                                                    No Opt. Call            AAA           7,347,385

       10,280   Metropolitan Pier and Exposition Authority, Illinois,                No Opt. Call            AAA          11,201,910
                 Refunding Bonds (McCormick Place Expansion
                 Project ), Series 1998A, 5.500%, 12/15/23

       10,650   Metropolitan Pier and Exposition Authority, Illinois,                No Opt. Call            AAA          13,802,933
                 Revenue Bonds (McCormick Place Hospitality
                 Facilities), Series 1996A, 7.000%, 7/01/26

       17,865   Regional Transportation Authority, Cook, DuPage,                     No Opt. Call            AAA          20,142,609
                 Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1999,
                 5.750%, 6/01/23

        6,090   Sherman, Illinois, Mortgage Revenue Bonds (Villa                     10/09 at 102            AAA           6,701,862
                 Vianney) GNMA Series 1999 Refunding,
                 6.450%, 10/01/29

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.2%

        3,750   Fort Wayne International Airport, Air Trade Center                    1/08 at 101            Aaa           3,668,588
                 Building Corporation, Allen County, Indiana, First
                 Mortgage Bonds, Series 1998, 5.000%, 1/15/20
                 (Alternative Minimum Tax)

        5,000   Fort Wayne South Side School Building Corporation,                    1/04 at 102            AAA           5,475,700
                 Allen County,  Indiana, First Mortgage Bonds,
                 Series 1994, 6.125%, 1/15/12 (Pre-refunded
                 to 1/15/04)

        5,250   Indiana Bond Bank, State Revolving Fund Program                       2/04 at 102            AAA           5,523,420
                 Bonds (Guaranteed Revenue), Series 1994A,
                 6.000%, 2/01/16

       14,000   Indiana Health Facility Financing Authority, Hospital             8/10 at 101 1/2            AAA          14,392,000
                 Revenue Bonds (Clarian Health Obligated Group),
                 Series 2000A, 5.500%, 2/15/30

                Indiana Health Facility Financing Authority, Revenue Bonds
                (Ancilla Systems ncorporated Obligated Group), Series 1997:
       15,380    5.250%, 7/01/17                                                      7/07 at 101            AAA          16,186,989
        2,250    5.250%, 7/01/22                                                      7/07 at 101            AAA           2,290,928
        4,320    5.250%, 7/01/22                                                      7/07 at 101            AAA           4,546,670

        4,980   Indiana Municipal Power Agency, First Crossover                      11/02 at 100            AAA           5,024,920
                 Series and Power Supply System Refunding
                 Revenue Bonds (Special Obligation), 1998 Series B,
                 5.300%, 1/01/16 (Pre-refunded to 11/26/02)

        8,000   Indiana Transportation Finance Authority, Highway                    12/10 at 100             AA           8,231,200
                 Revenue Bonds,

        5,730   Michigan City School Building Corporation, LaPorte                   12/04 at 102            AAA           6,440,234
                 and Porter Counties, Indiana, First Series 2000,
                 5.375%, 12/01/25Mortgage Bonds, Series
                 1994A, 6.125%, 12/15/09

                Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.6%

$       2,865   Iowa Finance Authority, Single Family Mortgage                       11/01 at 100            Aaa       $   2,869,785
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1988 Issue B, 8.250%, 5/01/20
                 (Alternative Minimum Tax)

        5,000   Tobacco Settlement Authority, Iowa, Tobacco                           6/11 at 101             A1           4,859,050
                 Settlement Asset-Backed Revenue Bonds,
                 Series 2001B, 5.600%, 6/01/35

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.6%

        5,790   Unified School District No. 259, Wichita,                             9/10 at 100             AA           4,924,106
                 Sedgwick County, Kansas, General Obligation
                 Bonds, Series 2000, 3.500%, 9/01/17

        3,200   Unified School District No. 500, Wyandotte County,                    9/11 at 100            AAA           2,783,744
                 Kansas, General Obligation School Bonds,
                 Series 2001, 4.000%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7%

       10,000   County of Carroll, Kentucky, Collateralized Pollution                 9/02 at 102             A1          10,571,400
                 Control Revenue Bonds (Kentucky Utilities
                 Company Project), 1992 Series A, 7.450%,
                 9/15/16

        5,340   Kentucky Housing Corporation, Housing Revenue                         7/11 at 100            AAA           5,390,143
                 Bonds, 2001 Series F, .350%, 1/01/21
                 (Alternative Minimum Tax)

        3,700   Louisville and Jefferson County Metropolitan                          5/07 at 101            AAA           4,028,930
                 Sewer District, Commonwealth of Kentucky,
                 Sewer and Drainage System Revenue Bonds,
                 Series 1997A, 6.250%, 5/15/26

        2,605   County of Trimble, Kentucky, Pollution Control                        9/02 at 102            AAA           2,739,939
                 Revenue Bonds (Louisville Gas and Electric
                 Company Project), 1990 Series B, 6.550%,
                 11/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.2%

        4,035   East Baton Rouge Mortgage Finance Authority,                         10/07 at 102            Aaa           4,179,978
                 Louisiana, Single Family Mortgage Revenue
                 Refunding Bonds (GNMA and FNMA Mortgage
                 Backed Securities Program), Series 1997B-1,
                 5.750%, 10/01/26

       35,700   Louisiana Stadium and Exposition District, Hotel                      7/06 at 102            AAA          40,355,994
                 Occupancy Tax Bonds, Series 1996,
                 5.750%, 7/01/26 (Pre-refunded to 7/01/06)

        5,630   New Orleans Housing Development Corporation,                          6/03 at 100            AAA           5,800,364
                 Louisiana, Multifamily Housing Revenue Refunding
                 Bonds (Curran Place Apartments-Fannie Mae
                 Collateralized), Series 1990A, 7.700%, 8/01/23

        6,500   City of Shreveport, Louisiana, Water and Sewer                        6/03 at 103            AAA           6,986,655
                 Revenue Bonds, 1986, Series A, 5.950%, 12/01/14

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.7%

         9000   Maine State Housing Authority, Mortgage Purchase                      2/04 at 102             AA           9,166,770
                 Bonds, 1994 Series A, 5.700%, 11/15/26

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.3%

        1,975   Community Development Administration, Maryland                        9/10 at 100            Aa2           2,026,409
                 Department of Housing and Community
                 Development, Residential Revenue Bonds,
                 Series H, 5.800%, 9/01/32 (Alternative
                 Minimum Tax)

        7,475   Housing Opportunities Commission of Montgomery                        7/04 at 102            Aa2           7,795,902
                 County, Maryland, Multifamily Housing Revenue
                 Bonds, 1994 Series A, 6.250%, 7/01/28

        7,090   City of Takoma Park, Maryland, Hospital Facilities                   No Opt. Call            AAA           8,562,522
                 Refunding and Improvement Revenue Bonds
                 (Washington Adventist Hospital), Series 1995,
                 6.500%, 9/01/12

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.1%

        2,280   Massachusetts Educational Financing Authority,                       12/10 at 101            AAA           2,500,453
                 Education Loan Revenue and Refunding Bonds,
                 Series 2000A (Issue G), 5.700%, 12/01/11
                 (Alternative Minimum Tax)

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, 1987 Series A:
           35    8.750%, 7/01/18                                                      7/03 at 100           BBB+              38,663
           25    8.750%, 7/01/18                                                      1/02 at 100           BBB+              25,306
           25    8.750%, 7/01/18                                                      7/02 at 100           BBB+              26,114
           30    8.750%, 7/01/18                                                      1/03 at 100           BBB+              32,222
           35    8.750%, 7/01/18                                                      1/05 at 100           BBB+              41,075
           35    8.750%, 7/01/18                                                      7/05 at 100           BBB+              41,947
           70    8.750%, 7/01/18                                                      1/04 at 100           BBB+              78,889
           70    8.750%, 7/01/18                                                      7/04 at 100           BBB+              80,847

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$      10,100   Massachusetts Health and Educational Facilities                       7/02 at 102            AAA       $  10,542,582
                 Authority, Revenue Bonds (New England Medical
                 Center Hospitals Issue), Series F, 6.625%, 7/01/25

        1,420   Massachusetts Health and Educational Facilities                       7/08 at 101            Aaa           1,336,050
                 Authority, Revenue Bonds (Southcoast Health
                 System Obligated Group Issue), Series A,
                 4.750%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.2%

       17,000   School District of the City of Birmingham, County                    11/07 at 100            AAA          16,299,600
                 of Oakland, Michigan, School Building and Site
                 Bonds, Series 1998, 4.750%, 11/01/24

        3,000   City of Detroit, Michigan, Water Supply System                        7/07 at 101            AAA           2,986,770
                 Revenue Bonds (Senior Lien), Series 1997-A,
                 5.000%, 7/01/21

        4,065   Grand Rapids Housing Corporation, Michigan,                           1/04 at 104            AAA           4,255,730
                 Multifamily Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loan - Section 8 Assisted Elderly
                 Project), Series 1992, 7.375%, 7/15/41

        4,030   City of Hancock Hospital Finance Authority,                           8/08 at 100            AAA           4,095,085
                 Michigan, FHA-Insured Mortgage Hospital Revenue
                 Bonds (Portage Health System, Inc.), Series 1998,
                 5.450%, 8/01/47

       15,000   Michigan Public Power Agency, Refunding Revenue                       1/03 at 102            AAA          15,140,250
                 Bonds (Belle River Project), 1993 Series A,
                 5.250%, 1/01/18

        1,000   State Building Authority, Michigan, 2001 Revenue                     10/11 at 100            AA+             997,940
                 Bonds (Facilities Program), Series I,
                 5.000%, 10/15/24

        3,000   Michigan Strategic Fund, Limited Obligation                           9/09 at 102            AAA           3,112,560
                 Refunding Revenue Bonds (The Detroit Edison
                 Company Pollution Control Bonds Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29
                 (Alternative Minimum Tax)

       10,000   Charter County of Wayne, Michigan, Detroit                           12/08 at 102            AAA          10,266,200
                 Metropolitan Wayne County Airport, Airport
                 Revenue Bonds, Series 1998A, 5.375%,
                 12/01/16 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.4%

        4,390   The Dakota County Housing and Redevelopment                           4/04 at 102            AAA           4,560,288
                 Authority, Minnesota, Single Family Mortgage
                 Revenue Bonds (Fannie Mae Mortgage Backed
                 Securities Program), Series 1994A,
                 6.900%, 10/01/27 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports                            1/11 at 100            AAA           3,048,870
                 Commission, Minnesota, Subordinate Airport
                 Revenue Bonds, Series 2001C, 5.250%, 1/01/26

       22,820   The Housing and Redevelopment Authority of                           11/15 at 103            AAA          28,320,076
                 the City of St. Paul, Minnesota, Sales Tax Revenue
                 Refunding Bonds (Civic Center Project), Series 1996,
                 7.100%, 11/01/23

                Housing and Redevelopment Authority of the City of St. Paul,
                Minnesota, Single Family Mortgage Revenue Refunding Bonds
                (Middle Income Program - Phase II FNMA Mortgage-Backed
                Securities Program), Series 1995:
        1,165    6.400%, 3/01/21                                                      3/05 at 102            Aaa           1,229,681
        9,655    6.800%, 3/01/28                                                3/05 at 102 19/32            Aaa          10,308,257

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

        9,750   Mississippi Business Finance Corporation, Pollution Control Revenue  10/03 at 102           BBB-           9,663,615
                 Refunding Bonds (System Energy Resources, Inc. Project), Series
                 1998, 5.875%, 4/01/22

          370   Mississippi Home Corporation, Single Family                           4/05 at 102            Aaa             383,586
                 Mortgage Revenue Bonds, Series 1995B,
                 6.550%, 4/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.5%

        3,105   Missouri Housing Development Commission, Single                      11/01 at 100            AAA           3,110,185
                 Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), 1988
                 Series A, 8.300%, 5/01/19 (Alternative
                 Minimum Tax)

        3,740   Health and Educational Facilities Authority of the                    6/11 at 101            AAA           3,800,887
                 State of Missouri, Revenue Bonds (SSM Health
                 Care), Series 2001A, 5.250%, 6/01/28


                Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.9%

$       2,400   Montana Board of Housing, Single Family Program                   6/07 at 101 1/2            AA+       $   2,508,840
                 Bonds, 1997 Series A, 6.150%, 6/01/30
                 (Alternative Minimum Tax)

        4,585   Montana Board of Housing, Single Family Mortgage                     12/09 at 100            AA+           4,873,259
                 Bonds, 2000 Series A2, 6.450%, 6/01/29
                 (Alternative Minimum Tax)

        4,795   Montana Higher Education Student Assistance                          12/08 at 101             A2           4,808,330
                 Corporation, Student Loan Revenue Bonds,
                 Subordinate Series 1998B, 5.500%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3%

        3,895   Nebraska Investment Finance Authority, Single                         9/10 at 100            AAA           4,058,746
                 Family Housing Revenue Bonds, 2000 Series E,
                 5.850%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.9%

       10,505   State of Nevada, General Obligation - Limited Tax                     5/06 at 101          AA***          11,864,977
                 Bonds (Nevada Municipal Bond Bank Project
                 No. 52), Series 1996A, 6.000%, 5/15/21
                 (Pre-refunded to 5/15/06)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

                New Hampshire Housing Finance Authority, Multifamily Housing
                (Revenue Bonds Countryside Limited Partnership
                -Countryside Project), 1994 Issue (Remarketing):
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                            7/10 at 101            Aaa           3,903,837
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                            7/10 at 101            Aaa           7,248,566

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.4%

        4,615   Higher Education Student Assistance Authority                         6/10 at 101            AAA           5,134,695
                 of the State of New Jersey, Student Loan
                 Revenue Bonds, 2000 Series A, 6.000%,
                 6/01/13 (Alternative Minimum Tax)

        8,500   New Jersey Health Care Facilities Financing                           8/11 at 100            AAA           8,466,680
                 Authority, FHA-Insured Mortgage Revenue Bonds
                 (Jersey City Medical Center Issue), Series 2001,
                 5.000%, 8/01/31

        3,000   New Jersey Economic Development Authority,                            5/09 at 100            AAA           3,121,560
                 Transportation Project Sublease Revenue Bonds
                 (New Jersey Transit Corporation - Light Rail
                 Transit System Projects), 1999 Series A Bonds,
                 5.250%, 5/01/17

        8,750   New Jersey Transportation Trust Fund Authority,                       6/07 at 102             AA           9,171,925
                 Transportation Project Bonds, 1996 Series B,
                 5.250%, 6/15/16

                Township of West Deptford, County of Gloucester, New Jersey,
                General Obligation Bonds, Series 2000:
        3,150    5.500%, 9/01/21                                                      9/10 at 100            Aaa           3,347,789
        3,335    5.500%, 9/01/22                                                      9/10 at 100            Aaa           3,539,436

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.1%

            5   The City of New York, New York, General                               2/02 at 100              A               5,078
                 Obligation Bonds, Fiscal 1987 Series D,
                 8.500%, 8/01/08

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
        7,910    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                        8/02 at 101 1/2            AAA           8,301,545
           90    6.625%, 8/01/14                                                  8/02 at 101 1/2            AAA              94,122

       12,500   The City of New York, New York, General Obligation                   No Opt. Call              A          14,101,500
                 Bonds, Fiscal 1997 Series A, 7.000%, 8/01/05

       16,295   The City of New York, New York, General Obligation                2/06 at 101 1/2              A          17,214,364
                  Bonds, Fiscal 1996 Series F, 5.750%, 2/01/15

       20,650   New York City Municipal Water Finance Authority,                      6/06 at 101            AAA          22,675,972
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

        4,875   New York City Municipal Water Finance Authority,                      6/06 at 101            AAA           5,033,389
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 1997 Series A, 5.500%, 6/15/24

       10,000   New York City Municipal Water Finance Authority,                      6/09 at 101             AA          10,647,000
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 2000 Series A, 5.750%, 6/15/30

        7,810   New York City Transitional Finance Authority,                         8/09 at 101            AA+           8,368,649
                 New York, Future Tax Secured Bonds, Fiscal 2000
                 Series A, 5.750%, 8/15/24

        2,250   Dormitory Authority of the State of New York,                         7/09 at 101            AAA           2,351,520
                 Lease Revenue Bonds (State University Dormitory
                 Facilities Issue), Series 1999C, 5.500%, 7/01/29

        4,000   Dormitory Authority of the State of New York,                        11/01 at 100            AA-           4,044,800
                 Revenue Bonds (State University Educational
                 Facilities), Series 1990B, 6.000%, 5/15/17

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       1,500   Dormitory Authority of the State of New York,                         8/07 at 101            AAA       $   1,530,660
                 Revenue Bonds (St. Barnabas Hospital),
                 Series 1997, 5.450%, 8/01/35

        2,070   Dormitory Authority of the State of New York,                         7/08 at 101            AAA           2,184,347
                 Insured Revenue Bonds (853 Schools Program -
                 Gateway-Longview, Inc.), Series 1998A,
                 5.500%, 7/01/18

        4,300   Dormitory Authority of the State of New York,                         8/08 at 101            AAA           3,862,002
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1998F, 4.500%,8/15/28

       17,000   Dormitory Authority of the State of New York, City                    7/09 at 101            AAA          17,767,040
                 University System Consolidated Third General
                 Resolution Revenue Bonds, 1999 Series 1,
                 5.500%, 7/01/29

        3,000   Dormitory Authority of the State of New York,                         1/08 at 102            AAA           3,091,680
                 City University System Consolidated Third General
                 Resolution Revenue Bonds, 1997 Series 1,
                 5.375%, 7/01/24

        2,000   Dormitory Authority of the State of New York,                         2/06 at 102            AAA           2,038,040
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1996B, 5.375%, 2/15/26

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds (Marymount Manhattan College), Series 1999:
        1,580    6.375%, 7/01/13                                                      7/09 at 101             AA           1,823,067
        9,235    6.125%, 7/01/21                                                      7/09 at 101             AA          10,120,452

        3,000   New York State Energy Research and Development                        9/08 at 102            AAA           3,240,870
                 Authority, Pollution Control Revenue Bonds
                 (Rochester Gas and Electric Corporation Project),
                 Series 1998A, 5.950%, 9/01/33 (Alternative
                 Minimum Tax)

       14,750   New York State Medical Care Facilities Finance                        2/04 at 102            AAA          15,482,780
                 Agency, Mental Health Services Facilities
                 Improvement Revenue Bonds, 1993 Series F
                 Refunding, 5.375%, 2/15/14

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.1%

        2,000   North Carolina Municipal Power Agency Number 1,                       1/08 at 102            AAA           2,004,520
                 Catawba, Electric Revenue Bonds, Series 1998A,
                 5.000%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6%

        7,160   North Dakota Housing Finance Agency,                                  7/10 at 100            Aa3           7,657,835
                 Housing Finance Program Bonds (Home Mortgage
                 Finance Program), 2000 Series A Refunding,
                 6.500%, 1/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.0%

        7,500   City of Cleveland, Ohio, Airport System Revenue                       1/10 at 101            AAA           7,414,350
                 Bonds, Series 2000A, 5.000%, 1/01/31

       19,500   Ohio Housing Finance Agency, Residential                              7/09 at 100            Aaa          20,070,180
                 Mortgage Revenue Bonds (Fixed Rate
                 Mortgage-Backed Securities Program), 1999
                 Series C, 5.750%, 9/01/30 (Alternative
                 Minimum Tax)

       15,500   Ohio Water Development Authority, Solid Waste                         9/08 at 102            N/R          13,688,980
                 Disposal Revenue Bonds (Bay Shore Power
                 Project), Convertible Series 1998A, 5.875%,
                 9/01/20 (Alternative Minimum Tax)

                Ohio Water Development Authority, Solid Waste Disposal Revenue
                Bonds (Bay Shore Power Project), Convertible Series 1998B:
       12,000    6.625%, 9/01/20 (Alternative Minimum Tax)                            9/09 at 102            N/R          11,531,520
        2,500    6.625%, 9/01/20 (Alternative Minimum Tax)                            9/09 at 102            N/R           2,402,400

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.2%

        3,400   Trustees of the Tulsa Municipal Airport Trust,                       No Opt. Call             BB           3,119,908
                 Oklahoma, Revenue Bonds, Refunding
                 Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.9%

        2,735   Housing and Community Services Department,                            1/10 at 100            Aa2           2,894,040
                 State of Oregon, Mortgage Revenue Bonds (Single
                 Family Mortgage Program), Series 2000F,
                 6.250%, 7/01/28 (Alternative Minimum Tax)

        9,150   Portland, Oregon, Pollution Control Revenue                          No Opt. Call             A3           9,619,395
                 Bonds (General Electric), Series B,
                 4.800%, 6/01/10

                Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9%

                Bethlehem Authority, Northampton and Lehigh
                Counties, Pennsylvania, Guaranteed Water Revenue
                Bonds, Series of 1998:
$       3,125    0.000%, 5/15/22                                                     No Opt. Call            AAA       $   1,065,063
        3,125    0.000%, 5/15/23                                                     No Opt. Call            AAA           1,008,563
        3,135    0.000%, 5/15/24                                                     No Opt. Call            AAA             957,931
        3,155    0.000%, 5/15/26                                                     No Opt. Call            AAA             863,650
        4,145    0.000%, 11/15/26                                                    No Opt. Call            AAA           1,105,098
        2,800    0.000%, 5/15/28                                                     No Opt. Call            AAA             688,408
        3,000    0.000%, 11/15/28                                                    No Opt. Call            AAA             717,960

        4,985   Carbon County Industrial Development Authority,                      No Opt. Call           BBB-           5,331,707
                 Pennsylvania, Resource Recovery Revenue
                 Refunding Bonds (Panther Creek Partners Project),
                 2000 Series, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        2,865   Cumberland County Municipal Authority,                               11/04 at 102        BBB-***           3,262,891
                 Pennsylvania, Carlisle Hospital and Health Services
                 First Mortgage Revenue and Refunding Bonds,
                 Series 1994, 6.800%, 11/15/14 (Pre-refunded
                 to 11/15/04)

       11,000   Delaware County Authority, Pennsylvania,                             11/08 at 102            AAA          10,738,530
                 Health System Revenue Bonds (Catholic Health
                 East Issue), Series 1998A, 4.875%, 11/15/18

                Pennsylvania Economic Development Finance
                Authority, Resource Recovery Revenue Bonds
                (Northampton Generating Project), Senior
                Series 1994A:
        2,600    6.400%, 1/01/09 (Alternative Minimum Tax)                            1/04 at 102           BBB-           2,657,616
        4,500    6.500%, 1/01/13 (Alternative Minimum Tax)                            1/04 at 102           BBB-           4,578,075

        1,000   Pennsylvania Economic Development Financing                           1/04 at 102            N/R           1,011,200
                 Authority, Resource Recovery Revenue Subordinate
                 Bonds (Northampton Generating Project),
                 Series 1994C, 6.875%, 1/01/11 (Alternative
                 Minimum Tax)

        6,250   Pennsylvania Economic Development Financing                          No Opt. Call            N/R           6,500,688
                 Authority, Resource Recovery Revenue Bonds
                 (Northampton Generating Project), Senior Lien
                 Series 1994B, 6.750%, 1/01/07 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.1%

        1,250   Puerto Rico Highway and Transportation Authority,                     7/10 at 101            AAA           1,383,963
                 Transportation Revenue Bonds, Series B,
                 5.875%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.4%

        6,925   State of South Carolina, General Obligation State                    10/09 at 101            AAA           6,677,224
                 Capital Improvement Bonds, Series 1999A,
                 4.000%, 10/01/14

       25,000   Tobacco Settlement Revenue Management                                 5/11 at 101             A1          26,121,250
                 Authority, South Carolina, Tobacco Settlement
                 Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

        2,260   The Health and Educational Facilities Board of                        7/23 at 100            AAA           2,286,939
                 Johnson City, Tennessee, Hospital Revenue
                 Refunding and Improvement Bonds (Johnson City
                 Medical Center Hospital), Series 1998C,
                 5.125%, 7/01/25 (Pre-refunded to 7/01/23)

        1,700   Memphis-Shelby County Airport Authority,                              3/10 at 101            AAA           1,840,947
                 Tennessee, Airport Revenue Bonds, Series 1999D,
                 6.000%, 3/01/24 (Alternative Minimum Tax)

        6,885   The Health, Educational and Housing Facility                          1/03 at 103            AAA           7,154,479
                 Board of the City of Memphis, Tennessee,
                 Multifamily Mortgage Revenue Refunding Bonds
                 (Riverdale Plaza Apartments Project), Series 1993,
                 6.350%, 7/20/28

        6,000   The Health and Educational Facilities Board of the                   12/17 at 100            AAA           6,851,700
                 Metropolitan Government of Nashville and
                 Davidson County, Tennessee, Revenue Refunding
                 and Improvement Bonds (Meharry Medical College
                 Project), Series 1996, 6.000%, 12/01/19

       14,670   Tennessee Housing Development Agency,                                 7/10 at 101             AA          15,792,108
                 Homeownership Program Bonds, Issue 2000-1,
                 6.375%, 7/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.9%

       11,800   City of Austin, Texas, Combined Utility Systems                      11/02 at 100            AAA          12,133,114
                 Revenue Refunding Bonds, Series 1992,
                 5.750%, 11/15/16

        4,000   Health Facilities Development Corporation, Bell                       2/10 at 101            AAA           4,361,240
                 County, Texas, Hospital Revenue Bonds (Scott
                 and White Memorial Hospital and Scott, Sherwood
                 and Brindley Foundation Project), Series 2000A,
                 6.125%, 8/15/23

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      18,690   Dallas-Ft. Worth, Texas, International Airport                       No Opt. Call             BB       $  17,948,194
                 Facilities Improvement Corporation, Revenue
                 Refunding Bonds (American Airlines, Inc.),
                 Series 2000B, 6.050%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/05)

        2,265   Fort Worth Housing Finance Corporation, Texas,                        4/02 at 103            Aa2           2,335,442
                 Home Mortgage Revenue Refunding Bonds,
                 Series 1991A, 8.500%, 10/01/11

        1,500   Harris County Health Facilities Development                           7/09 at 101            AAA           1,494,045
                 Corporation, Texas, Revenue Bonds (Christus
                 Health), Series 1999A, 5.375%, 7/01/24

          375   Hidalgo County Housing Finance Corporation,                           4/04 at 102            Aaa             388,534
                 Texas, Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Collateralized), Series 1994A,
                 6.750%, 10/01/15 (Alternative Minimum Tax)

        3,885   Houston Independent School District Public Facility                  No Opt. Call            AAA           1,541,374
                 Corporation, Harris County, Texas, Lease Revenue
                 Bonds (Cesar E. Chavez High School),
                 Series 1998A, 0.000%, 9/15/19

                City of Houston, Texas, Water and Sewer System Junior Lien
                Revenue Refunding Bonds, Series 1998A:
       28,500    0.000%, 12/01/24                                                    No Opt. Call            AAA           8,368,170
       48,815    0.000%, 12/01/27                                                    No Opt. Call            AAA          12,145,172

        3,100   City of Houston, Texas, Water and Sewer System                       12/06 at 101            AAA           3,135,464
                 Junior Lien Revenue Refunding Bonds,
                 Series 1996A, 5.250%, 12/01/25

        1,690   City of Laredo, Webb County, Texas, Combination                       2/08 at 100            AAA           1,602,813
                 Tax and Sewer System Revenue Certificates of
                 Obligation, Series 1998A, 4.500%, 2/15/18

                Leander Independent School District, Williamson and Travis
                Counties, Texas, Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                 8/06 at 46 15/32            AAA           1,774,899
        3,705    0.000%, 8/15/22                                                  8/06 at 41 5/16            AAA           1,182,414

        1,670   The Lubbock Housing Finance Corporation,                              6/07 at 102            AAA           1,741,276
                 Texas, Single Family Mortgage Revenue Refunding
                 Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1997A, 6.125%, 12/01/17

        6,050   City of San Antonio, Texas, Electric and Gas                          2/09 at 100            Aa1           5,632,369
                 Systems Revenue Refunding Bonds, Series 1998A,
                 4.500%, 2/01/21

        6,000   Spring Branch Independent School District, Harris                     2/11 at 100            AAA           6,035,100
                 County, Texas, Limited Tax Schoolhouse and
                 Refunding Bonds, Series 2001, 5.125%, 2/01/26

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 2.9%

       10,000   Intermountain Power Agency, Utah, Power Supply                        7/07 at 102            AAA          10,683,000
                 Revenue Refunding Bonds, 1997 Series B,
                 5.750%, 7/01/19

                Utah County, Utah, Hospital Revenue Bonds (IHC
                Health Services, Inc.), Series 1997:
       12,500    5.250%, 8/15/21                                                      8/07 at 101            AAA          12,601,875
        3,900    5.250%, 8/15/26                                                      8/07 at 101            AAA           3,925,116

        1,075   Utah Housing Finance Agency, Single Family                            1/10 at 100             AA           1,160,893
                 Mortgage Bonds, 2000 Series B3, 6.250%, 7/01/22
                 (Alternative Minimum Tax)

        3,335   Utah Housing Finance Agency, Single Family                            7/10 at 100            AA-           3,613,473
                 Mortgage Bonds, 2000 Series D1, 6.050%, 7/01/14
                 (Alternative Minimum Tax)

        3,600   Utah Housing Finance Agency, Single Family                            7/10 at 100            AA-           3,860,856
                 Mortgage Bonds, 2000 Series E1 (Class III),
                 6.000%, 1/01/15 (Alternative Minimum Tax)

        1,400   Utah Housing Finance Agency, Single Family                            7/10 at 100             AA           1,507,100
                 Mortgage Bonds, 2000 Series E1 (Class II),
                 6.150%, 1/01/27 (Alternative Minimum Tax)

        1,300   Utah Housing Finance Agency, Single Family                            7/11 at 100             AA           1,337,440
                 Mortgage Bonds, 2001 Series A2,
                 5.650%, 7/01/27 (Alternative Minimum Tax)

        1,000   Utah Housing Finance Agency, Single Family                            1/11 at 100            Aa2           1,045,330
                 Mortgage Bonds, 2001 Series B1, 5.750%, 7/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.7%

        8,845   Vermont Housing Finance Agency, Single Family                        11/04 at 102             A+           9,284,950
                 Housing Bonds, Series 5, 7.000%, 11/01/27
                 (Alternative Minimum Tax)

                Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.2%

$      16,000   Metropolitan Washington Airports Authority,                          10/04 at 100            AAA       $  16,168,480
                 Virginia, Airport System Revenue Bonds,
                 Series 1994A, 5.500%, 10/01/24 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.5%

       12,235   Public Utility District No. 1 of Chelan County,                      No Opt. Call            AAA           3,325,351
                 Washington, Revenue Refunding Bonds (Columbia
                 River-Rock Island Hydro-Electric System),
                 Series 1997A, 0.000%, 6/01/26

        1,815   Public Utility District No. 2 of Grant Count,                         1/06 at 102            AAA           1,882,700
                 Washington, Hydro-Electric Revenue Bonds
                 (Master Lease Program), Series 1997A,
                 5.625%, 1/01/26

       12,000   State of Washington, General Obligation Motor                         1/11 at 100            AA+          12,230,880
                 Vehicle Fuel Tax Bonds, Series 2001D,
                 5.250%, 1/01/26

        5,000   Washington State Housing Finance Commission,                          7/09 at 101             AA           5,298,200
                 Nonprofit Housing Revenue Bonds (The Kline
                 Galland Center Project), Series 1999,
                 6.000%, 7/01/29

        4,500   Washington Health Care Facilities Authority,                         12/09 at 101            AAA           4,616,820
                 Revenue Bonds (Providence Services),
                 Series 1999, 5.375%, 12/01/19

       16,000   Washington Public Power Supply System, Nuclear                        7/03 at 102            AAA          16,570,880
                 Project No. 1 Refunding Revenue Bonds,
                 Series 1993A, 5.700%, 7/01/17

        4,000   Washington Public Power Supply System,                                7/03 at 102            Aa1           4,104,680
                 Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1993B, 5.700%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.2%

        1,895   West Virginia Housing Development Fund, Housing                       5/02 at 102            AAA           1,947,757
                 Finance Bonds, 1992 Series C, 7.200%, 11/01/18
                 (Alternative Minimum Tax)

          535   West Virginia Housing Development Fund, Housing                       5/02 at 102            AAA             557,480
                 Finance Bonds, 1992 Series B, 7.200%, 11/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.5%

        1,450   Wisconsin Health and Educational Facilities                           8/03 at 102            AAA           1,453,084
                 Authority, Revenue Bonds (Aurora Health Care
                 Obligated Group), Series 1993, 5.250%, 8/15/23

       11,400   Wisconsin Health and Educational Facilities Authority,                2/10 at 101             AA          12,241,543
                 Revenue Bonds (Marshfield Clinic), Series 1999,
                 6.250%, 2/15/29

        7,490   Wisconsin Health and Educational Facilities                           7/08 at 103            N/R           6,990,262
                 Authority, Revenue Bonds (The Millennium
                 Housing Foundation Inc. Project), Series 1998,
                 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$   1,503,090   Total Investments (cost $1,268,231,558) - 98.6%                                                        1,357,644,035
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      19,293,021
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,376,937,056
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Municipal Advantage Fund, Inc. (NMA)

                Portfolio of
                       INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 2.0%

$      15,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101            AAA       $  15,409,050
                 Improvement Warrants, Series 1999-A,
                 5.375%, 2/01/36

        5,075   The Health Care Authority of Lauderdale County                        7/09 at 101            AAA           5,137,930
                 and the City of Florence, Alabama, Revenue
                 Refunding Bonds (Coffee Health Group),
                 Series 1999-A, 5.250%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4%

          700   Alaska Housing Finance Corporation, General Housing                  12/02 at 102         Aa2***           3,826,059
                 Purpose Bonds, 1992 Series A, 6.600%, 12/01/23
                 (Pre-refunded to 12/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5%

        5,000   Pollution Control Corporation (Public Service                         5/06 at 101           BBB-           4,966,250
                 Company of New Mexico), Maricopa County,
                 Arizona, Pollution Control Revenue Refunding
                 Bonds, Series 1992A (Remarketing),
                 5.750%, 11/01/22

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 4.9%

        7,535   County of Contra Costa, California, 1989 Home                        No Opt. Call            AAA           9,919,451
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 7.750%, 5/01/22
                 (Alternative Minimum Tax)

       14,490   Palm Desert Financing Authority, California,                          8/02 at 102            AAA          15,145,673
                 Tax Allocation Revenue Bonds (Project Area No. 2),
                 1992 Series A, 6.125%, 8/01/22

        5,000   Community Redevelopment Agency of the City of                        No Opt. Call            AAA           6,510,400
                 Palmdale, California, Residential Mortgage Revenue
                 Refunding Bonds, Series 1991-B, 7.375%, 2/01/12

        5,000   Community Redevelopment Agency of the City of                        No Opt. Call            AAA           6,818,600
                 Palmdale, California, Single Family Mortgage
                 Revenue Residential Mortgage Revenue Residential
                 Mortgage Revenue Bonds, Series 1986A
                 Restructured, 8.000%, 3/01/16 (Alternative
                 Minimum Tax)

        9,315   City of Perris, California, Single Family Mortgage                   No Opt. Call            AAA          12,477,163
                 Revenue Bonds (GNMA Mortgage-Backed
                 Securities), 1989 Series A, 7.600%, 1/01/23
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.8%

        8,350   Colorado Health Facilities Authority, Revenue                         7/06 at 102              A           8,459,719
                 Bonds (Kaiser Permanente), 1994 Series A
                 (Remarketed), 5.350%, 11/01/16

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5%

        5,000   Connecticut Housing Finance Authority, Housing                       11/09 at 100            AAA           5,172,050
                 Mortgage Finance Program Bonds, 2000 Series B
                 (Subseries B-2), 5.750%, 11/15/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.1%

        6,585   District of Columbia Housing Finance Agency,                         12/04 at 103            AAA           6,824,101
                 Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1988F-1, 6.375%,
                 6/01/26 (Alternative Minimum Tax)

        6,260   District of Columbia Housing Finance Agency,                          6/07 at 102            AAA           6,483,044
                 Single Family Revenue Bonds, Series 1997-B,
                 5.900%, 12/01/28 (Alternative Minimum Tax)

        8,000   District of Columbia Tobacco Settlement Financing                     5/11 at 101             A1           8,590,720
                 Corporation, Tobacco Settlement Asset-Backed
                 Bonds, Series 2001, 6.250%, 5/15/24

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.4%

        2,770   Florida Housing Finance Corporation, Housing                         12/10 at 100            AAA           2,885,066
                 Revenue Bonds (Stratford Point Apartments),
                 2000 Series O-1, 5.850%, 12/01/31
                 (Alternative Minimum Tax)

       10,990   City of Tampa, Florida, Allegany Health System                       12/03 at 102            AAA          11,090,119
                 Revenue Bonds (St. Mary's Hospital, Inc. Issue),
                 Series 1993, 5.125%, 12/01/23

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.1%

       10,235   Georgia Housing and Finance Authority, Single                         3/10 at 100            AAA          10,964,653
                 Family Mortgage Bonds, 2000 Series A (Subseries
                 A-2), 6.450%, 12/01/30 (Alternative Minimum Tax)

                Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                     Portfolio of INVESTMENTS October 31, 2001
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 0.6%

$       3,730   Housing Finance and Development Corporation,                          7/07 at 102            Aaa       $   3,829,591
                 State of Hawaii, Single Family Mortgage Purchase
                 Revenue Bonds, 1997 Series A, 5.750%, 7/01/30
                 (Alternative Minimum Tax)

        2,215   Housing and Community Development Corporation                         7/10 at 102            AAA           2,294,607
                 of Hawaii, Multifamily Housing Revenue Bonds
                 (GNMA Collateralized - Sunset Villas), Series
                 2000, 5.700%, 7/20/31

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.9%

        5,865   City of Chicago, Illinois, General Obligation                         7/10 at 101            AAA           7,079,055
                 Bonds (Neighborhoods Alive 21 Program),
                 Series 2000A, 6.500%, 1/01/35 (Pre-refunded
                 to 7/01/10)

        4,000   Chicago School Reform Board of Trustees of the                       12/07 at 102            AAA           4,283,400
                 Board of Education, Illinois, Dedicated Tax
                 Revenue Bonds (General Obligation - Unlimited
                 Tax), Series 1997, 5.750%, 12/01/20

       12,500   Chicago School Reform Board of Trustees of the                       12/07 at 102            AAA          12,688,500
                 Board of Education, Illinois, Dedicated Tax
                 Revenue Bonds (General Obligation - Unlimited
                 Tax), Series 1997A, 5.250%, 12/01/27

        5,000   City of Chicago, Illinois, Chicago O'Hare International              No Opt. Call             B2           3,521,500
                 Airport, Special Facility Revenue Bonds (United
                 Air Lines, Inc. Project), Series 2001A,
                 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

        5,000   City of Chicago, Illinois, Chicago O'Hare International               1/11 at 101            AAA           5,065,300
                 Airport, Second Lien Passenger Facility Charge
                 Revenue Bonds, Series 2001A, 5.375%, 1/01/32

        5,000   City of Chicago, Illinois, Second Lien Wastewater                     1/08 at 102            AAA           5,069,200
                 Transmission Revenue Bonds, Series 1997,
                 5.250%, 1/01/28

       10,115   Illinois, Health Facilities Authority, Revenue Refunding             11/06 at 102            AAA          10,907,106
                 Bonds (Rush-Presbyterian-St. Lukes Medical Center
                 Obligated Group), Series 1996A, 6.250%, 11/15/20

        6,000   Illinois Health Facilities Authority, Revenue Refunding               2/07 at 102             A-           6,008,220
                 Bonds (Sarah Bush Lincoln Health Center),
                 Series 1996B, 5.750%, 2/15/22

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1999A:
       12,455    5.500%, 12/15/24                                                    12/09 at 101            AAA          12,987,327
       10,000    5.250%, 12/15/28                                                    12/09 at 101            AAA          10,160,300

        2,500   Regional Transportation Authority, Cook, DuPage,                     No Opt. Call            AAA           3,219,225
                 Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1990A,
                 7.200%, 11/01/20

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.1%

        7,425   Fort Wayne International Airport Building                             1/04 at 101            Aa3           7,598,225
                 Corporation, Indiana, Airport Improvement Bonds,
                 Series 1994, 5.900%, 1/01/14 (Alternative
                 Minimum Tax)

        5,205   Indiana Health Facility Financing Authority,                      8/10 at 101 1/2            AAA           5,350,740
                 Hospital Revenue Bonds (Clarian Health
                 Obligated Group), Series 2000A,
                 5.500%, 2/15/30

        9,000   Indiana Health Facility Financing Authority,                          5/06 at 102            AAA           9,339,840
                 Hospital Revenue Refunding and Improvement
                 Bonds (Community Hospitals Projects),
                 Series 1995, 5.700%, 5/15/22

        6,075   LaGrange County Jail Building Corporation,                           10/09 at 101             A3           6,208,711
                 Indiana, First Mortgage Jail Bonds, Series 1998,
                 5.400%, 10/01/21

        3,215   Mooresville Consolidated School Building                              1/04 at 102         N/R***           3,535,310
                 Corporation, Morgan County, Indiana, First
                 Mortgage Bonds, Series 1994B, 6.400%, 7/15/15
                 (Pre-refunded to 1/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

        3,490   Iowa Finance Authority, Single Family Mortgage                        1/05 at 102            AAA           3,616,408
                 Bonds, 1995 Series C,

        3,500   City of Marshalltown, Iowa, Pollution Control                        11/03 at 102            AAA           3,557,050
                 Revenue Refunding Bonds (Iowa Electric Light
                 and 6.450%, 1/01/24 Power Company
                 Project), Series 1993, 5.500%, 11/01/23

        7,500   Tobacco Settlement Authority, Iowa, Tobacco                           6/11 at 101             A1           7,288,575
                 Settlement Asset-Backed Revenue Bonds,
                 Series 2001B, 5.600%, 6/01/35

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.2%

        1,865   Sedgwick County, Kansas and Shawnee County,                          No Opt. Call            Aaa           1,951,350
                 Kansas, Single Family Mortgage Revenue Bonds
                 (Mortgaged-Backed Securities Program), 1997
                 Series A-1, 5.100%, 12/01/14 (Alternative
                 Minimum Tax)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                KENTUCKY - 1.8%

$       5,500   Louisville and Jefferson County Metropolitan Sewer                    5/07 at 101            AAA       $   5,600,210
                 District, Commonwealth of Kentucky, Sewer and
                 Drainage System Revenue Bonds, Series 1997A,
                 5.250%, 5/15/27

       12,750   Louisville and Jefferson County Metropolitan                         11/07 at 101            AAA          12,936,150
                 Sewer District, Commonwealth of Kentucky,
                 Sewer and Drainage System Revenue
                 Bonds, Series 1997B, 5.200%, 5/15/25

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.9%

       13,500   Parish of De Soto, Louisiana, Pollution Control                       9/09 at 102            AAA          14,655,870
                 Revenue Refunding Bonds (Cleco Utility Group
                 Inc. Project), Series 1999, 5.875%, 9/01/29

        1,940   Home Mortgage Authority, Parish of Jefferson,                        No Opt. Call            AAA           2,011,062
                 Louisiana, Agency Mortgage-Backed Securities,
                 Series 1995A, 5.900%, 12/01/16
                 (Alternative Minimum Tax)

       10,000   Louisiana Public Facilities Authority, Extended Care                 No Opt. Call            BBB          12,782,700
                 Facilities Revenue Bonds (Comm-Care Corporation
                 Project), Series 1994, 11.000%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.3%

        7,000   Massachusetts Health and Educational Facilities                       1/09 at 101            AAA           6,878,060
                 Authority, Revenue Bonds (UMass Memorial
                 Health), Issue A, 5.000%, 7/01/28

       10,300   Massachusetts Industrial Finance Agency, Resource                     1/02 at 103            N/R          10,632,999
                 Recovery Revenue Bonds (SEMASS Project),
                 Series 1991A, 9.000%, 7/01/15

       10,065   Massachusetts Housing Finance Agency, Single                         12/09 at 100            AAA          10,812,930
                 Family Housing Revenue Bonds, Series 77,
                 5.950%, 6/01/25 (Alternative Minimum Tax)

        5,265   Massachusetts Housing Finance Agency, Single                         12/09 at 100            AAA           5,478,233
                 Family Housing Revenue Bonds, Series 79,
                 5.950%, 12/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.3%

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds (The Detroit Medical Center Obligated Group), Series
                1998A:
        1,000    5.250%, 8/15/23                                                      8/08 at 101           BBB-             874,240
        3,000    5.250%, 8/15/28                                                      8/08 at 101           BBB-           2,570,550

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.2%

        5,000   Minneapolis-St. Paul Metropolitan Airports                            1/11 at 100            AAA           5,074,150
                 Commission, Minnesota, Subordinate Airport
                 Revenue Bonds, Series 2001C, 5.250%, 1/01/32

        3,120   Minneapolis Community Development Agency,                            12/01 at 100             A-           3,134,196
                 Minnesota, Limited Tax Supported Development
                 Revenue Bonds (Common Bond Fund), Series
                 1988-1, 8.750%, 12/01/17 (Alternative
                 Minimum Tax)

        9,155   Minnesota Housing Finance Agency, Single Family                       7/09 at 100            AA+           9,785,322
                 Mortgage Bonds, 2000 Series C, 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        4,000   Minnesota Housing Finance Agency, Single Family                       1/10 at 100            AA+           4,267,160
                 Mortgage Revenue Bonds, 2000 Series J,
                 5.400%, 1/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.3%

                Coahoma-Clarksdale Housing Development Corporation, Mississippi,
                1990 Multifamily Mortgage Revenue Refunding Bonds (Gooden
                Estates and McLaurin Arms Project):
        2,235    8.000%, 8/01/24                                                      8/03 at 100            AAA           2,305,648
        2,785    8.000%, 8/01/24                                                      8/03 at 100            AAA           2,873,034

        1,530   Greenwood-Leflore Housing Development                                 2/02 at 100              A           1,538,446
                 Corporation, Mississippi, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Ivory
                 Apartment Project), Series D, 7.950%, 2/01/22

        2,525   Greenwood-Leflore Housing Development                                 2/02 at 100             AA           2,537,726
                 Corporation, Mississippi, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Bishop
                 Apartment Project), Series B, 7.950%, 8/01/22

        2,570   Greenwood-Leflore Housing Development                                 6/02 at 100             AA           2,601,200
                 Corporation, Mississippi, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (Jones
                 Apartment Projects), Series C, 7.950%, 8/01/22

        1,610   Greenwood-Leflore Housing Development                                 3/02 at 100             AA           1,620,964
                 Corporation, Mississippi, 1990 Multifamily
                 Mortgage Revenue Refunding Bonds (McNeace
                 Apartment Projects), Series A, 7.950%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        2,360   Missouri Housing Development Commission,                              9/09 at 102            AAA           2,713,009
                 Single Family Mortgage Revenue Bonds
                 (Homeownership Loan Program), 2000 Series A-1,
                 7.500%, 3/01/31 (Alternative Minimum Tax)

                Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 2.3%

$      15,155   Montana Board of Housing, Single Family Program                      12/05 at 102            AA+       $  15,921,540
                 Bonds (Federally Insured or Guaranteed Mortgage
                 Loan), 1995 Series B, 6.400%, 12/01/27
                 (Alternative Minimum Tax)

        7,225   Montana Board of Housing, Single Family Program                   6/07 at 101 1/2            AA+           7,537,843
                 Bonds, 1997 Series A, 6.050%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.7%

        7,310   Clark County, Nevada, General Obligation -                            7/10 at 101             AA           7,655,617
                 Limited Tax Bond Bank Bonds (additionally
                 secured by pledged revenues), Series 2000,
                 5.500%, 7/01/19

        7,500   Clark County, Nevada, Airport System Subordinate                      7/10 at 101            AAA           8,759,325
                 Lien Revenue Bonds, Series 1999A,
                 6.000%, 7/01/29

        7,000   Director of the State of Nevada, Department of                        1/10 at 100            AAA           7,143,150
                 Business and Industry, Revenue Bonds (Las Vegas
                 Monorail Project), 1st Tier Series
                 2000, 5.375%, 1/01/40

        3,980   Nevada Housing Division, Senior Single Family                         4/07 at 102            Aaa           4,059,122
                 Mortgage Bonds, 1997 Series C-2,
                 5.750%, 4/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.7%

        2,880   Business Finance Authority of the State of New                       12/04 at 102            AAA           3,058,099
                 Hampshire, Water Facility Revenue Bonds
                 (Pennichuck Water Works, Inc.), Series A,
                 6.350%, 12/01/19

        1,670   Business Finance Authority of the State of                           12/04 at 102            AAA           1,778,901
                 New Hampshire, Water Facility Revenue Bonds
                 (Pennichuck Water Works, Inc.), Series B,
                 6.450%, 12/01/16 (Alternative Minimum Tax)

        2,780   New Hampshire Housing Finance Authority, Single                       1/02 at 100            Aa3           2,785,393
                 Family Residential Mortgage Bonds, 1989 Series A,
                 7.900%, 7/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.7%

        7,500   City of Farmington, New Mexico, Pollution Control                     4/06 at 101           Baa3           7,428,750
                 Revenue Refunding Bonds (Public Service Company
                 of New Mexico - San Juan Project), Series 1997B,
                 5.800%, 4/01/22

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.2%

        8,110   New York Counties Tobacco Trust II, Tobacco                           6/11 at 101             A1           8,218,106
                 Settlement Pass-through Bonds, Series 2001,
                 5.250%, 6/01/25

                County of Nassau, New York, Serial General
                Improvement Bonds (General Obligations), Series F:
        3,980    7.000%, 3/01/11                                                      3/10 at 100            AAA           4,842,426
        4,070    7.000%, 3/01/12                                                      3/10 at 100            AAA           4,951,928
        3,925    7.000%, 3/01/15                                                      3/10 at 100            AAA           4,701,404

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101            Aaa             110,695
        9,905    6.000%, 10/15/26                                                    10/07 at 101              A          10,533,274

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        6,515    9.500%, 6/01/03                                                     No Opt. Call           A***           7,252,498
        1,485    9.500%, 6/01/03                                                     No Opt. Call              A           1,639,321

        7,435   The City of New York, New York, General Obligation                    5/10 at 101              A           7,859,315
                 Bonds, Fiscal 2000 Series E, 5.750%, 5/15/20

        9,750   New York City Municipal Water Finance Authority,                      6/09 at 101            AAA          10,414,853
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 2000 Series A, 5.750%, 6/15/31

        5,000   New York City Municipal Water Finance Authority,                      6/07 at 101            AAA           5,276,600
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 1997 Series B, 5.750%, 6/15/29

       10,000   New York City Transitional Finance Authority,                         5/10 at 101            AA+          10,991,200
                 New York, Future Tax Secured Bonds, Fiscal 2000
                 Series B, 6.000%, 11/15/29

        8,850   New York City Industrial Development Agency,                         12/08 at 102           BBB-           6,925,125
                 New York, Special Facility Revenue Bonds
                 (1998 British Airways PLC Project), Series
                 1998, 5.250%, 12/01/32 (Alternative
                 Minimum Tax)

        3,655   Dormitory Authority of the State of New York,                         5/08 at 101            AA-           3,638,406
                 State University Educational Facilities Revenue
                 Bonds, Series 1997, 5.125%, 5/15/27

                Dormitory Authority of the State of New York, Mental Health
                Services Facilities Improvement Revenue Bonds, Series 1997B:
           45    5.625%, 2/15/21 (Pre-refunded to 2/15/07)                            2/07 at 102         AA-***              51,278
        7,315    5.625%, 2/15/21                                                      2/07 at 102            AA-           7,574,975

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       9,495   State of New York Mortgage Agency, Homeowner                          4/10 at 100            Aa1       $   9,915,723
                 Mortgage Revenue Bonds, Series 94,
                 5.800%, 10/01/20 (Alternative Minimum Tax)

        5,000   New York State Urban Development Corporation,                         1/09 at 101            AAA           5,454,200
                 Correctional Facilities Service Contract Revenue
                 Bonds, Series C, 6.000%, 1/01/29

        5,000   Suffolk County Industrial Development Agency,                        No Opt. Call            AAA           5,674,350
                 New York, Solid Waste Disposal Facility Revenue
                 Bonds (Ogden Martin Systems of Huntington -
                 Limited Partnership Resource Recovery Facility),
                 Series 1999, 5.950%, 10/01/09 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.3%

       10,540   North Carolina Eastern Municipal Power Agency,                        1/03 at 100            AAA          10,628,536
                 Power System Revenue Bonds, Refunding
                 Series 1993B, 5.500%, 1/01/17

       10,970   North Carolina Housing Finance Agency, Home                           7/09 at 100             AA          11,555,140
                 Ownership Revenue Bonds (1998 Trust
                 Agreement), Series 7A, 6.250%, 1/01/29
                 (Alternative Minimum Tax)

       12,685   North Carolina Housing Finance Agency, Home                           1/10 at 100             AA          13,637,009
                 Ownership Revenue Bonds (1998 Trust
                 Agreement), Series 8-A, 5.950%, 1/01/27
                 (Alternative Minimum Tax)

        6,000   North Carolina Housing Finance Agency, Home                           1/10 at 100             AA           6,225,780
                 Ownership Revenue Bonds (1998 Trust
                 Agreement), Series 9A, 5.875%, 7/01/31
                 (Alternative Minimum Tax)

        1,955   North Carolina Housing Finance Agency, Home                           7/10 at 100            AAA           1,972,888
                 Ownership Program Bonds (1998 Trust
                 Agreement), Series 10A, 5.400%, 7/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6%

        6,645   North Dakota Housing Finance Agency, Home                             7/08 at 102            Aaa           6,689,987
                 Mortgage Finance Program Bonds (Housing
                 Finance Program), 1998 Series B, 5.500%,
                 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.3%

        5,000   Akron, Bath and Copley Joint Township Hospital                       11/09 at 101           Baa1           4,639,050
                 District, Ohio, Hospital Facilities Revenue Bonds
                 (Summa Health System Project), Series 1998A,
                 5.375%, 11/15/18

        6,000   County of Cuyahoga, Ohio, Hospital Revenue                            7/09 at 101            AAA           6,225,660
                 Bonds (University Hospitals Health System, Inc.),
                 Series 1999, 5.500%, 1/15/30

        1,000   Hamilton Local School District, Franklin County,                     12/11 at 100            AAA           1,000,350
                 Ohio, School Facilities Construction and
                 Improvement Bonds (General Obligation -
                 Unlimited Tax), 5.000%, 12/01/28

        5,000   County of Montgomery, Ohio, Hospital Facilities                       4/10 at 101           BBB+           5,356,750
                 Revenue Bonds (Kettering Medical Center
                 Network Obligated Group), Series 1999,
                 6.750%, 4/01/18

        6,355   Ohio Housing Finance Agency, Residential Mortgage                     8/10 at 100            Aaa           6,751,298
                 Revenue Bonds (Mortgage-Backed Securities
                 Program), 2000 Series D, 5.450%,
                 9/01/31 (Alternative Minimum Tax)

       10,000   Ohio Air Quality Development Authority, Pollution                    12/04 at 100           Baa2          10,431,400
                 Control Revenue Refunding Bonds (Ohio Edison
                 Company Project), Series 1999-C, 5.800%, 6/01/16
                 (Optional put 12/01/04)

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4%

       10,480   Central Oklahoma Transportation and Parking Authority,                7/06 at 100            AAA          10,742,629
                 Oklahoma City, Parking System Revenue and
                 Refunding Bonds, Series 1996, 5.250%, 7/01/16

        5,000   Oklahoma Industries Authority, Health System                          8/09 at 101            AAA           5,268,100
                 Revenue and Refunding Bonds (Obligated Group
                 consisting of INTEGRIS Baptist Medical Center, Inc.,
                 INTEGRIS South Oklahoma City Hospital Corporation
                 and INTEGRIS Rural Health, Inc.), Series 1999A,
                 5.750%, 8/15/29

       10,000   Trustees of the Tulsa Municipal Airport Trust,                       No Opt. Call             BB           8,986,700
                 Oklahoma, Revenue Bonds (American Airlines Inc.),
                 Refunding Series 2001B, 5.650%, 12/01/35
                 (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.8%

        3,500   Pennsylvania Housing Finance Agency, Rental                           7/03 at 102            AAA           3,607,345
                 Housing Refunding Bonds, Issue 1993,
                 5.800%, 7/01/18

        2,310   City of Philadelphia, Pennsylvania, Water and                         6/03 at 100            AAA           2,321,827
                 Wastewater Revenue Bonds, Series 1993,
                 5.000%, 6/15/16

        4,445   Venango Housing Corporation, Pennsylvania, Multifamily                2/03 at 100            AAA           4,537,545
                 Mortgage Revenue Refunding Bonds (FHA-Insured
                 Mortgage-Evergreen Arbors Project), 1990
                 Series A, 8.000%, 2/01/24


                Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA (continued)

$       6,750   Washington County Authority, Pennsylvania,                           No Opt. Call            AAA       $   8,000,370
                 Capital Funding Revenue Bonds (Capital Projects
                 and Equipment Acquisition Program), Series of
                 1999, 6.150%, 12/01/29

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.3%

        6,000   Rhode Island Convention Center Authority,                             5/04 at 102            AAA           5,949,060
                 Refunding Revenue Bonds, 1993 Series C,
                 5.000%, 5/15/23

                The Housing Authority of the City of Providence, Rhode Island,
                (Multifamily Mortgage Revenue Bonds FHA-Insured Mortgage Loan -
                Cathedral Square Apartments II Project), 1992 Series:
          435    7.375%, 4/01/10 (Alternative Minimum Tax)                            4/02 at 105            AAA             459,338
        1,060    7.400%, 4/01/20 (Alternative Minimum Tax)                            4/02 at 105            AAA           1,119,551
        3,050    7.500%, 10/01/32 (Alternative Minimum Tax)                           4/02 at 105            AAA           3,224,033

       12,250   Rhode Island Health and Educational Building                          5/07 at 102            AAA          12,830,160
                 Corporation, Hospital Financing Revenue Bonds
                 (Lifespan Obligated Group Issue), Series 1996,
                 5.500%, 5/15/16

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

        5,000   Piedmont Municipal Power Agency, South Carolina,                      1/09 at 101           BBB-           4,602,550
                 Electric Revenue Bonds, 1999A Refunding
                 Series, 5.250%, 1/01/21

        7,500   Tobacco Settlement Revenue Management                                 5/11 at 101             A1           8,022,525
                 Authority, South Carolina, Tobacco Settlement
                 Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.0%

        2,250   The Metropolitan Government of Nashville and                          5/11 at 100             AA           2,277,203
                 Davidson County, Tennessee, Electric System
                 Revenue Bonds, Series 2001A, 5.125%, 5/15/26

       14,385   The Health and Educational Facilities Board of the                   11/09 at 101            AAA          15,383,894
                 Metropolitan Government of Nashville and Davidson
                 County, Tennessee, Revenue Bonds (Ascension Health
                 Credit Group), Series 1999A, 5.875%, 11/15/28

        3,035   Tennessee Housing Development Agency, Mortgage                        7/04 at 102             AA           3,184,322
                 Finance Program Bonds, 1994 Series A,
                 6.900%, 7/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.1%

        5,000   Brazos River Authority, Texas, Pollution Control                      5/08 at 102            AAA           5,307,600
                 Revenue Refunding Bonds (Texas Utilities Electric
                 Company Project), Series 1998A, 5.550%, 5/01/33
                 (Alternative Minimum Tax)

        5,000   Brazos River Authority, Texas, Pollution Control                      4/08 at 102            AAA           5,389,450
                 Revenue Refunding Bonds (Texas Utilities Electric
                 Company Project), Series 1995C, 5.550%, 6/01/30
                 (Alternative Minimum Tax)

        6,000   Brazos River Authority, Texas, Revenue Refunding                     No Opt. Call            AAA           6,064,980
                 Bonds (Houston Lighting and Power Company
                 Project), Series 1998, 5.050%, 11/01/18
                 (Alternative Minimum Tax)

        4,925   The Cameron County Housing Finance Corporation,                       9/02 at 103            AAA           5,090,086
                 Texas, Single Family Mortgage Revenue Refunding
                 Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1992, 6.750%,
                 3/01/26

        3,000   El Paso Housing Finance Corporation, Texas,                           1/02 at 101            AAA           3,063,510
                 Multifamily Housing Revenue Refunding Bonds
                 (Las Flores Development Company Project),
                 Series 1990A, 7.500%, 3/20/25

        8,400   Gulf Coast Waste Disposal Authority, Texas,                           4/09 at 101           BBB-           8,004,024
                 Waste Disposal Revenue Bonds (Valero Energy
                 Corporation Project), Series 1999,
                 5.700%, 4/01/32 (Alternative Minimum Tax)

        4,000   Harris County Health Facilities Development                          10/09 at 101             AA           3,927,960
                 Corporation, Texas, Hospital Revenue Bonds
                 (Texas Children's Hospital Project), Series 1999A,
                 5.250%, 10/01/29

       10,000   Harris County Health Facilities Development                           5/06 at 102            AAA          10,645,000
                 Corporation, Texas, Special Facilities Revenue
                 Bonds (Texas Medical Center Project), Series 1996,
                 5.900%, 5/15/16

        7,500   City of Houston, Texas, Airport System Subordinate                    7/10 at 100            AAA           7,747,275
                 Lien Revenue Bonds, Series 2000B, 5.500%, 7/01/30

                City of Houston, Texas, Certificates of Participation (Water
                Conveyance System Contract), Series 1993 A-J:
        5,490    6.800%, 12/15/10                                                    No Opt. Call            AAA           6,587,506
        2,000    6.800%, 12/15/11                                                    No Opt. Call            AAA           2,430,060

       16,305   Matagorda County, Texas, Revenue Refunding Bonds                      5/09 at 101           Baa1          16,305,000
                 (Reliant Energy Project), Series 1999B,
                 5.950%, 5/01/30

        4,000   State of Texas, General Obligation Water Financial                    8/09 at 100            Aa1           4,144,280
                 Assistance Bonds (State Participation Program),
                 Series 1999C, 5.500%, 8/01/35

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       6,500   Health Facilities Development Corporation, Travis                    11/09 at 101            AAA       $   6,897,280
                 County, Texas, Revenue Bonds (Ascension Health
                 Credit Group), Series 1999A, 5.875%, 11/15/24

                The Wood Glen Housing Finance Corporation, Texas, (Mortgage
                Revenue Refunding Bonds FHA-Insured Mortgage Loan - Section 8
                Assisted Copperwood II Project), Series 1990:
          245    7.625%, 1/01/10                                                      1/02 at 101            AAA             249,096
          585    7.625%, 1/01/10                                                      1/02 at 101            AAA             598,636
        1,250    7.650%, 7/01/23                                                      1/02 at 101            AAA           1,279,175

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.6%

        6,380   Capital Region Airport Commission, Richmond,                          7/05 at 102            AAA           6,633,158
                 Virginia, Airport Revenue Bonds (International
                 Airport Projects), Series 1995A, 5.625%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.1%

        8,810   Public Utility District No. 1 of Chelan County,                       7/11 at 101            AAA           9,121,345
                 Washington, Chelan Hyrdo Consolidated System
                 Revenue Bonds, Series 2001A, 5.600%, 1/01/36
                 (Alternative Minimum Tax)

       10,730   Public Utility District No. 1 of Chelan County,                       7/11 at 101            AAA          11,356,847
                 Washington, Chelan Hydro Consolidated System
                 Revenue Bonds, Series 2001C Refunding,
                 5.650%, 7/01/32

       10,730   Sumner School District No. 320, Pierce County,                       12/10 at 100            Aaa          12,224,260
                 Washington, General Obligation - Unlimited Tax
                 Bonds, Series 2000, 6.250%, 12/01/17

       10,550   Port of Seattle, Washington, General Obligation -                    12/10 at 100            AA+          11,078,239
                 Limited Tax Bonds, 2000 Series B,
                 5.750%, 12/01/25 (Alternative Minimum Tax)

        5,315   Port of Seattle, Washington, Revenue Bonds,                          No Opt. Call            AAA           5,965,981
                 Series 2000B, 6.000%, 2/01/10 (Alternative
                 Minimum Tax)

       19,295   Port of Seattle, Washington, Special Facility                         3/10 at 101            AAA          21,172,596
                 Revenue Bonds (Terminal 18 Project),
                 Series 1999A, 6.000%, 9/01/29

        5,000   Port of Seattle, Washington, Special Facility                         3/10 at 101            AAA           5,425,250
                 Revenue Bonds (Terminal 18 Project),
                 Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

        5,250   Everett School District No. 2, Snohomish                             12/03 at 102            AAA           5,774,948
                 County, Washington, General Obligation -
                 Unlimited Tax Bonds, Series 1993,
                 6.200%, 12/01/12 (Pre-refunded to 12/01/03)

        9,000   Washington Health Care Facilities Authority,                         10/08 at 101            Aaa           8,737,830
                 Revenue Bonds (Children's Hospital and Regional
                 Medical Center), Series 1998, 5.000%, 10/01/28

        5,000   Washington Health Care Facilities Authority,                         12/09 at 101            AAA           5,129,800
                 Revenue Bonds (Providence Services),
                 Series 1999, 5.375%, 12/01/19

        8,750   Washington Public Power Supply System, Nuclear                        7/08 at 102            Aa1           8,847,038
                 Project No. 3 Refunding Revenue Bonds,
                 Series 1998A, 5.125%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.9%

        3,000   Southeast Wisconsin Professional Baseball Park                       No Opt. Call            AAA           3,261,630
                 District, Sales Tax Revenue Refunding Bonds,
                 Series 1998A, 5.500%, 12/15/19

        4,835   Wisconsin Housing and Economic Development                            3/10 at 100             AA           5,183,796
                 Authority, Home Ownership Revenue Bonds,
                 2000 Series B, 5.750%, 3/01/22
                 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities
                Authority, Revenue Bonds (Aurora Medical Group,
                Inc. Project), Series 1996:
       10,000    5.600%, 11/15/16                                                     5/06 at 102            AAA          10,471,000
       20,000    5.750%, 11/15/25                                                     5/06 at 102            AAA          20,765,400
------------------------------------------------------------------------------------------------------------------------------------
$     962,245   Total Investments (cost $948,482,330) - 98.2%                                                          1,012,587,900
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      18,084,761
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,030,672,661
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                Portfolio of
                       INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ARIZONA - 1.0%

$       5,000   Arizona Transportation Board, Highway Revenue Bonds,                  7/11 at 100            AAA       $   5,177,900
                 Series 2001, 5.250%, 7/01/20

        3,225   The Industrial Development Authority of the County                    7/10 at 102           Baa3           3,398,892
                 of Maricopa, Arizona, Education Revenue Bonds
                 (Arizona Charter Schools Project I ), Series 2000A,
                 6.750%, 7/01/29

        1,605   The Industrial Development Authority of the County              5/07 at 105 27/32            AAA           1,821,723
                 of Pima, Arizona, Single Family Mortgage Revenue
                 Bonds, Series 1997A, 7.100%, 11/01/29
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.5%

        5,000   Arkansas Development Finance Authority,                               2/10 at 100           BBB-           5,332,700
                 Hospital Revenue Bonds (Washington Regional
                 Medical Center), Series 2000, 7.000%, 2/01/15

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 4.7%

        8,745   Bell Community Redevelopment Agency, California,                     11/03 at 102            AAA           9,531,088
                 Tax Allocation Refunding Bonds (Bell Redevelopment
                 Area), Series 1994, 6.350%, 11/01/23

        6,810   California Health Facilities Financing Authority,                     5/03 at 102              A           6,860,871
                 Revenue Bonds (Kaiser Permanente), 1993 Series C,
                 5.600%, 5/01/33

        2,500   The Community Redevelopment Agency of the City                        1/02 at 100         BBB***           2,528,375
                 of Los Angeles, California, Tax Allocation Refunding
                 Bonds (Central Business District Redevelopment
                 Project), Series G, 6.750%, 7/01/10

                Department of Water and Power of Los Angeles, California,
                Electric Plant Revenue Bonds, Second Issue of 1993:
          490    4.750%, 10/15/20                                                    10/03 at 102         Aa3***             490,250
        5,510    4.750%, 10/15/20                                                    10/03 at 102            Aaa           5,530,607

          995   Department of Water and Power of Los Angeles,                         2/04 at 102          A+***           1,013,159
                 California, Electric Plant Revenue Bonds, Issue of
                 1994, 5.375%, 2/15/34

                County of Orange, California, 1996 Recovery
                Certificates of Participation, Series A:
       13,000    5.875%, 7/01/19                                                      7/06 at 102            AAA          14,316,770
          180    6.000%, 7/01/26                                                      7/06 at 102            AAA             203,522

        5,870   Sacramento Municipal Utility District, California,                    9/03 at 100            AAA           5,865,891
                 Electric Revenue Refunding Bonds, 1993 Series G,
                 4.750%, 9/01/21

        5,000   San Joaquin Hills Transportation Corridor Agency,                     1/14 at 102            AAA           4,090,800
                 California, Toll Road Refunding Revenue Bonds,
                 Series 1997A, 0.000%, 1/15/17

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.2%

        3,000   City and County of Broomfield Building Corporation,                  12/09 at 100            AAA           3,208,650
                 Colorado, Certificates of Participation (Master
                 Facilities Lease Purchase Agreement), Series
                 1999, 5.750%, 12/01/24

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991A:
        3,240    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100            Aaa           3,247,258
                 (Pre-refunded to 11/15/01)
        9,010    8.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100              A           9,029,822

        2,785   City and County of Denver, Colorado, Airport                         11/02 at 102              A           2,955,108
                 System Revenue Bonds, Series 1992B,
                 7.250%, 11/15/23 (Alternative Minimum Tax)

        6,020   City and County of Denver, Colorado, Airport                         11/02 at 102              A           6,357,180
                 System Revenue Bonds, Series 1992C,
                 6.750%, 11/15/22 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport
                System Revenue Bonds, Series 1991D:
        3,955    7.750%, 11/15/21 (Alternative Minimum Tax)                          11/01 at 102           A***           4,042,366
                 (Pre-refunded to 11/15/01)
        3,940    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100           A***           3,947,210
                 (Pre-refunded to 11/15/01)

       11,465   City and County of Denver, Colorado, Airport                         11/10 at 100            AAA          12,363,856
                 System Revenue Refunding Bonds, Series 2000A,
                 6.000%, 11/15/18 (Alternative Minimum Tax)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 0.4%

$       5,525   Miami-Dade County Industrial Development Authority,                  No Opt. Call             B2       $   4,216,128
                 Florida, Special Facilities Revenue Bonds (United Air
                 Lines, Inc. Project), Series 2000, 6.050%, 3/01/35
                 (Alternative Minimum Tax) (Mandatory put 3/01/10)

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.8%

       15,000   City of Atlanta, Georgia, Airport General Revenue and                 1/10 at 101            AAA          15,798,600
                 Refunding Bonds, Series 2000A, 5.600%, 1/01/30

       14,000   Fulton County Facilities Corporation, Georgia,                       11/10 at 101            AAA          14,858,760
                 Certificates of Participation (Public Purpose
                 Project), Series 1999, 5.500%, 11/01/18

        8,000   State of Georgia, General Obligation Bonds,                          No Opt. Call            AAA           9,691,680
                 1995 Series C, 7.250%, 7/01/08

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.8%

        6,500   City of Chicago, Illinois, Gas Supply Refunding                       6/05 at 102            AA-           7,024,290
                 Revenue Bonds (The Peoples Gas Light and Coke
                 Company Project), 1995 Series A, 6.100%, 6/01/25

       11,250   City of Chicago, Illinois, Chicago Midway Airport,                    1/09 at 101            AAA          11,055,825
                 Revenue Bonds, Series 1998B, 5.000%, 1/01/28

        4,000   Community College District No. 508, Cook                             No Opt. Call            AAA           4,828,520
                 County, Illinois, Certificates of Participation,
                 8.750%, 1/01/06

        5,210   Illinois Housing Development Authority,                               1/03 at 102              A           5,369,791
                 Section 8 Elderly Housing Revenue Bonds (Garden
                 House of River Oaks West Development),
                 Series 1992A, 6.875%, 1/01/20

        1,345   Illinois Housing Development Authority, Section 8                     3/03 at 102              A           1,404,113
                 Elderly Housing Revenue Bonds (Village Center
                 Development), Series 1992C, 6.600%, 3/01/07

       38,645   State of Illinois, General Obligation Bonds (Illinois                 4/10 at 100            AAA          40,267,317
                  FIRST), Series 2000, 5.500%, 4/01/25

          910   City of Peoria, Peoria County, City of Pekin,                         2/02 at 102             AA             929,165
                 Tazewell and Peoria Counties and City of
                 Waukegan, Lake County, Illinois Jointly, GNMA
                 Collateralized Mortgage Revenue Bonds, Series
                 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)

                Regional Transportation Authority of Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 2000A:
        5,575    5.750%, 7/01/10                                                     No Opt. Call            AAA           6,294,175
        5,650    6.000%, 7/01/11                                                     No Opt. Call            AAA           6,560,498

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.3%

        9,175   Fort Wayne, Indiana, Economic Development                             4/08 at 102            N/R           7,332,110
                 Revenue Bonds (Oaklawn Court Apartments
                 Project), Series 1998A, 7.000%, 4/01/28
                 (Alternative Minimum Tax)

       20,695   Indianapolis Airport Authority, Indiana, Specialty                   11/05 at 102            BB-          13,551,500
                 Facility Revenue Bonds (United Air Lines, Inc. -
                 Indianapolis Maintenance Center Project),
                 Series 1995A, 6.500%, 11/15/31
                 (Alternative Minimum Tax)

        3,750   The Indianapolis Local Public Improvement Bond                        2/03 at 102             AA           4,008,000
                 Bank, Indiana, Series 1992D Bonds,
                 6.750%, 2/01/20

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

        4,215   Iowa Finance Authority, Solid Waste Disposal                         No Opt. Call            N/R           3,998,602
                 Revenue Bonds (IPSCO Project), Series 1997,
                 6.000%, 6/01/27 (Alternative Minimum Tax)
                 (Mandatory put 6/01/07)

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.0%

                School District Finance Corporation, Jefferson
                County, Kentucky, School Building Revenue Bonds,
                Series 2000A:
        3,045    5.250%, 7/01/17                                                      1/10 at 101            AAA           3,185,527
        7,490    5.250%, 7/01/20                                                      1/10 at 101            AAA           7,742,937

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.5%

       19,150   Massachusetts Bay Transportation Authority,                           7/10 at 100            AAA          19,515,765
                 Assessment Bonds, 2000 Series A,
                 5.250%, 7/01/30

        5,400   Massachusetts Health and Educational Facilities                       7/02 at 102            AAA           5,636,628
                 Authority, Revenue Bonds (New England Medical
                 Center Hospitals Issue), Series F, 6.625%, 7/01/25

        6,400   Massachusetts Turnpike Authority, Metropolitan                        1/07 at 102            AAA           6,269,760
                 Highway System Revenue Bonds (Senior),
                 1997 Series A, 5.000%, 1/01/37

       10,000   Massachusetts Water Resources Authority,                              8/10 at 101            AAA          10,751,600
                 General Revenue Bonds, 2000 Series A,
                 5.750%, 8/01/39

                Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS (continued)

$       6,195   University of Massachusetts Building Authority,                      11/10 at 100            AAA       $   6,266,676
                 Facilities Revenue Bonds (Commonwealth
                 Guaranteed), Senior Series 2000A,
                 5.125%, 11/01/25

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.5%

        6,635   City of Detroit, Michigan, Water Supply System                        7/11 at 101            AAA           7,181,392
                 Revenue Bonds (Senior Lien), 2001 Series A,
                 5.750%, 7/01/28

        8,500   Michigan Strategic Fund, Limited Obligation                          12/02 at 102            BBB           8,800,900
                 Revenue Bonds (Waste Management, Inc. Project),
                 Series 1992, 6.625%, 12/01/12 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.2%

       13,675   State of Minnesota, General Obligation Bonds,                        11/10 at 100            AAA          14,288,461
                 Series 2000, 5.125%, 11/01/16

        5,000   Minnesota Housing Finance Agency, Single Family                       1/11 at 101            AA+           5,297,850
                 Mortgage Bonds, 1998 Series H-2 (Remarketed),
                 6.050%, 7/01/31 (Alternative Minimum Tax)

       30,000   Minnesota Agricultural and Economic Development                      11/10 at 101              A          32,015,400
                 Board, Health Care System Revenue Bonds
                 (Fairview Health Services), Series 2000A,
                 6.375%, 11/15/29

        3,535   The Housing and Redevelopment Authority of                           11/15 at 103            AAA           4,387,006
                 the City of St. Paul, Minnesota, Sales Tax Revenue
                 Refunding Bonds (Civic Center Project), Series
                 1996, 7.100%, 11/01/23

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.0%

        5,900   Mississippi Business Finance Corporation,                            10/03 at 102           BBB-           5,847,726
                 Pollution Control Revenue Refunding Bonds
                 (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22

        4,525   Mississippi Home Corporation, Single Family                           7/07 at 105            Aaa           4,886,276
                 Mortgage Revenue Bonds, Series 1997D (Class 5),
                 6.750%, 7/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.0%

       21,000   Director of the State of Nevada, Department of                        1/10 at 100            AAA          21,429,450
                 Business and Industry, Revenue Bonds (Las Vegas
                 Monorail Project), 1st Tier Series 2000,
                 5.375%, 1/01/40

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.5%

        1,670   Pollution Control Financing Authority of Camden                      No Opt. Call             B2           1,667,913
                 County, New Jersey, Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds,
                 Series 1991C, 7.125%, 12/01/01 (Alternative
                 Minimum Tax)

        1,815   Pollution Control Financing Authority of Camden                      12/01 at 102             B2           1,806,161
                 County, New Jersey, Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds,
                 Series 1991D, 7.250%, 12/01/10

       21,000   New Jersey Transportation Trust Fund Authority,                       6/10 at 100             AA          23,085,930
                 Transportation System Bonds, 2000 Series B,
                 5.750%, 6/15/17

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.9%

        3,790   New Mexico Mortgage Finance Authority,                                3/02 at 101            AAA           3,834,570
                 Single Family Mortgage Program Senior Bonds
                 (Federally Insured or Guaranteed Mortgage
                 Loans), 1990 Series A, 7.800%, 9/01/17

        5,925   New Mexico Hospital Equipment Loan Council,                           8/11 at 101             A1           6,032,776
                 Hospital Revenue Bonds (Presbyterian Healthcare
                 Services), Series 2001A, 5.500%, 8/01/21

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.4%

       10,000   Industrial Development Agency, Erie County,                          12/10 at 103            N/R           4,162,500
                 New York, Solid Waste Disposal Facility Revenue
                 Bonds (1998 CanFibre of Lackawanna Project),
                 9.050%, 12/01/25 (Alternative Minimum Tax)

       11,000   Nassau County Tobacco Settlement Corporation,                         7/09 at 101             A-          11,774,620
                 New York, Tobacco Settlement Asset-Backed
                 Bonds, Series A, 6.400%, 7/15/33

       10,000   The City of New York, New York, General Obligation                2/06 at 101 1/2              A          10,422,000
                 Bonds, Fiscal 1996 Series G, 5.750%, 2/01/20

       21,715   The City of New York, New York, General Obligation                3/06 at 101 1/2              A          22,902,376
                 Bonds, Fiscal 1996 Series I, 5.875%, 3/15/18

       10,000   The City of New York, New York, General Obligation                    8/07 at 101              A          10,679,600
                 Bonds, Fiscal 1997 Series H, 6.125%, 8/01/25

        6,750   The City of New York, New York, General Obligation                    2/05 at 101            Aaa           7,680,015
                 Bonds, Fiscal 1995 Series F, 6.625%, 2/15/25
                 (Pre-refunded to 2/15/05)

        2,550   New York City Municipal Water Finance Authority,                  6/02 at 101 1/2            AAA           2,627,520
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$      17,870   New York City Transitional Finance Authority,                         8/09 at 101            AA+       $  19,148,241
                 New York, Future Tax Secured Bonds, Fiscal 2000
                 Series A, 5.750%, 8/15/24

       15,000   Dormitory Authority of the State of New York,                        No Opt. Call             A3          16,445,850
                 City University System Consolidated Second
                 General Resolution Revenue Bonds, Series 1990D,
                 8.750%, 7/01/03

       20,000   Dormitory Authority of the State of New York,                         2/07 at 102            AA-          20,897,800
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1997A, 5.750%, 2/15/27

        4,500   New York State Energy Research and Development                        7/03 at 102            AAA           4,629,285
                 Authority, Gas Facilities Revenue Bonds (The
                 Brooklyn Union Gas Company Project), Series C,
                 5.600%, 6/01/25 (Alternative Minimum Tax)

        5,000   New York State Medical Care Facilities Finance                        2/05 at 102            AAA           5,774,000
                 Agency, Hospital Revenue Bonds (Brookdale
                 Hospital Medical Center Secured), 1995 Series A,
                 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

        4,785   New York State Medical Care Facilities Finance                       11/05 at 102            Aa1           5,175,265
                 Agency, Revenue Bonds (Health Center Projects)
                 (Secured Mortgage Program), Series 1995A,
                 6.375%, 11/15/19

       10,000   The Port Authority of New York and New Jersey,                       12/07 at 102            AAA          10,496,600
                 Special Project Bonds (JFK International Air
                 Terminal LLC Project), Series 6, 5.750%,
                 12/01/22 (Alternative Minimum Tax)

        7,000   Triborough Bridge and Tunnel Authority,                               1/10 at 100            Aa3           7,276,990
                 New York, General Purpose Revenue Bonds,
                 Series 1999B, 5.500%, 1/01/30

       26,500   TSASC, Inc., New York, Tobacco Flexible                               7/09 at 101            Aa2          28,282,390
                 Amortization Bonds, Series 1999-1,
                 6.250%, 7/15/34

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.0%

       10,500   North Carolina Eastern Municipal Power Agency,                        1/02 at 102            BBB          10,765,545
                 Power System Revenue Bonds, Refunding
                 Series 1991A, 6.250%, 1/01/03

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.7%

       22,905   City of Fargo, North Dakota, Health System                            6/10 at 101            AAA          23,886,021
                 Revenue Bonds (MertiCare Obligated Group),
                 Series 2000A, 5.625%, 6/01/31

                North Dakota State Water Commission, Water Development Trust
                Fund, Water Development and Management Program Bonds, 2000
                Series A:
        2,230    5.700%, 8/01/18                                                      8/10 at 100            AAA           2,402,401
        2,450    5.750%, 8/01/19                                                      8/10 at 100            AAA           2,638,993

------------------------------------------------------------------------------------------------------------------------------------
               OHIO - 2.2%

       16,140   County of Montgomery, Ohio, Hospital Facilities                      No Opt. Call           BBB+          17,379,552
                 Revenue Bonds (Kettering Medical Center
                 Network Obligated Group), Series 1999,
                 6.300%, 4/01/12

        5,550   State of Ohio, Turnpike Revenue Bonds (Issued by                     No Opt. Call            AAA           6,087,629
                 the Ohio Turnpike Commission), 1998 Series A,
                 5.500%, 2/15/18

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.3%

        3,300   Trustees of the Tulsa Municipal Airport Trust,                       No Opt. Call             BB           3,028,146
                 Oklahoma, Revenue Bonds, Refunding Series 2000B,
                 6.000%, 6/01/35 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0%

                City of Portland, Oregon, Water System Revenue
                Bonds, 2000 Series A:
        6,780    5.375%, 8/01/18                                                      8/10 at 100            Aa1           7,082,456
        3,655    5.500%, 8/01/20                                                      8/10 at 100            Aa1           3,855,806

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.0%

        5,000   Delaware County Industrial Development Authority,                     1/08 at 102            BBB           5,180,750
                 Pennsylvania, Refunding Revenue Bonds (Resource
                 Recovery Facility), 1997 Series A, 6.200%, 7/01/19

       15,000   Delaware River Port Authority, Pennsylvania, Revenue                 No Opt. Call            AAA          16,352,700
                 Refunding Bonds, Series B of 1998, 5.250%, 1/01/08

       15,050   Commonwealth of Pennsylvania, General Obligation                      9/11 at 101             AA          15,982,197
                 Bonds, Second Series of 2001, 5.000%, 9/15/14

        5,000   Pennsylvania Higher Education Assistance Agency,                     12/10 at 100            AAA           5,398,750
                 Capital Acquisition Bonds, Series of 2000,
                 5.875%, 12/15/30

                Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.6%

$       3,640   South Carolina Jobs and Economic Development                          9/02 at 102         N/R***       $   3,869,502
                 Authority, Economic Development Revenue Bonds
                 (Carolinas Hospital System Project), Series 1992,
                 7.550%, 9/01/22 (Pre-refunded to 9/01/02)

        2,335   Three Rivers Solid Waste Authority, South                             1/07 at 102            AAA           2,368,858
                 Carolina, Solid Waste Disposal Facilities Revenue
                 Bonds, Series 1997, 5.300%, 1/01/27

       10,000   Tobacco Settlement Revenue Management                                 5/11 at 101             A1          10,696,700
                 Authority, South Carolina, Tobacco Settlement
                 Asset-Backed Bonds, Series 2001B,
                 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.1%

        1,200   The Health and Educational Facilities Board of the                    7/03 at 102            N/R           1,088,556
                 Metropolitan Government of Nashville and
                 Davidson County, Tennessee, Revenue Refunding
                 Bonds (The Blakeford at Green Hills), Series 1998,
                 5.650%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.6%

        6,000   Alliance Airport Authority, Inc., Texas, Special                     12/01 at 101             BB           5,848,800
                 Facilities Revenue Bonds (American Airlines, Inc.
                 Project), Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

                Arlington Independent School District, Tarrant
                County, Texas, Unlimited Tax Refunding and
                Improvement Bonds, Series 1995:
        3,710    0.000%, 2/15/12                                                  2/05 at 67 5/16            Aaa           2,150,835
        3,710    0.000%, 2/15/13                                                 2/05 at 62 15/16            Aaa           2,001,731

       12,000   City of Austin, Texas, Hotel Occupancy Tax                           11/09 at 100            AAA          12,801,360
                 Subordinate Lien Revenue Refunding Bonds,
                 Series 1999, 5.800%, 11/15/29

                Brownsville Independent School District, Cameron
                County, Texas, Unlimited Tax School Building
                Bonds, Series 1999:
        5,015    5.625%, 8/15/25                                                      8/09 at 100            AAA           5,252,611
        8,825    5.625%, 8/15/29                                                      8/09 at 100            AAA           9,231,480

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       17,325    5.400%, 2/15/18                                                      2/10 at 100            AAA          17,985,602
       10,000    5.650%, 2/15/19                                                      2/10 at 100            AAA          10,571,400
        6,880    5.700%, 2/15/20                                                      2/10 at 100            AAA           7,325,411
        8,020    5.700%, 2/15/21                                                      2/10 at 100            AAA           8,516,598

        6,000   Dallas-Fort Worth International Airport Facilities                   11/09 at 101             BB           5,037,300
                 Improvement Corporation, Texas, Revenue Bonds
                 (American Airlines, Inc.) Series 1999,
                 6.375%, 5/01/35 (Alternative Minimum Tax)

       14,375   Dallas-Fort Worth International Airport Facilities                   No Opt. Call             BB          13,470,813
                 Improvement Corporation, Texas, Revenue
                 Refunding Bonds (American Airlines, Inc.),
                 Series 2000C, 6.150%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/07)

       21,500   City of Houston, Texas, Airport System Revenue                        7/10 at 100            AAA          22,208,855
                 Bonds (Subordinate Lien), Series 2000B,
                 5.500%, 7/01/30

        6,235   City of Houston, Texas, Water and Sewer System                       12/09 at 100            AAA           6,166,290
                 Revenue Bonds, Refunding Series 1999A,
                 5.000%, 12/01/28

       22,500   City of Houston, Texas, Water and Sewer System                       12/10 at 100            AAA          22,848,075
                 Revenue Refunding Bonds (Junior Lien),
                 Series 2000B, 5.250%, 12/01/30

        1,250   City of Houston, Texas, Water and Sewer System                       12/11 at 100            AAA           1,246,138
                 Revenue Bonds (Junior Lien), Series 2001A
                 Refunding, 5.000%, 12/01/20

       15,000   San Antonio Independent School District, Bexar                        8/09 at 100            AAA          17,097,450
                 County, Texas, Unlimited Tax School Building
                 Bonds, Series 1999, 5.800%, 8/15/29
                 (Pre-refunded to 8/15/09)

        4,452   General Services Commission (an agency of the                     9/03 at 100 1/2              A           4,503,186
                 state of Texas (as Lessee)), Participation
                 Interests, 7.500%, 9/01/22

        3,970   City of Wichita Falls, Texas, Wichita County, Water                   8/11 at 100            AAA           3,962,298
                 and Sewer System Revenue Bonds (Priority Lien),
                 Series 2001, 5.000%, 8/01/21

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

$       2,000   Virginia Housing Development Authority, Multifamily                   5/02 at 102            AA+       $   2,056,620
                 Housing Bonds, 1992 Series D, 7.050%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 6.8%

        5,500   Public Utility District No. 1 of Clark County, Washington,            1/11 at 100            AAA           5,560,555
                 Generating System Revenue Refunding Bonds,
                 Series 2000, 5.125%, 1/01/20

       33,490   Port of Seattle, Washington, Revenue Bonds,                           8/10 at 100            AAA          35,113,260
                 Series 2000A, 5.625%, 2/01/30

        6,950   Port of Seattle, Washington, Revenue Bonds,                           8/10 at 100            AAA           7,245,723
                 Series 2000B, %, 2/01/24 (Alternative
                 5.625%, 2/01/30 Minimum Tax)

        6,630   City of Tacoma, Washington, Electric System                           1/11 at 101            AAA           7,240,888
                 Revenue Bonds, Series 2001A Refunding,
                 5.750%, 1/01/17

        9,000   Washington Higher Education Facilities Authority,                     4/08 at 101            AAA           9,226,080
                 Revenue and Refunding Bonds (The University
                 of Puget Sound Project), Series 1998,
                 5.375%, 10/01/30

        7,890   Washington Higher Education Facilities Authority,                    11/09 at 101             AA           8,476,148
                 Revenue Bonds (Pacific Lutheran University
                 Project), Series 1999, 5.950%, 11/01/29

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.6%

        4,995   City of Milwaukee, Milwaukee County, Wisconsin,                      No Opt. Call             AA           5,509,784
                 General Obligation Corporate Purpose Bonds,
                 Series R, 5.500%, 9/01/08

        1,250   Wisconsin Health and Educational Facilities                           3/08 at 101            N/R           1,063,560
                 Authority, Revenue Bonds (United Lutheran
                 Program for the Aging, Inc.), Series 1998,
                 5.700%, 3/01/28

------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.3%

        2,800   National Rural Utilities Cooperative Finance                          5/07 at 101             A+           2,904,410
                 Corporation, Town of Jackson, Wyoming,
                 Guaranteed Gas Supply Revenue Bonds
                 (Lower Valley Power and Light, Inc. Project),
                 Series 1997B, 5.875%, 5/01/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,028,117   Total Investments (cost $1,001,919,208) - 98.5%                                                        1,057,496,651
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      16,527,886
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,074,024,537
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Dividend Advantage Municipal Fund (NAD)
                Portfolio of
                       INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2%

$       1,500   Alabama 21st Century Authority, Tobacco Settlement                    6/10 at 102            Aa1       $   1,547,325
                 Revenue Bonds, Series 2000, 5.750%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.8%

       15,000   Pollution Control Corporation, Maricopa County, Arizona,             No Opt. Call            BB+          15,779,550
                 Pollution Control Revenue Remarketing Bonds (El Paso
                 Electric Company), Series 1994A, 6.375%, 7/01/14
                 (Mandatory put 8/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.2%

        9,375   Sacramento County Sanitation Districts Financing                     12/05 at 101             AA          10,412,906
                 Authority, California, Revenue Bonds, Series 2000A,
                 5.875%, 12/01/27

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.8%

       10,000   City and County of Denver, Colorado, Airport Revenue                 11/06 at 101            AAA          10,313,800
                 Bonds, Series 1996D, 5.500%, 11/15/25

        1,475   City and County of Denver, Colorado, Multifamily                     10/07 at 102            AAA           1,511,639
                 Housing- Revenue Bonds (FHA-Insured Mortgage
                 Loan The Boston Lofts Project), Series 1997A,
                 5.750%, 10/01/27 (Alternative Minimum Tax)

        3,205   City and County of Denver, Colorado, Airport Special                  1/09 at 101            AAA           3,533,256
                 Facilities Revenue Bonds (Rental Car Projects), Series
                 1999A, 6.000%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4%

                Connecticut Development Authority, Health Facility
                Refunding Revenue Bonds (Alzheimer's Resource
                Center of Connecticut, Inc. Project), Series 1994A:
          810    6.875%, 8/15/04                                                     No Opt. Call            N/R             812,422
        2,700    7.125%, 8/15/14                                                      8/04 at 102            N/R           2,634,498

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.8%

        1,630   Florida Housing Finance Agency, Housing Revenue                      12/07 at 102            AAA           1,705,388
                 Bonds (Mar Lago Village Apartments Project),
                 1997 Series F, 5.800%, 12/01/17
                 (Alternative Minimum Tax)

       13,625   Industrial Development Authority, Martin                             12/04 at 102           BBB-          14,061,954
                 County, Florida, Industrial Development Revenue
                 Bonds (Indiantown Cogeneration, L.P. Project),
                 Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9%

        4,000   Water and Sewerage Authority, Forsyth County,                         4/10 at 102            Aa2           4,656,240
                 Georgia, Revenue Bonds, Series 2000,
                 6.000%, 4/01/25

        3,500   The Hospital Authority of Hall County and the City                    5/09 at 101            AAA           3,632,755
                 of Gainesville, Georgia, Revenue Anticipation
                 Certificates (Northeast Georgia Health System,
                 Inc. Project), Series 1999, 5.500%, 5/15/29

------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.7%

        1,260   Idaho Housing and Finance Association, Single                         7/09 at 101            Aa2           1,310,942
                 Family Mortgage Bonds, 1999 Series E,
                 5.750%, 1/01/21

        2,410   Idaho Housing and Finance Association, Single                         1/10 at 100            Aa2           2,558,070
                 Family Mortgage Bonds, 2000 Series D,
                 6.350%, 7/01/22

        2,000   Idaho Housing and Finance Association, Single                         7/10 at 100            Aaa           2,104,000
                 Family Mortgage Bonds, 2000 Series E,
                 5.950%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 22.4%

        3,500   Village of Channahon, Illinois, Revenue Refunding                    12/09 at 102           BBB+           3,546,305
                 Bonds (Morris Hospital), Series 1999,
                 5.750%, 12/01/12

       22,750   City of Chicago, Illinois, General Obligation                        No Opt. Call            AAA          24,739,033
                 Bonds (Emergency Telephone System Refunding),
                 Series 1999, 5.500%, 1/01/23

        7,250   Chicago School Reform Board of Trustees of the                       No Opt. Call            AAA           7,923,670
                 Board of Education, Illinois, Dedicated Tax Revenue
                 Bonds (General Obligation - Unlimited Tax),
                 Series 1999A, 5.500%, 12/01/26

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                City of Chicago, Illinois, Multifamily Housing Revenue Bonds
                (Archer Court Apartments) (FHA-Insured/ GNMA), Series 1999A:
$       1,000    5.500%, 12/20/19 (Alternative Minimum Tax)                          10/10 at 101            AAA       $   1,016,860
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                          10/10 at 101            AAA           1,222,124
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                          10/10 at 101            AAA           1,936,319

        4,940   City of Chicago, Illinois, Wastewater Transmission                    1/06 at 102            AAA           4,942,470
                 Revenue Bonds, Series 1995, 5.125%, 1/01/25

        3,250   City of Chicago, Illinois, Water Revenue Bonds,                      11/06 at 102            AAA           3,189,875
                 Series 1995, 5.000%, 11/01/25

        5,000   City of Chicago, Illinois, Water Revenue Bonds,                      11/07 at 102            AAA           5,068,750
                 Series 1997, 5.250%, 11/01/27

       24,835   Illinois Development Finance Authority, Refunding                     9/07 at 102            AAA          25,902,657
                 Revenue Bonds (The Presbyterian Home Lake
                 Forest Project), Series 1999, 5.625%, 9/01/31

        3,935   Illinois Development Finance Authority, Local                        No Opt. Call            Aaa           2,104,517
                 Government Program Revenue Bonds (Round
                 Lake Community Unit - School District Number
                 116 Project), Series 1999A, 0.000%, 1/01/15

        2,750   Illinois Educational Facilities Authority, Revenue                    9/09 at 100            AAA           2,902,653
                 Bonds (MJH Education Assistance - Illinois LLC),
                 Series 1998D, 5.450%, 9/01/14

                Illinois Health Facilities Authority, Revenue Bonds
                (Loyola University Health System), Series 1997A:
        1,600    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                            7/07 at 101            AAA           1,746,240
        5,400    5.000%, 7/01/24                                                      7/07 at 101            AAA           5,260,302

        5,265   Illinois Health Facilities Authority, Revenue                         2/07 at 102             A-           5,284,902
                 Refunding Bonds (Sarah Bush Lincoln Health
                 Center), Series 1996B, 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted                      10/07 at 102            AAA          19,957,190
                 Adjustable Rate Revenue Bonds (Highland Park
                 Hospital), Series 1991A, 6.000%, 10/01/15

        9,980   Illinois Health Facilities Authority, Revenue Bonds                   8/11 at 103            Aa1          10,457,443
                 (University of Chicago Project), Series 1985A
                 (Remarketed), 5.500%, 8/01/20

        7,245   Illinois Health Facilities Authority, Revenue                         1/02 at 101           Baa3           7,141,034
                 Refunding Bonds (Proctor Community Hospital
                 Project), Series 1991, 7.375%, 1/01/23

                Metropolitan Pier and Exposition Authority, Illinois, Refunding
                Bonds (McCormick Place Expansion Project), Series 1996A:
        9,750    0.000%, 12/15/22                                                    No Opt. Call            AAA           3,209,798
       13,000    0.000%, 12/15/24                                                    No Opt. Call            AAA           3,835,000

       20,500   Metropolitan Pier and Exposition Authority, Illinois,                12/09 at 101            AAA          21,376,170
                 Refunding Bonds (McCormick Place Expansion
                 Project), Series 1999A, 5.500%, 12/15/24

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19                                                     No Opt. Call            AAA          25,429,835
        3,500    5.750%, 6/01/23                                                     No Opt. Call            AAA           3,946,215

        5,000   Robbins, Illinois, Resource Recovery Revenue                         No Opt. Call            N/R           3,250,000
                 Bonds (Guaranteed by Foster Wheeler)
                 (Restructuring Project), Series 1999C,
                 7.250%, 10/15/24 (Alternative Minimum Tax)

        4,500   School District Number 122, Will County, Illinois,                   No Opt. Call            Aaa           1,899,000
                 Capital Appreciation Bonds (New Lenox),
                 Series 2000B, 0.000%, 11/01/18

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5%

        8,000   Indiana Health Facility Financing Authority, Hospital             8/10 at 101 1/2            AAA           8,243,360
                 Revenue Bonds (Clarian Health Obligated Group),
                 Series 2000A, 5.500%, 2/15/26

        8,755   Indiana Health Facility Financing Authority, Hospital                11/09 at 101            AAA           9,037,699
                 Revenue Bonds (Charity Obligated Group),
                 Series 1999D, 5.500%, 11/15/24

        4,190   City of Indianapolis, Indiana, Economic Development                   6/09 at 101            Aa3           4,393,969
                 Revenue Bonds (Park Tudor Foundation Inc.,
                 Project), Series 1999, 5.700%, 6/01/24

       28,645   The Indianapolis Local Public Improvement Bond                       No Opt. Call            AAA           9,309,052
                 Bank, Indiana, Serial Bonds, Series 1999E,
                 0.000%, 2/01/23

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

       11,220   Iowa Higher Education Loan Authority, Private                        10/10 at 102            N/R          11,890,732
                 College Facility Revenue Bonds (Waldorf College
                 Project), Series 1999, 7.375%, 10/01/19

                Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

$       3,825   City of Wichita, Kansas, Water and Sewer Utility                     10/06 at 101            AAA       $   3,442,271
                 Revenue Bonds, Series 1999, 4.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 4.0%

        3,030   School District Finance Corporation, Hardin                           2/10 at 101            Aa3           3,284,308
                 County, Kentucky, School Building Revenue
                 Bonds, Series 2000, 5.750%, 2/01/20

                Kentucky Economic Development Finance Authority,
                Hospital System Refunding and Improvement
                Revenue Bonds (Appalachian Regional Healthcare,
                Inc. Project), Series 1997:
        1,850    5.850%, 10/01/17                                                     4/08 at 102            BB-           1,501,035
        7,000    5.875%, 10/01/22                                                     4/08 at 102            BB-           5,407,220

                Public Properties Corporation, City of Newport, Kentucky, First
                Mortgage Revenue Bonds (Public Parking and Plaza Project),
                Series 2000A:
       17,240    8.375%, 1/01/18                                                      7/10 at 104            N/R          17,074,496
        3,000    8.500%, 1/01/27                                                      7/10 at 104            N/R           2,966,280
        4,985    8.375%, 1/01/27                                                      7/10 at 104            N/R           4,811,273

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.3%

        2,245   City of Lafayette, State of Louisiana, Public                     5/10 at 101 1/2            AAA           2,393,103
                 Improvement Sales Tax Bonds, Series 2000B,
                 5.625%, 5/01/25

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.6%

        5,000   Community Development Administration, Maryland                        9/09 at 100            Aa2           5,207,000
                 Department of Housing and Community
                 Development, Residential Revenue Bonds, 2000
                 Series G, 5.950%, 9/01/29 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.3%

          785   Massachusetts Port Authority, Special Facilities                      9/06 at 102            AAA             824,517
                 Revenue Bonds (US Air Project), Series 1996-A,
                 5.875%, 9/01/23 (Alternative Minimum Tax)

        1,635   Massachusetts Housing Finance Agency, Single                         12/04 at 102             AA           1,712,940
                 Family Housing Revenue Bonds, Series 32,
                 6.600%, 12/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1%

        5,000   City of Detroit, Michigan, Water Supply System                        7/11 at 100            AAA           5,084,950
                 Revenue Bonds (Senior Lien), 2001 Series A,
                 5.250%, 7/01/33

        9,000   The Economic Development Corporation of the                           7/07 at 101            BB+           9,209,520
                 County of Midland, Michigan, Subordinated
                 Pollution Control Limited Obligation Revenue
                 Refunding Bonds (Midland Cogeneration Project),
                 Series 2000A, 6.875%, 7/23/09 (Alternative
                 Minimum Tax)

        4,000   Charter County of Wayne, Michigan, Detroit                           12/08 at 102            AAA           4,106,480
                 Metropolitan Wayne County Airport, Airport
                 Revenue Bonds, Series 1998A, 5.375%, 12/01/16
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.6%

        2,250   Minneapolis-St. Paul Metropolitan Airports                            4/11 at 101            N/R           1,778,963
                 Commission, Minnesota, Special Facilities Revenue
                 Bonds (Northwest Airlines, Inc. Project),
                 Series 2001A, 7.000%, 4/01/25 (Alternative
                 Minimum Tax)

        3,480   Minnesota Housing Finance Agency, Single Family                       1/10 at 101            AA+           3,579,458
                 Mortgage Bonds, 1998 Series H-1 (Fixed Rate
                 Remarketing), 5.650%, 7/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.9%

                Health and Educational Facilities Authority, State of Missouri,
                Revenue Bonds (SSM Health Care), Series 2001A:
        4,370    5.250%, 6/01/21                                                      6/11 at 101            AAA           4,467,757
        3,670    5.250%, 6/01/28                                                      6/11 at 101            AAA           3,729,748

------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.9%

        6,180   Montana Board of Housing, Single Family Mortgage                     12/09 at 100            AA+           6,568,537
                 Bonds, 2000 Series A2, 6.450%, 6/01/29
                 Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance                          12/09 at 100             A2           1,037,630
                 Corporation, Student Loan Revenue Bonds,
                 Subordinate Series 1999B, 6.400%, 12/01/32
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEBRASKA - 0.3%

$       2,000   Nebraska Higher Education Loan Program Inc.,                         No Opt. Call            AAA       $   2,231,400
                 Senior Subordinate Bonds, Series A-5A,
                 6.200%, 6/01/13 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.7%

       14,075   New Hampshire Housing Finance Authority,                              7/05 at 102            Aa2          14,957,643
                 Single Family Mortgage Acquisition Revenue
                 Bonds, 1995 Series D, 6.550%, 7/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.8%

        4,000   Higher Education Student Assistance Authority of                      6/10 at 101            AAA           4,450,440
                 the State of New Jersey, Student Loan Revenue
                 Bonds, 2000 Series A, 6.000%, 6/01/13
                 (Alternative Minimum Tax)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds (Jersey City Medical Center Issue) (FHA-Insured Mortgage),
                Series 2001:
        2,000    4.800%, 8/01/21                                                      8/11 at 100            AAA           2,017,080
        1,500    5.000%, 8/01/31                                                      8/11 at 100            AAA           1,494,120

       15,600   New Jersey Economic Development Authority,                           No Opt. Call            N/R          11,817,000
                 Solid Waste Facilities Revenue Bonds (Bridgewater
                 Resources Inc. Project), Series 1999B,
                 8.250%, 6/01/19 (Alternative Minimum Tax)#

        4,000   New Jersey Transportation Trust Fund Authority,                      No Opt. Call             AA           4,537,720
                 Transportation System Bonds, 1999 Series A,
                 5.750%, 6/15/18

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.4%

        1,970   Industrial Development Agency, County of                             No Opt. Call            N/R           1,922,858
                 Cattaraugus, New York, Industrial Development
                 Revenue Bonds (Laidlaw Energy and
                 Environmental, Inc. Project), Series 1999A,
                 8.500%, 7/01/21 (Alternative Minimum Tax)

        5,000   Long Island Power Authority, New York, Electric                       6/08 at 101            AAA           5,087,900
                 System General Revenue Bonds, Series 1998A,
                 5.250%, 12/01/26

                County of Nassau, New York, Serial General
                Improvement Bonds (General Obligations), Series B:
        4,005    5.250%, 6/01/19                                                      6/09 at 102            AAA           4,115,618
        7,005    5.250%, 6/01/20                                                      6/09 at 102            AAA           7,193,084
        7,005    5.250%, 6/01/21                                                      6/09 at 102            AAA           7,171,579

        2,000   The City of New York, New York, General                               2/08 at 101            AAA           2,103,200
                 Obligation Bonds, Fiscal 1998 Series E,
                 5.250%, 8/01/14

       14,000   The City of New York, New York, General                               2/08 at 101            AAA          14,488,880
                 Obligation Bonds, Fiscal 1998 Series F,
                 5.375%, 8/01/19

        2,575   New York City Transitional Finance Authority,                         8/07 at 101            AA+           2,543,920
                 New York, Future Tax Secured Bonds,
                 Fiscal 1998 Series A, 5.000%, 8/15/27

       10,000   New York City Transitional Finance Authority,                         8/09 at 101            AA+          10,715,300
                 New York, Future Tax Secured Bonds, Fiscal 2000
                 Series A, 5.750%, 8/15/24

       12,350   New York City Transitional Finance Authority,                         5/10 at 101            AA+          12,893,771
                 New York, Future Tax Secured Bonds, Fiscal 2000
                 Series C, 5.500%, 11/01/29

        4,470   Dormitory Authority of the State of New York,                         2/06 at 102            AAA           4,493,512
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1996B, 5.125%, 8/15/21

        4,400   Dormitory Authority of the State of New York,                         2/07 at 102            AAA           4,505,292
                 Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1996E, 5.250%, 2/15/18

        2,170   Dormitory Authority of the State of New York,                         7/07 at 102             AA           2,262,789
                 Frances Schervier Home and Hospital Insured
                 Revenue Bonds (Franciscan Health Partnership
                 Obligated Group), Series 1997, 5.500%, 7/01/17

        7,500   Dormitory Authority of the State of New York,                     2/08 at 101 1/2            AAA           7,664,325
                 Secured Hospital Revenue Refunding Bonds
                 (Wyckoff Heights Medical Center), Series 1998H,
                 5.300%, 8/15/21

       10,000   Dormitory Authority of the State of New York,                         7/09 at 101            AAA          10,451,200
                 City University System Consolidated Third
                 General Resolution Revenue Bonds, 1999 Series 1,
                 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York,                         1/08 at 102            AAA           2,061,120
                 City University System Consolidated Third
                 General Resolution Revenue Bonds, 1997 Series 1,
                 5.375%, 7/01/24

        7,500   New York State Urban Development Corporation,                         1/06 at 102            AAA           7,673,100
                 Correctional Capital Facilities Revenue Bonds
                 (Empire Development Corporation), Series 6,
                 5.375%, 1/01/25

       10,000   The Port Authority of New York and New Jersey,                       12/07 at 102            AAA          10,662,400
                 Special Project Bonds (JFK International Air
                 Terminal LLC Project), Series 6,
                 5.900%, 12/01/17 (Alternative Minimum Tax)

                Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.4%

$       3,000   County of Wake, North Carolina, General Obligation                    2/11 at 102            AAA       $   3,192,960
                 School Bonds, Series 2001B, 5.250%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%

        2,300   Amherst Exempted Village School District, Ohio,                      12/11 at 100            Aaa           2,336,294
                 School Improvement Bonds (General Obligation -
                 Unlimited Tax), Series 2001, 5.125%, 12/01/21

        3,635   County of Franklin, Ohio, Multifamily Housing                         1/05 at 103             Aa           3,628,166
                 Mortgage Revenue Bonds (FHA-Insured Mortgage
                 Loan - Hamilton Creek Apartments Project),
                 Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        5,750   Ohio Water Development Authority, Solid Waste                         9/08 at 102            N/R           5,078,170
                 Disposal Revenue Bonds (Bay Shore Power
                 Project), Convertible Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

       14,000   Ohio Water Development Authority, Solid Waste                         9/09 at 102            N/R          13,453,440
                 Disposal Revenue Bonds (Bay Shore Power
                 Project), Convertible Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

        1,115   Warren County, Ohio, General Obligation Special                      12/07 at 101            Aa2           1,176,069
                 Assessment Bonds (Waterstone Boulevard),
                 Series 1997, 5.500%, 12/01/17

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.3%

        2,255   Portland, Oregon, Downtown Waterfront Urban                           6/10 at 101            Aaa           2,385,181
                 Renewal and Redevelopment Bonds, 2000
                 Series A, 5.500%, 6/15/20

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3%

                Hospital Development Authority, Allegheny County, Pennsylvania,
                Health System Revenue Bonds (West Penn Allegheny Health System),
                Series 2000B:
        5,480    9.250%, 11/15/22                                                    11/10 at 102             B+           5,806,498
        9,000    9.250%, 11/15/30                                                    11/10 at 102             B+           9,503,100

        2,495   Carbon County Industrial Development Authority,                      No Opt. Call           BBB-           2,668,527
                 Pennsylvania, Resource Recovery Revenue
                 Refunding Bonds (Panther Creek Partners Project),
                 2000 Series, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

       18,900   City of Philadelphia, Pennsylvania, Airport Revenue                   6/08 at 102            AAA          19,520,676
                 Refunding Bonds (Philadelphia Airport System),
                 Series 1998A, 5.500%, 6/15/18 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.7%

        1,875   City of Central Falls, Rhode Island, General                          5/09 at 102             AA           2,047,125
                 Obligation School Bonds, 6.250%, 5/15/20

        3,500   Providence Redevelopment Agency, Rhode Island,                        4/10 at 101            Aaa           3,748,010
                 Revenue Bonds (Public Safety and Municipal
                 Building Projects), 1999 Series A, 5.750%, 4/01/29

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.1%

        5,260   Memphis-Shelby County Airport Authority                               3/10 at 101            AAA           5,696,107
                 Tennessee, Airport Revenue Bonds,
                 Series 1999D, 6.000%, 3/01/24 (Alternative
                 Minimum Tax)

        2,425   Memphis-Shelby County Airport Authority,                              3/11 at 100            AAA           2,437,513
                 Tennessee, Airport Revenue Bonds, Series 2001B,
                 5.125%, 3/01/26

        7,360   Tennessee Housing Development Agency,                                 7/10 at 101             AA           7,922,966
                 Homeownership Program Bonds, Issue 2000-1,
                 6.375%, 7/01/25 (Alternative Minimum Tax)

        2,500   Tennessee Housing Development Agency,                                 7/10 at 100             AA           2,659,550
                 Homeownership Program Bonds, Issue 2000-2B,
                 6.250%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 11.6%

       10,000   City of Austin, Texas, Airport System Revenue                        11/05 at 102            AAA          10,789,800
                 Bonds (Prior Lien), Series 1995A,
                 6.125%, 11/15/25 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School                          2/09 at 100            AAA           5,351,332
                 District, Dallas County, Texas, Unlimited Tax
                 School Building Bonds, Series 1999,
                 6.000%, 2/15/20

                Coppell Independent School District, Dallas County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                 8/09 at 52 15/32            AAA           1,771,440
        7,000    0.000%, 8/15/21                                                 8/09 at 49 15/32            AAA           2,270,870
        7,345    0.000%, 8/15/23                                                       8/09 at 44            AAA           2,114,332
        7,000    0.000%, 8/15/24                                                   8/09 at 41 1/2            AAA           1,897,350
        7,350    0.000%, 8/15/25                                                   8/09 at 39 1/8            AAA           1,877,411
        7,000    0.000%, 8/15/26                                                 8/09 at 36 29/32            AAA           1,684,900

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      10,000   International Airport Facilities Improvement                         No Opt. Call             BB       $   9,603,100
                 Corporation, Dallas-Ft. Worth, Texas, Revenue
                 Refunding Bonds (American Airlines, Inc.),
                 Series 2000B, 6.050%, 5/01/29 (Alternative
                 Minimum Tax) (Mandatory put 11/01/05)

                Health Facilities Development Corporation, Harris
                County, Texas, Revenue Bonds (Christus Health),
                Series 1999A:
       12,000    5.375%, 7/01/24                                                      7/09 at 101            AAA          11,952,360
       11,000    5.375%, 7/01/29                                                      7/09 at 101            AAA          10,905,180

       12,150   Housing Finance Corporation, Harris County,                           7/09 at 102            BBB          10,071,864
                 Texas, Multifamily Housing Revenue Bonds
                 (Windfern Pointe and Waterford Place
                 Apartments Projects), 1999 Senior Series A,
                 6.000%, 7/01/29

        2,820   Housing Finance Corporation, Harris County,                           7/12 at 103              B           1,692,000
                 Texas, Multifamily Housing Revenue Bonds
                 (Junior Subordinate Lien) (Windfern Pointe and
                 Waterford Place Apartments Projects), 1999
                 Series D, 9.000%, 7/01/29

       30,000   City of Houston, Texas, Water and Sewer                              No Opt. Call            AAA           9,855,900
                 System Revenue Refunding Bonds (Junior Lien),
                 Series 1998A, 0.000%, 12/01/22

        2,500   Jefferson County, Texas, Certificates of Obligation,                  8/10 at 100            AAA           2,742,975
                 Series 1999, 5.250%, 8/01/24

        4,245   Laredo Independent School District, Webb County,                      8/09 at 100            AAA           4,297,171
                 Texas, Unlimited Tax School Building Bonds,
                 Series 2000, 6.000%, 8/01/25

        2,000   City of Laredo, Texas, Sports Venue Sales Tax                         3/09 at 100            AAA           2,030,960
                 Revenue Bonds, Series 2001, 5.300%, 3/15/26

        1,500   City of Port Arthur, Jefferson County, Texas,                         2/07 at 100            AAA           1,497,120
                 General Obligation Bonds, Series 1997,
                 5.000%, 2/15/21

       10,000   Health Facilities Development Corporation,                            2/08 at 102            AAA          10,136,700
                 Tarrant County, Texas, Texas Health Resources
                 System Revenue Bonds, Series 1997A,
                 5.250%, 2/15/17

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.3%

          760   Utah Housing Finance Agency, Single Family                            7/04 at 102            AAA             795,203
                 Mortgage Bonds (Federally Insured or Guaranteed
                 Mortgage Loans), 1994 Issue F, 7.000%, 7/01/27
                 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds (Class
                I), 1999 Series C-2:
        3,190    5.700%, 7/01/19 (Alternative Minimum Tax)                        1/10 at 101 1/2            AAA           3,330,870
        1,545    5.750%, 7/01/21 (Alternative Minimum Tax)                        1/10 at 101 1/2             AA           1,610,075

        2,590   Utah Housing Finance Agency, Single Family                            7/09 at 101             AA           2,764,488
                 Mortgage Bonds (Federally Insured or Guaranteed
                 Loans), 1999 Series D, 5.850%, 7/01/21
                 (Alternative Minimum Tax)

          980   Utah Housing Finance Agency, Single Family                        7/09 at 101 1/2            Aa2           1,053,794
                 Mortgage Bonds, 1999 Series F, 6.300%, 7/01/21

        1,800   Utah Housing Finance Agency, Single Family                            7/10 at 100            AA-           1,919,592
                 Mortgage Bonds (Class III), 2000 Series F-2,
                 6.000%, 1/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0%

        4,815   Metropolitan Washington Airports Authority,                          10/04 at 100            AAA           4,865,702
                 Virginia, Airport System Revenue Bonds,
                 Series 1994A, 5.500%, 10/01/24 (Alternative
                 Minimum Tax)

        3,395   Virginia Small Business Financing Authority,                         11/09 at 102            N/R           3,474,918
                 Industrial Development Revenue Bonds (S.I.L.
                 Clean Water LLC Project), Series 1999,
                 7.250%, 11/01/24

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.6%

                Port of Seattle, Washington, Special Facility Revenue Bonds
                (Terminal 18 Project), Series 1999:
          875    6.000%, 9/01/15 (Alternative Minimum Tax)                            3/10 at 101            AAA             959,516
        1,755    6.000%, 9/01/15 (Alternative Minimum Tax)                            3/10 at 101            AAA           1,924,515
        1,260    6.000%, 9/01/16 (Alternative Minimum Tax)                            3/10 at 101            AAA           1,374,408
        2,590    6.000%, 9/01/16 (Alternative Minimum Tax)                            3/10 at 101            AAA           2,825,172

        9,760   City of Tacoma, Washington, Electric System                           1/11 at 101            AAA          10,324,616
                 Revenue Bonds, Series 2001A Refunding,
                 5.625%, 1/01/21

       11,605   State of Washington, Certificates of Participation                    7/09 at 100            AAA          11,999,802
                 (Washington State Convention and Trade Center),
                 Series 1999, 5.250%, 7/01/16

        3,350   State of Washington, General Obligation Compound                     No Opt. Call            AAA           1,472,426
                  Interest Bonds, Series 1999S-2, 0.000%, 1/01/18

                State of Washington, General Obligation Compound
                Interest Bonds, Series 1999S-3:
       17,650    0.000%, 1/01/20                                                     No Opt. Call            AA+           6,811,841
       18,470    0.000%, 1/01/21                                                     No Opt. Call            AA+           6,701,470


                Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       4,800   Washington Public Power Supply System, Nuclear                        7/07 at 102            AAA       $   4,966,416
                 Project No. 3 Refunding Revenue Bonds,
                 Series 1997-A, 5.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.5%

        3,800   Wisconsin Health and Educational Facilities                           5/09 at 101              A           3,789,322
                 Authority, Revenue Bonds (Kenosha Hospital and
                 Medical Center, Inc. Project), Series 1999,
                 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds (FH Healthcare Development Inc.
                Project), Series 1999:
        8,225    6.250%, 11/15/20                                                    11/09 at 101            N/R           8,340,970
        5,000    6.250%, 11/15/28                                                    11/09 at 101            N/R           5,051,800

       12,750   Wisconsin Health and Educational Facilities                           8/09 at 101            Aaa          13,123,320
                 Authority, Revenue Bonds (Mercy Health System
                 Corporation), Series 1999, 5.500%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     953,515   Total Investments (cost $819,088,405) - 98.1%                                                            859,724,009
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      16,365,013
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $876,089,022
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    # Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
                Portfolio of
                       INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.9%

$      19,000   The Health Care Authority of the City of Huntsville,                  6/11 at 101             A2       $  19,549,860
                 Alabama, Revenue Bonds, Series 2001A,
                 5.750%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.9%

       12,220   City of Valdez, Alaska, Marine Terminal Revenue                       8/03 at 102            AA+          12,589,044
                 Bonds (BP Pipelines Inc.), Series 1993,
                 5.850%, 8/01/25

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 4.2%

        6,000   California Educational Facilities Authority, Revenue                  6/11 at 101            AAA           6,239,940
                 Bonds (Stanford University), Series Q,
                 5.250%, 12/01/32

       13,825   Department of Veterans Affairs of the State                           6/06 at 101            AAA          14,326,986
                 of California, Home Purchase Revenue Bonds,
                 2001 Series A, 5.550%, 12/01/25

        7,000   Department of Water and Power of the City of                          7/11 at 100             AA           7,078,750
                 Los Angeles, California, Waterworks Revenue
                 Bonds, Series 2001A Refunding, 5.125%, 7/01/41

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.3%

        3,000   Colorado Educational and Cultural Facilities Authority,               8/11 at 100            Ba2           2,913,870
                 Boulder County, Charter School Revenue Bonds
                 (Peak to Peak Charter School Project - Created
                 by Boulder Valley School District No. RE-2),
                 7.500%, 8/15/21

        1,580   City and County of Denver, Colorado, Airport                         11/02 at 102              A           1,668,496
                 System Revenue Bonds, Series 1992C,
                 6.750%, 11/15/22 (Alternative Minimum Tax)

        2,170   City and County of Denver, Colorado, Airport                         11/01 at 102           A***           2,217,935
                 System Revenue Bonds, Series 1991D,
                 7.750%, 11/15/21 (Alternative Minimum Tax)
                 (Pre-refunded to 11/15/01)

        1,885   Air Terminal Corporation, Eagle County, Colorado,                     5/11 at 101            N/R           1,839,477
                 Airport Terminal Revenue Bonds, Series 2001,
                 7.125%, 5/01/31

        5,000   Northwest Parkway Public Highway Authority,                           6/11 at 102            AAA           5,075,800
                 Colorado, Revenue Bonds, Senior Series 2001A,
                 5.250%, 6/15/41

                Northwest Parkway Public Highway Authority,
                Colorado, Revenue Bonds, Senior Series 2001B:
       22,000    0.000%, 6/15/28                                                 6/11 at 35 21/32            AAA           4,539,920
       17,650    0.000%, 6/15/29                                                 6/11 at 33 15/32            AAA           3,417,393

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.9%

       15,000   City of Jacksonville, Florida, Transportation Revenue                10/11 at 100            AAA          15,378,150
                  Bonds, Series 2001, 5.250%, 10/01/29

        4,000   Miami-Dade County Health Facilities Authority, Florida,               8/11 at 101            AAA           4,029,360
                 Hospital Revenue Bonds (Miami Children's Hospital
                 Refunding), Series 2001A, 5.125%, 8/15/26

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.6%

                Board of Water Supply, City and County of Honolulu, Hawaii,
                Water System Revenue Bonds, Series 2001:
        4,000    5.250%, 7/01/26                                                      7/11 at 100            AAA           4,071,040
        6,725    5.250%, 7/01/31                                                      7/11 at 100            AAA           6,834,080

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 8.7%

       13,000   Central Lake County Joint Action Water Agency,                        5/03 at 102            AAA          13,190,190
                 Illinois, Interim Water Revenue Bonds, Series 1993,
                 5.375%, 5/01/20

       15,270   City of Chicago, Illinois, General Obligation Bonds,                  1/11 at 101            AAA          15,539,821
                 Project and Refunding Series 2001A,
                 5.250%, 1/01/33

        3,710   City of Chicago, Illinois, Multifamily Housing                       12/11 at 100            AAA           3,768,358
                 Revenue Bonds (Stone Terrace Apartments
                 Project) (FHA-Insured/GNMA), Series 2001A,
                 5.750%, 12/20/42 (Alternative Minimum Tax)


                Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,755   City of Chicago, Illinois, Chicago O'Hare International              No Opt. Call             B2       $   1,236,047
                 Airport, Special Facility Revenue Bonds (United
                 Air Lines, Inc. Project), Series 2001A,
                 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

        5,000   City of Chicago, Illinois, Collateralized Single Family               4/11 at 105            AAA           5,549,300
                 Mortgage Revenue Bonds, Series 2001A,
                 6.250%, 10/01/32

        5,000   Illinois Development Finance Authority, Revenue Bonds                 9/11 at 100            AAA           5,118,600
                 (Illinois Wesleyan University), Series 2001,
                 5.500%, 9/01/32

        3,100   Illinois Development Finance Authority, Revenue                       5/11 at 101           BBB+           3,174,307
                 Bonds (Midwestern University), Series 2001B,
                 6.000%, 5/15/31

        5,000   Illinois Health Facilities Authority, Revenue Bonds                   2/11 at 101            AAA           5,013,000
                 (Edward Hospital Obligation Group), Series 2001B,
                 5.250%, 2/15/34

        4,980   Metropolitan Pier and Exposition Authority, Illinois,                 6/06 at 102            AAA           5,016,503
                 Refunding Bonds (McCormick Place Expansion
                 Project), Series 1996A, 5.250%, 6/15/27

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.7%

        2,000   Indianapolis Airport Authority, Indiana, Special                      7/04 at 102            BBB           2,108,560
                 Facilities Revenue Bonds (Federal Express
                 Corporation Project), Series 1994,
                 7.100%, 1/15/17 (Alternative Minimum Tax)

        5,000   Indianapolis Airport Authority, Indiana, Specialty                   11/05 at 102            BB-           3,274,100
                 Facility Revenue Bonds (United Air Lines, Inc. -
                 Indianapolis Maintenance Center Project),
                 Series 1995A, 6.500%, 11/15/31 (Alternative
                 Minimum Tax)

        6,000   St. Joseph County Hospital Authority, Indiana,                        2/09 at 102            BBB           5,670,060
                 Health System Revenue Bonds (Madison Center
                 Inc. Project), Series 1999, 5.800%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.6%

       17,000   City of Wichita, Kansas, Hospital Facilities                         11/11 at 101             A+          17,301,750
                 Improvement and Refunding Revenue Bonds
                 (Via Christi Health System Inc.), Series III 2001,
                 5.625%, 11/15/31

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.8%

        3,300   Massachusetts Port Authority, Special Facilities                      7/07 at 102            AAA           3,433,188
                 Revenue Bonds (BOSFUEL Project), Series 1997,
                 5.750%, 7/01/39 (Alternative Minimum Tax)

       15,000   Massachusetts Turnpike Authority, Metropolitan                        1/07 at 102            AAA          14,694,750
                 Highway System Revenue Bonds (Senior),
                 1997 Series A , 5.000%, 1/01/37

       20,000   Massachusetts Water Resources Authority,                              7/02 at 100            Aaa          20,491,000
                 General Revenue Bonds, 1992 Series A,
                 5.500%, 7/15/22 (Pre-refunded to 7/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 9.7%

                City of Detroit, Michigan, Water Supply System Revenue Bonds
                (Senior Lien), 2001 Series A:
       20,000    5.500%, 7/01/33                                                      7/11 at 101            AAA          20,983,800
       30,000    5.250%, 7/01/33                                                      7/11 at 100            AAA          30,509,700

        4,000   Michigan Municipal Bond Authority, Public School                     10/09 at 102            Ba1           4,268,960
                 Academy Bonds (Detroit Academy of Arts and
                 Sciences), Series 2001, 8.000%, 10/01/31

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
        2,000    6.250%, 8/15/13                                                      8/03 at 102           BBB-           2,018,520
        4,000    6.500%, 8/15/18                                                      8/03 at 102           BBB-           4,036,800

        2,000   Michigan State Hospital Finance Authority,                            8/08 at 101           BBB-           1,764,120
                 Hospital Revenue Bonds (The Detroit Medical
                 Center Obligated Group), Series 1998A,
                 5.125%, 8/15/18

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.1%

       14,000   Minneapolis-St. Paul Metropolitan Airports                            1/11 at 100            AAA          14,207,620
                 Commission, Minnesota, Airport Revenue Bonds,
                 Series 2001A, 5.250%, 1/01/32

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 3.2%

       21,000   Health and Educational Facilities Authority of the                    6/11 at 101            AAA          21,341,880
                 State of Missouri, Revenue Bonds (SSM Health
                 Care), Series 2001A, 5.250%, 6/01/28

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.9%

$       6,000   Montana Board of Housing, Single Family Program                      12/10 at 100            AA+       $   6,120,660
                 Bonds, 2001 Series A-2, 5.700%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.4%

       12,275   Director of the State of Nevada, Department of                        1/10 at 100            AAA          12,526,024
                 Business and Industry, Revenue Bonds (Las Vegas
                 Monorail Project), 1st Tier Series 2000,
                 5.375%, 1/01/40

        4,000   Henderson, Nevada, Health Care Facility Revenue                       7/08 at 101            BBB           3,674,480
                 Bonds (Catholic Healthcare West), Series 1998A,
                 5.250%, 7/01/18

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 3.9%

       12,200   Business Finance Authority of the State of                           10/03 at 102             A3          12,269,052
                 New Hampshire, Pollution Control Refunding
                 Revenue Bonds (The United Illuminating Company
                 Project ), 1993 Series A, 5.875%, 10/01/33

        8,000   New Hampshire Business Finance Authority, Pollution                  10/08 at 102            BBB           8,096,080
                 Control Revenue Bonds (Connecticut Light and
                 Power Company), Series 1992A Refunding
                 (Remarketed), 5.850%, 12/01/22

        5,215   New Hampshire Housing Finance Authority,                              5/11 at 100            Aa2           5,331,868
                 Single Family Mortgage Acquisition Bonds,
                 Series 2001A, 5.700%, 1/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.5%

        3,995   New Jersey Economic Development Authority,                           11/10 at 101            BB-           3,345,253
                 Special Facilities Revenue Bonds (Continental
                 Airlines Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 3.5%

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds (Presbyterian Healthcare Services), Series 2001A:
       12,000    5.500%, 8/01/25                                                      8/11 at 101             A1          12,188,760
       10,800    5.500%, 8/01/30                                                      8/11 at 101             A1          10,934,568

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.5%

        6,000   Long Island Power Authority, New York, Electric                       5/11 at 100             A-           6,087,840
                 System General Revenue Bonds, 2000 Series L,
                 5.375%, 5/01/33

       18,500   New York City Municipal Water Finance Authority,                      6/11 at 101             AA          18,528,860
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 2001, Series C, 5.125%, 6/15/33

        4,900   Dormitory Authority of the State of New York,                         7/10 at 101            BBB           5,456,689
                 Revenue Bonds (Mount Sinai New York University
                 Health Obligated Group), Series 2000A,
                 6.625%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.7%

        4,500   North Carolina Eastern Municipal Power Agency,                        1/09 at 102            BBB           4,632,210
                 Power System Revenue Bonds, Series 1999B
                 Refunding, 5.600%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.7%

        4,600   North Dakota Housing Finance Agency, Home                             7/10 at 100            Aa3           4,645,632
                 Mortgage Finance Program Bonds (Housing
                 Finance Program), 2001 Series A Refunding,
                 5.550%, 1/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.1%

        8,000   Hospital Facility Authority of Clackamas County,                      5/11 at 101             AA           8,073,920
                 Oregon, Revenue Bonds (Legacy Health System),
                 Refunding Series 2001, 5.250%, 5/01/21

       12,500   State of Oregon Department of Administrative                          5/11 at 101            AAA          12,515,125
                 Services, Certificates of Participation, 2001
                 Series D, 5.000%, 5/01/26

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 7.4%

        5,000   Hospital Development Authority, Allegheny County,                    11/10 at 102             B+           5,279,500
                 Pennsylvania, Health System Revenue Bonds (West
                 Pennsylvania Allegheny Health System), Series 2000B,
                 9.250%, 11/15/30

        8,000   Pennsylvania Higher Educational Facilities                            1/11 at 101             A+           8,400,880
                 Authority, UPMC Health System Revenue Bonds,
                 Series 2001A, 6.000%, 1/15/31

                Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PENNSYLVANIA (continued)

$       8,000   Philadelphia Authority for Industrial Development,                    7/11 at 101            AAA       $   8,035,120
                 Pennsylvania, Airport Revenue Bonds (Philadelphia
                 Airport System Project), Series 2001A,
                 5.250%, 7/01/28 (Alternative Minimum Tax)

                City of Philadelphia, Pennsylvania, Gas Works
                Revenue Bonds, Fourteenth Series:
       10,000    6.375%, 7/01/14                                                      7/03 at 102            BBB          10,289,400
       17,000    6.375%, 7/01/26                                                      7/03 at 102            BBB          17,202,470

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.7%

        4,820   South Dakota Housing Development Authority,                           5/09 at 102            AAA           4,935,584
                 Home Ownership Mortgage Bonds, 1997
                 Series E4 (Remarketed), 5.450%, 5/01/18
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.0%

        7,500   City of Austin, Texas, Electric Utility System                       11/10 at 100            AAA           7,403,625
                 Revenue Bonds, Series 2001 Refunding,
                 5.000%, 11/15/30

                Dallas-Fort Worth International Airport Public Facility
                Improvement Corporation, Texas, Airport Hotel Revenue Bonds,
                Series 2001:
       15,000    5.250%, 1/15/26                                                      1/09 at 100            AAA          15,137,550
        1,750    5.200%, 1/15/31                                                      1/09 at 100            AAA           1,757,473

       40,000   Harris County-Houston Sports Authority, Texas,                   11/30 at 54 1/32            AAA           4,380,800
                 Senior Lien Revenue Refunding Bonds,
                 Series 2001A, 0.000%, 11/15/40

       30,980   Harris County-Houston Sports Authority, Texas,                       11/11 at 100            AAA          31,231,867
                 Junior Lien Revenue Refunding Bonds,
                 Series 2001B, 5.250%, 11/15/40

                Hays Consolidated Independent School District,
                Texas, General Obligation School Building Bonds,
                Series 2001:
       10,715    0.000%, 8/15/25                                                  8/11 at 43 3/16            AAA           2,720,003
       12,940    0.000%, 8/15/26                                                  8/11 at 43 3/16            AAA           3,086,190

                City of Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds (Convention Project), Series 2001B:
        5,000    0.000%, 9/01/30                                                     No Opt. Call            AAA           1,069,800
        5,000    0.000%, 9/01/31                                                     No Opt. Call            AAA           1,012,050

        5,000   Metro Health Facilities Development Corporation,                      1/11 at 100           Baa3           5,241,250
                 Texas, Hospital Revenue Bonds (Wilson N. Jones
                 Memorial Hospital Project), Series 2001,
                 7.250%, 1/01/31

       10,500   State of Texas, General Obligation Bonds (Water                       8/11 at 100            Aa1          10,664,955
                 Financial Assistance), Series 2001, 5.250%, 8/01/35

        2,000   Health Facilities Development Corporation, Tom                        5/11 at 101           Baa3           2,023,880
                 Green County, Texas, Hospital Revenue Bonds
                 (Shannon Health System Project), Series 2001,
                 6.750%, 5/15/21

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.1%

        4,000   Intermountain Power Agency, Utah, Power                               7/03 at 102          A+***           4,086,720
                 Supply Revenue Refunding Bonds, 1993 Series A,
                 5.500%, 7/01/20

        3,100   Salt Lake City, Utah, Hospital Revenue Bonds                          8/02 at 100            AA+           3,104,805
                 (IHC Hospitals, Inc.), Series 1992,
                 5.500%, 2/15/21

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.8%

       17,250   The City of Seattle, Washington, Municipal Light                      3/11 at 100            AAA          17,326,244
                 and Power Improvements and Refunding Revenue
                 Bonds, Series 2001, 5.125%, 3/01/26

        7,500   Washington State Health Care Facilities Authority,                   10/11 at 100            AAA           7,566,000
                 Revenue Bonds (Providence Health System),
                 Series 2001A, 5.250%, 10/01/21

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 1.2%

$       8,000   Wisconsin Housing and Economic Development                            6/11 at 100             AA       $   8,182,880
                 Authority, Home Ownership Program Bonds,
                 2001 Series B, 5.750%, 3/01/32
------------------------------------------------------------------------------------------------------------------------------------
$     735,710   Total Investments (cost $624,814,077) - 98.0%                                                            650,047,102
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      13,261,308
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $663,308,410
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Dividend Advantage Municipal Fund 3 (NZF)
                Portfolio of
                       INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.2%

                Sebastian County Health Facilities Board, Arkansas, Hospital
                Revenue Bonds (Sparks Regional Medical Center), Refunding Series
                2001A:
$       1,805    5.500%, 11/01/13 (WI, settling 11/01/01)                            11/11 at 101             A2       $   1,892,344
        1,900    5.500%, 11/01/14 (WI, settling 11/01/01)                            11/11 at 101             A2           1,975,563
        3,000    5.250%, 11/01/21 (WI, settling 11/01/01)                            11/11 at 101             A2           2,943,570

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.2%

        1,775   Colorado Educational and Cultural Facilities                          6/11 at 100            Ba1           1,757,978
                 Authority, Charter School Revenue Bonds (Frontier
                 Academy Project in Weld County - School District
                 No. 6), Series 2001, 7.375%, 6/01/31

       10,000   City of Colorado Springs, Colorado, Utilities System                 11/07 at 100             AA          10,201,000
                 Improvement and Refunding Revenue Bonds,
                 Series 1997A, 5.375%, 11/15/26

        1,000   City and County of Denver, Colorado, Airport                         11/06 at 101            AAA           1,031,380
                 System Revenue Bonds, Series 1996A,
                 5.500%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 2.3%

        8,975   Connecticut Housing Finance Authority,                               11/09 at 100            AAA           9,271,983
                 Housing Mortgage Finance Program Bonds,
                 2000 Series B (Subseries B-2), 5.850%, 5/15/31
                 (Alternative Minimum Tax)

        4,025   Connecticut Housing Finance Authority, Housing                        5/10 at 100            AAA           4,059,494
                 Mortgage Finance Program Bonds, 2001
                 Series A (Subseries A-2), 5.350%, 11/15/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

        2,000   District of Columbia, Revenue Bonds (The Catholic                    10/09 at 101            AAA           2,104,380
                 University of America Issue), Series 1999,
                 5.625%, 10/01/29

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.7%

        5,000   City of Atlanta, Georgia, Airport General Revenue                     1/10 at 101            AAA           5,214,150
                 Bonds, Series 2000B, 5.625%, 1/01/30
                 (Alternative Minimum Tax)

        2,700   Atlanta, Georgia, Tax Allocation Bonds (Atlantic                     12/11 at 101            N/R           2,684,124
                 Station Project), Series 2001, 7.900%, 12/01/24

        2,000   Henry County Water and Sewerage Authority,                            2/10 at 101            AAA           2,125,380
                 Georgia, Water and Sewerage Revenue Bonds,
                 Series 2000, 5.625%, 2/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.9%

        5,125   State of Hawaii, Highway Revenue Bonds,                               7/11 at 100            AAA           5,292,383
                 Series 2001, 5.375%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.6%

        3,000   City of Chicago, Illinois, General Obligation Bonds                   1/11 at 100            AAA           3,121,320
                 (Neighborhoods Alive 21 Program), Series 2001A,
                 5.500%, 1/01/31

       17,975   Board of Education of the City of Chicago, Illinois,                 12/10 at 100            AAA          18,697,056
                 Dedicated Revenue Bonds (General Obligation -
                 Unlimited Tax), Series 2000A, 5.500%, 12/01/31

        4,950   City of Chicago, Illinois, Chicago O'Hare International               1/11 at 101            AAA           5,014,647
                 Airport, Second Lien Passenger Facility Charge
                 Revenue Bonds, Series 2001A, 5.375%, 1/01/32

        3,000   City of Chicago, Illinois, Sales Tax Revenue Bonds,                   7/08 at 102            AAA           3,043,590
                 Series 1998, 5.250%, 1/01/28

       10,800   City of Chicago, Illinois, Sales Tax Revenue Bonds,                   1/09 at 101            AAA          11,049,912
                 Series 1999, 5.375%, 1/01/30

        1,000   Illinois Health Facilities Authority, Revenue Bonds                   5/10 at 101             A3           1,045,860
                 (Condell Medical Center), Series 2000,
                 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds                   7/11 at 100             A3          15,039,600
                 (Loyola University Health System), Series 2001A,
                 6.125%, 7/01/31

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       9,000   Illinois Health Facilities Authority, Revenue Bonds                  12/11 at 101             A-       $   8,986,860
                 (Covenant Retirement Communities Inc.),
                 Series 2001, 5.875%, 12/01/31 (WI, settling
                 11/20/01)

        2,000   Metropolitan Pier and Exposition Authority, Illinois,                No Opt. Call            AAA           2,188,500
                 Refunding Bonds (McCormick Place Expansion
                 Project), Series 1998A, 5.500%, 6/15/29

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.1%

                Clark-Pleasant Community School Building
                Corporation, Indiana, First Mortgage Bonds,
                Series 2001:
        1,255    5.000%, 7/15/21 (WI, settling 11/01/01)                              1/12 at 100            AAA           1,249,453
        2,000    5.000%, 1/15/26 (WI, settling 11/01/01)                              1/12 at 100            AAA           1,979,080

        1,250   Hamilton Southeastern Cumberland Campus                               1/12 at 100            AAA           1,257,900
                 School Building Corporation, Indiana, First Mortgage
                 Bonds, Series 2001, 5.125%, 1/15/23

        3,000   Indianapolis Airport Authority, Indiana, Specialty Facility          11/05 at 102            BB-           1,964,460
                 Revenue Bonds (United Air Lines, Inc. -  Indianapolis
                 Maintenance Center Project), Series 1995A,
                 6.500%, 11/15/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 9.4%

        2,000   Iowa Finance Authority, Healthcare Facilities Revenue                 5/11 at 100            AAA           2,009,640
                 Bonds (Great River Medical Center), Series 2001,
                 5.250%, 5/15/31

                Tobacco Settlement Authority, Iowa, Tobacco
                Settlement Asset-Backed Revenue Bonds,
                Series 2001B:
       28,000    5.300%, 6/01/25                                                      6/11 at 101             A1          27,281,800
       27,000    5.600%, 6/01/35                                                      6/11 at 101             A1          26,238,870

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.2%

       18,500   Louisville and Jefferson County Metropolitan Sewer                   11/11 at 101            AAA          18,696,840
                 District, Kentucky, Sewer and Drainage System
                 Revenue Bonds, 2001 Series A, 5.125%, 5/15/27
                 (WI, settling 11/07/01)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.1%

        6,000   Parish of West Feliciana, State of Louisiana, Remarketed              5/02 at 103            BB+           6,245,100
                 Pollution Control Revenue Bonds (Gulf States Utilities
                 Company Project), Series 1985-A, 7.500%, 5/01/15

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.5%

                Maine State Housing Authority, Mortgage Purchase
                Bonds, 2001 Series B:
        4,610    5.400%, 11/15/21 (Alternative Minimum Tax)                          11/10 at 100            AA+           4,673,710
        4,000    5.500%, 11/15/32 (Alternative Minimum Tax)                          11/10 at 100            AA+           4,051,040

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.0%

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Multifamily Housing
                Revenue Bonds (Insured Mortgage Loan), 2001 Series B:
        1,500    5.250%, 5/15/21 (Alternative Minimum Tax)                            5/11 at 100            Aa3           1,505,550
        1,585    5.250%, 7/01/21 (Alternative Minimum Tax)                            7/11 at 100            Aa2           1,590,849

        8,100   Maryland Energy Financing Administration, Limited                     9/05 at 102            N/R           8,537,319
                 Obligation Congeneration Revenue Bonds (AES
                 Warrior Run Project), Series 1995,
                 7.400%, 9/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.1%

        5,000   Massachusetts Port Authority, Special Facilities                      1/11 at 101            AAA           5,158,750
                 Revenue Bonds (Delta Air Lines Inc. Project),
                 Series 2001A, 5.500%, 1/01/18

        1,105   Massachusetts Housing Finance Agency, Single                          6/09 at 100            AAA           1,123,188
                 Family Housing Revenue Bonds, Series 71,
                 5.650%, 6/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.8%

       15,000   School District of the City of Detroit, Wayne County,                No Opt. Call            AAA          17,642,700
                 Michigan, School Building and Site Improvement
                 Bonds (General Obligation - Unlimited Tax),
                 Series 2001A, 6.000%, 5/01/29

       11,000   Kent Hospital Finance Authority, Michigan,                            7/11 at 101             AA          11,083,160
                 Revenue Bonds (Spectrum Health), Series 2001A,
                 5.500%, 1/15/31

                Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds (Sparrow Obligated Group), Series 2001:
$       1,400    5.500%, 11/15/21                                                    11/11 at 101             A1       $   1,395,758
        2,500    5.625%, 11/15/31                                                    11/11 at 101             A1           2,491,300

       12,640   Hospital Finance Authority, City of Royal Oak,                       11/11 at 100            AAA          12,742,763
                 Michigan, Hospital Revenue Bonds (William
                 Beaumont Hospital), Series 2001M,
                 5.250%, 11/15/31

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.4%

        2,400   Community Development Agency of Dakota                               10/11 at 105            Aaa           2,588,352
                 County, Minnesota, Multifamily Housing Revenue
                 Bonds (Rose Apartments Project), Series 2001,
                 6.350%, 10/20/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4%

        2,155   Mississippi Business Finance Corporation,                             5/09 at 103            AAA           2,179,244
                 Retirement Facility Revenue Refunding Bonds
                 (GNMA Collateralized - Aldersgate Retirement
                 Community Inc. Project), Series 1999A,
                 5.450%, 5/20/34

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.5%

                Nebraska Investment Finance Authority, Single
                Family Housing Revenue Bonds, 2001 Series D:
        3,695    5.250%, 9/01/21 (Alternative Minimum Tax)                            9/11 at 100            AAA           3,708,819
                 (WI, settling 11/27/01)
        5,000    5.375%, 9/01/32 (Alternative Minimum Tax)                            9/11 at 100            AAA           5,022,350
                 (WI, settling 11/27/01)

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.6%

       35,000   Clark County, Nevada, General Obligation -                            7/10 at 100            AAA          36,428,350
                 Limited Tax Bond Bank Bonds (additionally
                 secured by pledged revenues), Series 2000,
                 5.500%, 7/01/30

        2,030   Nevada Housing Division, Senior Single Family                     4/08 at 101 1/2            Aaa           2,051,599
                 Mortgage Bonds, 1998 Series A-1,
                 5.300%, 4/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4%

        2,000   New Hampshire Health and Education Authority,                        10/11 at 101            Aaa           2,080,660
                 Hospital Revenue Bonds (Concord Hospital Issue),
                 Series 2001, 5.500%, 10/01/21 (WI, settling
                 11/09/01)

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 2.6%

        1,780   Village of East Rochester Housing Authority,                         10/11 at 100            AAA           1,793,777
                 New York, Revenue Bonds (GNMA Security -
                 Gates Senior Housing, Inc. Project), Series 2001,
                 5.300%, 4/20/31

        7,000   New York City Municipal Water Finance Authority,                      6/10 at 101            AAA           7,310,520
                 New York, Water and Sewer System Revenue
                 Bonds, Fiscal 2001, Series A, 5.500%, 6/15/33

        5,500   New York State Urban Development Corporation,                        No Opt. Call            AA-           6,096,915
                 State Facilities Revenue Bonds, 1995 Refunding
                 Series, 5.700%, 4/01/20

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.1%

        8,185   Ohio Housing Finance Agency, Residential                          3/08 at 101 1/2            AAA           8,399,447
                 Mortgage Revenue Bonds, 1998 Series A1,
                 5.300%, 9/01/19 (Alternative Minimum Tax)

                Portage County, Ohio, General Obligation Bonds,
                Series 2001:
        1,870    5.000%, 12/01/21                                                    12/11 at 100            AAA           1,878,004
        1,775    5.000%, 12/01/23                                                    12/11 at 100            AAA           1,778,408

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.6%

        4,700   Oregon Health, Housing, Educational, and                             11/11 at 101            AAA           4,808,664
                 Cultural Facilities Authority, Revenue Bonds
                 (Peacehealth Issue), Series 2001,
                 5.250%, 11/15/21

       10,000   Housing and Community Services Department,                            7/10 at 100            Aa2          10,374,200
                 State of Oregon, Multifamily Housing Revenue
                 Bonds, Series 2000A, 6.050%, 7/01/42
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.6%

        3,500   Pennsylvania Economic Development Finance                             1/04 at 102           BBB-          3,542,000
                 Authority, Resource Recovery Revenue Bonds
                 (Northampton Generating Project), Senior
                 Series 1994A, 6.600%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.4%

        2,185   Greenville County, South Carolina, Special                            4/11 at 101            AAA           2,306,377
                 Source Revenue Bonds (Road Improvement
                 Project), Series 2001, 5.500%, 4/01/21

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7%

$       3,890   Tennessee Housing Development Agency,                                 1/09 at 101             AA       $   3,919,370
                 Homeownership Program Bonds, Issue 1998-2,
                 5.350%, 7/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.9%

        1,000   Brushy Creek Municipal Utility District, Williamson                   6/09 at 100            Aaa           1,001,890
                 County, Texas, Combination Unlimited Tax and
                 Revenue and Refunding Bonds, Series 2001,
                 5.125%, 6/01/26 (WI, settling 11/01/01)

                City of Frisco, Texas, Counties of Collins and Denton, General
                Obligation Bonds, Series 2001:
        1,910    5.000%, 2/15/20                                                      2/11 at 100            AAA           1,913,381
        2,005    5.000%, 2/15/21                                                      2/11 at 100            AAA           2,001,150

        4,040   Harris County, Texas, Tax and Revenue Certificates                    8/11 at 100            AA+           4,011,882
                 of Obligation, Series 2001, 5.000%, 8/15/27

                Health Facilities Development Corporation, Jefferson County,
                Texas, FHA-Insured Mortgage Revenue Bonds (Baptist Hospital of
                Southeast Texas), Series 2001:
        7,500    5.400%, 8/15/31                                                      8/11 at 100            AAA           7,604,700
        7,000    5.500%, 8/15/41                                                      8/11 at 100            AAA           7,149,730

       10,700   Laredo Independent School District, Webb County,                      8/11 at 100            AAA          10,618,359
                 Texas, General Obligation Bonds, Series 2001
                 Refunding, 5.000%, 8/01/25

        2,500   Matagorda County Navigation District Number                          No Opt. Call            AAA           2,471,525
                 One, Texas, Collateralized Revenue Refunding
                 Bonds (Houston Lighting and Power Company
                 Project), Series 1997, 5.125%, 11/01/28
                 (Alternative Minimum Tax)

        1,540   Medina Valley Independent School District,                            2/11 at 100            Aaa           1,566,488
                 Medina County, Texas, General Obligation Bonds,
                 Series 2001, 5.250%, 2/15/26

        5,430   Mineral Wells Independent School District,                            2/08 at 100            Aaa           5,181,197
                 Pale Pinto and Parker Counties, Texas, Unlimited
                 School Tax Building and Refunding Bonds,
                 Series 1998, 4.750%, 2/15/22

        3,000   North Central Texas Health Facilities Development                     2/08 at 102            AAA           3,027,690
                 Corporation, Revenue Bonds (Texas Health
                 Resources System), Series 1997B,
                 5.375%, 2/15/26

       13,410   Texas Department of Housing and Community                             7/11 at 100            AAA          13,445,134
                 Affairs, Residential Mortgage Revenue Bonds,
                 Series 2001A, 5.350%, 7/01/33 (Alternative
                 Minimum Tax)

       15,600   Texas Water Development Board, State Revolving                        1/07 at 100            AAA          15,762,708
                 Fund, Senior Lien Series 1996B, 5.125%, 7/15/18

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6%

                Utah Housing Corporation, Single Family Mortgage
                Bonds, 2001 Series E:
        2,500    5.200%, 1/01/18 (Alternative Minimum Tax)                            7/11 at 100            AA-           2,529,750
        1,000    5.500%, 1/01/23 (Alternative Minimum Tax)                            7/11 at 100            Aa2           1,013,760

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.4%

        1,500   Public Utility District No. 1 of Grays Harbor County,                 1/11 at 100            AAA           1,510,920
                 Washington, Electric Revenue Bonds, Series 2001,
                 5.125%, 1/01/22

        2,475   Public Utility District No. 1 of Klickitat County,                   12/11 at 100            AAA           2,445,251
                 Washington, Electric Revenue Bonds, Series
                 2001B, 5.000%, 12/01/26

       12,955   Port of Seattle, Washington, Passenger Facility                      12/08 at 101            AAA          13,147,511
                 Charge Revenue Bonds, Series 1998B, 5.300%,
                 12/01/16 (Alternative Minimum Tax)

                Port of Seattle, Washington, Revenue Bonds,
                Series 2001B:
        2,535    5.625%, 4/01/18 (Alternative Minimum Tax)                           10/11 at 100            AAA           2,652,320
       25,000    5.100%, 4/01/24 (Alternative Minimum Tax)                           10/08 at 100            AAA          24,524,250

        4,530   The City of Tacoma, Washington, Solid Waste                          12/11 at 100            AAA           4,602,480
                 Utility Revenue Bonds, Series 2001 Refunding,
                 5.250%, 12/01/21

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.7%

                City of Appleton, Wisconsin, Waterworks Revenue
                Refunding Bonds, Series 2001:
        3,705    5.375%, 1/01/20                                                      1/12 at 100            Aaa           3,842,826
        1,850    5.000%, 1/01/21                                                      1/12 at 100            Aaa           1,839,714

        1,735   Evansville Community School District, Dane,                           4/11 at 100            AAA           1,824,058
                 Green and Rock Counties, Wisconsin, General
                 Obligation Refunding Bonds, Series 2001,
                 5.500%, 4/01/20

                Nuveen Dividend Advantage Municipal Fund 3 (NZF) (continued)
                     Portfolio of INVESTMENTS October 31, 2001

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       1,190   Wisconsin Housing and Economic Development                           10/09 at 100            AA-       $   1,216,475
                 Authority, Home Ownership Revenue Bonds,
                 1999 Series G, 5.750%, 4/01/30 (Alternative
                 Minimum Tax)

        1,000   Wisconsin Health and Educational Facilities                           2/12 at 100           BBB+             977,820
                 Authority, Revenue Bonds (Marshfield Clinic),
                 Series 2001B, 6.000%, 2/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     513,750   Total Investments (cost $516,113,395) - 89.4%                                                            521,810,329
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 21.3%

        6,400   Valdez, Alaska, Marine Terminal Revenue Bonds                                             VMIG-1           6,400,000
                 (Exxonmobil Project), Variable Rate Demand
                 Bonds, 1.900%, 12/01/29+

        2,000   Fayetteville Public Facilities Board, Arkansas,                                           VMIG-1           2,000,000
                 Revenue Refunding Bonds (Butterfield Trail Village
                 Project), Variable Rate Demand Bonds,
                 Series 1997, 2.000%, 9/01/27+

       13,700   Connecticut Health and Educational Facilities                                             VMIG-1          13,700,000
                 Authority, Revenue Bonds (Yale University Issue),
                 Variable Rate Demand Bonds, Series 1997,
                 1.950%, 7/01/29+

       14,500   Illinois Health Facilities Authority, Revenue Bonds                                       VMIG-1          14,500,000
                 (Elmhurst Memorial Hospital), Variable Rate
                 Demand Bonds, Serial 1993-B, 2.100%, 1/01/20+

        2,600   Kansas Development Finance Authority, Revenue                                             VMIG-1           2,600,000
                 Bonds (Hays Medical Center, Inc.), Variable Rate
                 Demand Bonds, Series 2000N, 2.050%, 5/15/26+

        4,850   Massachusetts Health and Educational Facilities                                           VMIG-1           4,850,000
                 Authority, Revenue Bonds (Capital Assets
                 Program), Variable Rate Demand Bonds, Series B,
                 2.050%, 7/01/05+

        7,300   Massachusetts Health and Educational Facilities                                             SP-1           7,300,000
                 Authority, Revenue Bonds (Capital Asset Program),
                 Variable Rate Demand Bonds, Series D,
                 1.950%, 1/01/35+

        4,600   Northern Michigan University, Michigan, Revenue                                           VMIG-1           4,600,000
                 Bonds, Variable Rate Demand Bonds, Revenue
                 Bonds Series 2001, 2.050%, 6/01/31+

        7,200   Missouri Health and Educational Facilities                                                VMIG-1           7,200,000
                 Authority, Health Facilities Revenue Bonds
                 (Bethesda Health Group), Variable Rate Demand
                 Bonds, Series 2001A, 2.100%, 8/01/31+

        3,415   Missouri Health and Educational Facilities                                                  A-1+           3,415,000
                 Authority, Health Facilities Revenue Bonds
                 (St. Francis Medical Center), Variable Rate
                 Demand Bonds, Series 1996A, 2.000%, 6/01/26+

        4,155   Missouri Health and Educational Facilities Authority,                                     VMIG-1           4,155,000
                 Educational Facilities Demand Obligations (St. Louis
                 University Project), Variable Rate Demand Bonds,
                 Series 1999B, 2.050%, 10/01/24+

       10,000   New York City Municipal Water Finance Authority,                                          VMIG-1          10,000,000
                 New York, Water and Sewer System Revenue
                 Bonds, Variable Rate Demand Bonds, Fiscal 1994
                 Series C, 1.950%, 6/15/23+

        2,100   Raleigh-Durham Airport Authority, North                                                     A-1+           2,100,000
                 Carolina, Special Facility Refunding Revenue
                 Bonds (American Airlines, Inc. Project), Variable
                 Rate Demand Bonds, Series 1995B, 2.050%,
                 11/01/15+

       10,600   Harris County Industrial Development Corporation,                                          MIG-1          10,600,000
                 Texas, Solid Waste Revenue Bond (Exxon
                 Corporation Project), Series 1997, Variable Rate
                 Demand Bonds, 2.000%, 4/01/32+

        3,000   Roanoke Industrial Development Authority,                                                 VMIG-1           3,000,000
                 Virginia, Hospital Revenue Bonds (Carilion Health
                 System Obligated Group), Variable Rate Demand
                 Bonds, Series 1997A, 2.000%, 7/01/27+

        2,000   Washington State Housing Finance Commission,                                                 A-1           2,000,000
                 Nonprofit Revenue Bonds (Emerald Heights
                 Project), Variable Rate Demand Bonds, Series
                 1990, 2.000%, 1/01/21+

        6,650   Wisconsin Health and Educational Facilities                                                 A-1+           6,650,000
                 Authority, Revenue Bonds (Gunderson Lutheran
                 Obligated Group), Variable Rate Demand Bonds,
                 Series 2000A, 2.050%, 12/01/15+

        7,000   Wisconsin Health and Educational Facilities                                                 A-1+           7,000,000
                 Authority, Revenue Bonds (Gundersen Lutheran
                 Obligated Group), Variable Rate Demand Bonds,
                 Series 2000B, 2.050%, 12/01/29+

        3,100   Wisconsin Health and Educational Facilities                                               VMIG-1           3,100,000
                 Authority, Revenue Bonds (ProHealth Care, Inc.),
                 Adjustable Rate Demand Bonds, Series 2001B,
                 2.050%, 8/15/30+

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (continued)

$       8,740   Unita County, Wyoming, Pollution Control Revenue                                          VMIG-1      $   8,740,000
                 Refunding Bonds (Amoco Project), Variable Rate
                 Demand Bonds, Series 1998, 1.950%, 7/01/26+
------------------------------------------------------------------------------------------------------------------------------------
$     123,910   Total Short-Term Investments (cost $123,910,000)                                                        123,910,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (10.7)%                                                                 (62,620,437)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $583,099,892
                ====================================================================================================================


                      * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                   (WI)  Security purchased on a when-issued basis.

                      + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                Statement of
                      Net Assets October 31, 2001

                                   PERFORMANCE                                             DIVIDEND         DIVIDEND        DIVIDEND
                                          PLUS        ADVANTAGE       OPPORTUNITY         ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                         (NPP)            (NMA)             (NMO)             (NAD)            (NXZ)           (NZF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal
   securities, at market
   value                        $1,357,644,035   $1,012,587,900    $1,057,496,651      $859,724,009     $650,047,102    $521,810,329
Temporary investments in
   short-term municipal
   securities, at amortized
   cost, which approximates
   market value                             --               --                --                --               --     123,910,000
Cash                                        --          965,614                --         1,466,083        3,707,058              --
Receivables:
   Interest                         23,100,532       19,500,228        20,064,511        15,325,714       12,126,448       5,894,179
   Investments sold                  3,725,083        1,593,019         1,480,000         2,874,990              --        2,888,800
Other assets                            41,345           31,545            42,869            38,134           18,320              --
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               1,384,510,995    1,034,678,306     1,079,084,031       879,428,930      665,898,928     654,503,308
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                       2,209,983               --           775,824                --               --       2,351,053
Payable for investments purchased           --               --                --                --              --       67,632,229
Accrued expenses:
   Management fees                     718,658          543,701           566,800           241,162          184,564         155,645
   Organization and offering costs          --               --                --                --            8,800       1,220,500
   Other                               286,390          240,182           313,745            83,000          194,700          43,989
Preferred share dividends payable       75,052           62,708            55,871            40,516           20,896              --
Common share dividends payable       4,283,856        3,159,054         3,347,254         2,975,230        2,181,558              --
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              7,573,939        4,005,645         5,059,494         3,339,908        2,590,518      71,403,416
------------------------------------------------------------------------------------------------------------------------------------
Net assets                      $1,376,937,056   $1,030,672,661    $1,074,024,537      $876,089,022     $663,308,410    $583,099,892
====================================================================================================================================
Preferred shares, at
   liquidation value            $  444,000,000   $  358,000,000    $  380,000,000      $295,000,000     $222,000,000    $         --
====================================================================================================================================
Preferred shares outstanding            17,760           14,320            15,200            11,800            8,880              --
====================================================================================================================================
Common shares outstanding           59,914,073       42,980,333        45,540,872        39,147,758       29,282,000      40,307,000
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets less
   Preferred shares at liquidation
   value, divided by Common
   shares outstanding)          $        15.57   $        15.65    $        15.24      $      14.84     $     15.07     $      14.47
====================================================================================================================================

                                 See accompanying notes to financial statements.


                STATEMENT OF
                    Operations Year Ended October 31, 2001

                                   PERFORMANCE                                            DIVIDEND        DIVIDEND       DIVIDEND
                                          PLUS        ADVANTAGE       OPPORTUNITY        ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                         (NPP)            (NMA)             (NMO)            (NAD)           (NXZ)*         (NZF)**
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                 $ 76,288,879      $57,822,411       $61,246,913      $49,608,940      $16,814,078      $1,484,827
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                      8,323,430        6,309,244         6,614,931        5,361,572        2,212,498         338,527
Preferred shares - auction fees      1,110,000          895,000           950,000          737,500          253,932              --
Preferred shares - dividend
   disbursing agent fees                50,000           50,000            40,000           30,000           12,575              --
Shareholders' servicing agent fees
   and expenses                        221,665          179,525           180,100           34,627            5,580             592
Custodian's fees and expenses          287,413          246,457           236,833          204,715          252,205          12,390
Directors'/Trustees' fees and expenses  12,898           15,158            16,005            7,900            4,741             740
Professional fees                       27,165           23,550            57,221          394,648           17,797          18,600
Shareholders' reports - printing and
   mailing expenses                    108,245           94,012           105,850           84,072           80,263          15,765
Stock exchange listing fees             45,841           33,544            35,495           53,615              595              71
Investor relations expense             179,834          140,892           149,382          108,025               --              --
Other expenses                          62,378           80,752            48,870           50,748            5,561              --
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement 10,428,869        8,068,134         8,434,687        7,067,422        2,845,747         386,685
   Custodian fee credit               (100,543)         (67,347)          (62,542)        (106,354)        (205,737)         (4,164)
   Expense reimbursement                    --               --                --       (2,572,504)      (1,052,767)       (159,116)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                        10,328,326        8,000,787         8,372,145        4,388,564        1,587,243         223,405
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income               65,960,553       49,821,624        52,874,768       45,220,376       15,226,835       1,261,422
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS
Net realized gain (loss) from
   investment transactions           3,772,794        5,275,196         1,282,569        2,486,598          362,527         (47,239)
Change in net unrealized
   appreciation (depreciation)
   of investments                   66,164,808       41,963,887        34,696,569       45,071,798       25,233,025       5,696,934
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments           69,937,602       47,239,083        35,979,138       47,558,396       25,595,552       5,649,695
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                     $135,898,155      $97,060,707       $88,853,906      $92,778,772      $40,822,387      $6,911,117
===================================================================================================================================

*    For the period March 28, 2001 (commencement of operations) through October
     31, 2001.

**   For the period September 25, 2001 (commencement of operations) through
     October 31, 2001.

                                 See accompanying notes to financial statements.

                STATEMENT OF
                    Changes in Net Assets

                                      PERFORMANCE PLUS (NPP)                ADVANTAGE (NMA)                  OPPORTUNITY (NMO)
                               --------------------------------    -------------------------------   ------------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      10/31/01         10/31/00          10/31/01         10/31/00         10/31/01        10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   65,960,553   $   67,143,144    $   49,821,624     $ 53,192,098   $   52,874,768  $   56,383,707
Net realized gain (loss)
   from investment
   transactions                      3,772,794         (140,796)        5,275,196        5,276,331        1,282,569       2,019,290
Change in net unrealized
   appreciation
   (depreciation)
   of investments                   66,164,808       41,980,342        41,963,887       22,257,513       34,696,569      14,986,145
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 135,898,155      108,982,690        97,060,707       80,725,942       88,853,906      73,389,142
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
investment income:
   Common shareholders             (49,632,826)     (50,585,361)      (37,460,136)     (39,288,175)     (39,626,531)    (42,645,002)
   Preferred shareholders          (13,884,430)     (17,642,520)      (10,526,993)     (14,261,879)     (11,656,815)    (15,316,935)
From accumulated net realized
gains from investment transactions:
   Common shareholders                      --               --        (3,280,164)              --       (1,179,509)             --
   Preferred shareholders                   --               --        (1,219,554)              --         (436,392)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (63,517,256)     (68,227,881)      (52,486,847)     (53,550,054)     (52,899,247)    (57,961,937)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --               --               --              --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions          --               --                --               --               --              --
Preferred shares:
   Net proceeds from sale of shares         --       43,368,937                --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --       43,368,937                --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets          72,380,899       84,123,746        44,573,860       27,175,888       35,954,659      15,427,205
Net assets at the beginning
   of period                     1,304,556,157    1,220,432,411       986,098,801      958,922,913    1,038,069,878   1,022,642,673
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end
   of period                    $1,376,937,056   $1,304,556,157    $1,030,672,661     $986,098,801   $1,074,024,537  $1,038,069,878
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period            $    2,785,288   $      341,991    $    2,600,596     $    762,594   $    1,468,388  $     (129,003)
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                       DIVIDEND ADVANTAGE (NAD)          DIVIDEND ADVANTAGE 2 (NXZ)      DIVIDEND ADVANTAGE 3 (NZF)
                               --------------------------------         ---------------------------     ----------------------------
                                                                             FOR THE PERIOD 3/28/01          FOR THE PERIOD 9/25/01
                                    YEAR ENDED       YEAR ENDED         (COMMENCEMENT OF OPERATIONS)    (COMMENCEMENT OF OPERATIONS)
                                      10/31/01         10/31/00                    THROUGH 10/31/01                THROUGH 10/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 45,220,376     $ 44,835,517                        $ 15,226,835                     $ 1,261,422
Net realized gain (loss)
   from investment
   transactions                      2,486,598      (14,146,371)                            362,527                         (47,239)
Change in net unrealized
   appreciation
   (depreciation)
    of investments                  45,071,798       46,830,048                          25,233,025                       5,696,934
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  92,778,772       77,519,194                          40,822,387                       6,911,117
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
investment income:
   Common shareholders             (34,321,612)     (33,894,651)                        (13,089,228)                             --
   Preferred shareholders           (9,257,322)     (11,945,290)                         (2,529,949)                             --
From accumulated net realized
gains from investment transactions:
   Common shareholders                      --               --                                  --                              --
   Preferred shareholders                   --               --                                  --                              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (43,578,934)     (45,839,941)                        (15,619,177)                             --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                         418,486,125                     576,088,500
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions     317,794          109,260                                  --                              --
Preferred shares:
   Net proceeds from sale of shares         --               --                         219,518,800                              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions          317,794          109,260                         638,004,925                     576,088,500
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets          49,517,632       31,788,513                         663,208,135                     582,999,617
Net assets at the beginning
   of period                       826,571,390      794,782,877                             100,275                         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $876,089,022     $826,571,390                        $663,308,410                    $583,099,892
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period              $  1,603,946     $    (37,496)                       $   (392,342)                   $  1,261,422
====================================================================================================================================

                                 See accompanying notes to financial statements.


                NOTES TO
                      Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF). Performance Plus (NPP), Advantage (NMA), Opportunity
(NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the American Stock Exchange. Prior to the commencement of operations of Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), each Fund had no operations other than those related to organizational matters, the initial capital contributions of $100,275 per fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company and the recording of the organization expenses ($15,000 per fund) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2001, Dividend Advantage 3 (NZF) had outstanding when-issued purchase commitments of $49,080,057. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The following Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                         PERFORMANCE                                DIVIDEND     DIVIDEND
                                                PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2
                                               (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                    4,000         3,000        4,000        4,000        3,000
   Series T                                    4,000         3,000        4,000        4,000        3,000
   Series W                                    4,000         3,000        3,200           --           --
   Series Th                                   1,760         2,320           --        3,800           --
   Series F                                    4,000         3,000        4,000           --        2,880
---------------------------------------------------------------------------------------------------------
Total                                         17,760        14,320       15,200       11,800        8,880
=========================================================================================================

Effective November 16, 2001, Dividend Advantage 3 (NZF) issued 4,160 Series W, 4,160 Series Th and 4,160 Series F $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Nuveen Investments has agreed to reimburse all organization expenses (approximately $15,000 per fund) and pay all offering costs (other than the sales load) that exceed $.03 per Common share for Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF). Dividend Advantage 2's (NXZ) and Dividend Advantage 3's (NZF) share of offering costs ($878,250 and $1,209,000, respectively) were recorded as a reduction of the proceeds from the sale of the Common shares.

Costs incurred by Performance Plus (NPP) during the fiscal year ended October 31, 2000, and Dividend Advantage 2 (NXZ) during the fiscal period ended October 31, 2001, in connection with their offerings of Preferred shares ($631,063 and $2,481,200, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

                NOTES TO
                    Financial Statements (continued)

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                          PERFORMANCE PLUS (NPP)          ADVANTAGE (NMA)             OPPORTUNITY (NMO)
                         -----------------------       ----------------------       ---------------------
                          YEAR ENDED  YEAR ENDED       YEAR ENDED  YEAR ENDED       YEAR ENDED YEAR ENDED
                            10/31/01    10/31/00         10/31/01    10/31/00         10/31/01   10/31/00
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                   --          --                --         --                --         --
   Shares issued to shareholders
     due to reinvestment
     of distributions            --          --                --         --                --         --
---------------------------------------------------------------------------------------------------------
                                 --          --                --         --                --         --
=========================================================================================================
Preferred shares sold            --       1,760                --         --                --         --
=========================================================================================================

                        DIVIDEND ADVANTAGE (NAD)    DIVIDEND ADVANTAGE 2 (NXZ)   DIVIDEND ADVANTAGE 3 (NZF)
                        ------------------------    --------------------------   --------------------------
                                                      FOR THE PERIOD 3/28/01       FOR THE PERIOD 9/25/01
                         YEAR ENDED  YEAR ENDED        (COMMENCEMENT OF              (COMMENCEMENT OF
                           10/31/01    10/31/00       OPERATIONS) THROUGH           OPERATIONS) THROUGH
                                                           10/31/01                        10/31/01
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                   --          --                   29,275,000                   40,300,000
   Shares issued to shareholders
     due to reinvestment
     of distributions        21,963       8,415                           --                           --
---------------------------------------------------------------------------------------------------------
                             21,963       8,415                   29,275,000                   40,300,000
=========================================================================================================
Preferred shares sold            --          --                        8,880                           --
=========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The following Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2001, to shareholders of record on November 15, 2001, as follows:

                                         PERFORMANCE                                DIVIDEND     DIVIDEND
                                                PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2
                                               (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0715        $.0735       $.0735       $.0760       $.0745
=========================================================================================================

Dividend Advantage 3 (NZF) declared a Common share dividend distribution from its tax-exempt net investment income of $.0755 per share which was paid on December 3, 2001, to shareholders of record on November 19, 2001.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended October 31, 2001, were as follows:

                            PERFORMANCE                                  DIVIDEND      DIVIDEND      DIVIDEND
                                   PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                  (NPP)         (NMA)         (NMO)         (NAD)        (NXZ)*       (NZF)**
-------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
      securities           $210,630,688  $205,182,928  $141,299,007  $104,752,162  $647,284,871  $519,062,423
   Short-term municipal
      securities             74,130,000    38,530,000    22,150,000    55,690,000   149,940,000   374,395,000
Sales and maturities:
   Long-term municipal
      securities            189,641,771   176,637,220   117,021,850    97,954,420    23,081,285     2,886,000
   Short-term municipal
      securities             74,130,000    51,530,000    30,150,000    55,690,000   149,940,000   250,485,000
=============================================================================================================

*    For the period March 28, 2001 (commencement of operations) through October
     31, 2001.

**   For the period September 25, 2001 (commencement of operations) through
     October 31, 2001.


At October 31, 2001, the cost of investments owned for federal income tax purposes were as follows:

                         PERFORMANCE                                    DIVIDEND      DIVIDEND      DIVIDEND
                                PLUS     ADVANTAGE     OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                               (NPP)         (NMA)           (NMO)         (NAD)         (NXZ)         (NZF)
------------------------------------------------------------------------------------------------------------
                      $1,268,231,558  $948,482,330  $1,001,919,208  $819,088,405  $624,814,077  $640,023,395
============================================================================================================

At October 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                          DIVIDEND     DIVIDEND
                                                         ADVANTAGE  ADVANTAGE 3
                                                             (NAD)        (NZF)
-------------------------------------------------------------------------------

Expiration year:
   2007                                                $ 3,250,603      $    --
   2008                                                 14,462,547           --
   2009                                                         --       47,239
-------------------------------------------------------------------------------
Total                                                  $17,713,150      $47,239
===============================================================================


5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2001, were as follows:

                              PERFORMANCE                                    DIVIDEND     DIVIDEND     DIVIDEND
                                     PLUS      ADVANTAGE    OPPORTUNITY     ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NPP)          (NMA)          (NMO)         (NAD)        (NXZ)        (NZF)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation               $91,321,971   $68,555,995   $ 73,462,395   $49,875,697  $26,517,585   $5,874,972
   depreciation                (1,909,494)   (4,450,425)   (17,884,952)   (9,240,093)  (1,284,560)    (178,038)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation   $89,412,477   $64,105,570   $ 55,577,443   $40,635,604  $25,233,025   $5,696,934
==============================================================================================================


                Notes to
                   FINANCIAL STATEMENTS (continued)

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================

Under Dividend Advantage's (NAD), Dividend Advantage 2's (NXZ) and Dividend Advantage 3's (NZF) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage (NAD) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007,
 .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage 2 (NXZ) in an amount equal to .30% of the average daily net assets for the period March 28, 2001 (commencement of operations) through March 31, 2006, .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage 3 (NZF) in an amount equal to .30% of the average daily net assets for the period September 25, 2001 (commencement of operations) through September 30, 2006, .25% of the average daily net assets for the year ended September 30, 2007, .20% of the average daily net assets for the year ended September 30, 2008, .15% of the average daily net assets for the year ended September 30, 2009, .10% of the average daily net assets for the year ended September 30, 2010, and .05% of the average daily net assets for the year ended September 30, 2011. The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS
At October 31, 2001, net assets consisted of:

                                  PERFORMANCE                                      DIVIDEND      DIVIDEND      DIVIDEND
                                         PLUS       ADVANTAGE     OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                        (NPP)           (NMA)           (NMO)         (NAD)         (NXZ)         (NZF)
-----------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value        $  444,000,000  $  358,000,000  $  380,000,000  $295,000,000  $222,000,000  $         --
Common shares, $.01 par value
   per share                          599,141         429,803         455,409       391,478       292,820       403,070
Paid-in surplus                   836,810,055     600,264,175     635,242,310   556,171,144   415,812,380   575,785,705
Undistributed (Over-distribution
   of) net investment income        2,785,288       2,600,596       1,468,388     1,603,946      (392,342)    1,261,422
Accumulated net realized gain
   (loss) from investment
   transactions                     3,330,095       5,272,517       1,280,987   (17,713,150)      362,527       (47,239)
Net unrealized appreciation
   of investments                  89,412,477      64,105,570      55,577,443    40,635,604    25,233,025     5,696,934
-----------------------------------------------------------------------------------------------------------------------
Net assets                     $1,376,937,056  $1,030,672,661  $1,074,024,537  $876,089,022  $663,308,410  $583,099,892
=======================================================================================================================
Authorized shares:
   Common                         200,000,000     200,000,000     200,000,000     Unlimited     Unlimited     Unlimited
   Preferred                        1,000,000       1,000,000       1,000,000     Unlimited     Unlimited     Unlimited
=======================================================================================================================


                NOTES TO
                   Financial Statements (continued)

8. INVESTMENT COMPOSITION
At October 31, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                            PERFORMANCE                                DIVIDEND     DIVIDEND     DIVIDEND
                                   PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                  (NPP)        (NMA)         (NMO)        (NAD)        (NXZ)        (NZF)
---------------------------------------------------------------------------------------------------------
Consumer Staples                      2%           3%           5%         --%          --%           10%
Education and Civic Organizations     5           --            4            6            2           --
Healthcare                           11           16           10           19           22           15
Housing/Multifamily                   4            4            2            3            1            4
Housing/Single Family                10           18            2            7            8           12
Long-Term Care                        1            1           --            3            1            2
Tax Obligation/General               13            8           18           14            5           13
Tax Obligation/Limited               13           10           18           17           15           15
Transportation                        7           10           22           14           12           11
U.S. Guaranteed                      13            7            5           --            4           --
Utilities                            13           14            6           10           13            8
Water and Sewer                       8            8            6            5           15           10
Other                                --            1            2            2            2           --
---------------------------------------------------------------------------------------------------------
                                    100%         100%         100%         100%         100%         100%
=========================================================================================================

Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (61% for Performance Plus (NPP), 57% for Advantage (NMA), 47% for Opportunity (NMO), 56% for Dividend Advantage (NAD), 54% for Dividend Advantage 2 (NXZ) and 51% for Dividend Advantage 3 (NZF)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights
Selected data for a Common share outstanding throughout each period:

                                       Investment Operations                                Less Distributions
                                -----------------------------------     ------------------------------------------------------------

                                                                          From and       From and
                                                                         in Excess      in Excess
                                                                            of Net         of Net
                                                     Net                Investment     Investment      Capital     Capital
                                               Realized/                 Income to      Income to     Gains to    Gains to
                    Beginning          Net    Unrealized                    Common      Preferred       Common   Preferred
                    Net Asset   Investment    Investment                    Share-         Share-       Share-      Share-
                        Value       Income    Gain (Loss)     Total        holders       holders+      holders    holders+     Total
====================================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                  $14.36        $1.10        $ 1.17     $ 2.27         $ (.83)        $ (.23)       $  --       $  --    $(1.06)
2000                   13.69         1.12           .69       1.81           (.84)          (.29)          --          --     (1.13)
1999                   15.43         1.12         (1.73)      (.61)          (.91)          (.21)        (.01)         --     (1.13)
1998                   15.22         1.19           .20       1.39           (.95)          (.23)          --          --     (1.18)
1997                   15.07         1.24           .15       1.39          (1.00)          (.24)          --          --     (1.24)
ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                   14.61         1.16          1.10       2.26           (.87)          (.24)        (.08)       (.03)    (1.22)
2000                   13.98         1.24           .63       1.87           (.91)          (.33)          --          --     (1.24)
1999                   15.85         1.24         (1.85)      (.61)         (1.00)          (.24)          --          --     (1.24)
1998                   15.68         1.24           .17       1.41          (1.00)          (.24)          --          --     (1.24)
1997                   15.48         1.27           .21       1.48          (1.03)          (.25)          --          --     (1.28)
OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                   14.45         1.16           .80       1.96           (.87)          (.26)        (.03)       (.01)    (1.17)
2000                   14.11         1.24           .38       1.62           (.94)          (.34)          --          --     (1.28)
1999                   15.96         1.26         (1.83)      (.57)         (1.01)          (.24)        (.01)         --     (1.26)
1998                   15.85         1.25           .15       1.40          (1.01)          (.24)        (.03)       (.01)    (1.29)
1997                   15.66         1.29           .20       1.49          (1.04)          (.26)          --          --     (1.30)
DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                   13.59         1.16          1.21       2.37           (.88)          (.24)          --          --     (1.12)
2000                   12.78         1.15           .84       1.99           (.86)          (.31)          --          --     (1.17)
1999(a)                14.33          .39         (1.47)     (1.08)          (.30)          (.07)          --          --      (.37)
DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                14.33          .52           .88       1.40           (.45)          (.09)          --          --      (.54)
DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                14.33          .03           .14        .17             --             --           --          --       --
====================================================================================================================================

                                                                                                                Ratios/
                                                                                                           Supplemental
                                                                                      Total Returns                Data
                                                                                  -------------------      ------------
                                           Offering
                                          Costs and                                             Based
                                          Preferred      Ending                    Based           on            Ending
                                              Share         Net      Ending           on          Net               Net
                                       Underwriting       Asset      Market       Market        Asset            Assets
                                          Discounts       Value       Value        Value**      Value**            (000)
========================================================================================================================
PERFORMANCE PLUS (NPP)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                          $  --      $15.57    $14.5800       26.96%        14.51%       $1,376,937
2000                                           (.01)      14.36     12.1875          .90        11.47         1,304,556
1999                                             --       13.69     12.9375       (10.76)       (5.63)        1,220,432
1998                                             --       15.43     15.4375         9.48         7.87         1,322,187
1997                                             --       15.22     15.0000         5.94         7.89         1,304,197
ADVANTAGE (NMA)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                             --       15.65     14.8500        23.35        13.97         1,030,673
2000                                             --       14.61     12.8750         1.46        11.48           986,099
1999                                           (.02)      13.98     13.6250        (8.16)       (5.83)          958,923
1998                                             --       15.85     15.8125         5.58         7.65           975,410
1997                                             --       15.68     15.9375        12.57         8.20           962,058
OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                             --       15.24     14.6500        20.03        11.93         1,074,025
2000                                             --       14.45     13.0000         2.97         9.41         1,038,070
1999                                           (.02)      14.11     13.5625        (9.18)       (5.49)        1,022,643
1998                                             --       15.96     15.9375         5.40         7.45         1,021,207
1997                                             --       15.85     16.1250        13.01         8.12         1,011,202
DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                             --       14.84     15.1400        27.35        16.03           876,089
2000                                           (.01)      13.59     12.6250         (.79)       13.61           826,571
1999(a)                                        (.10)      12.78     13.6250        (7.29)       (8.83)          794,783
DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                                        (.12)      15.07     14.9600         2.75         8.39           663,308
DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                                        (.03)      14.47     15.0700          .47          .98           583,100
========================================================================================================================


                                                               Ratios/Supplemental Data
                          -------------------------------------------------------------------------------------------------------
                                 Before Credit/Reimbursement                         After Credit/Reimbursement***
                          -------------------------------------------------  ----------------------------------------------------

                                      Ratio of Net             Ratio of Net               Ratio of Net               Ratio of Net
                             Ratio of   Investment    Ratio of   Investment    Ratio of     Investment     Ratio of    Investment
                             Expenses    Income to    Expenses    Income to    Expenses      Income to     Expenses     Income to
                           to Average      Average  to Average      Average  to Average        Average   to Average       Average
                           Net Assets   Net Assets       Total        Total  Net Assets     Net Assets        Total         Total
                           Applicable   Applicable  Net Assets   Net Assets  Applicable     Applicable   Net Assets    Net Assets
                            to Common    to Common   Including    Including   to Common      to Common    Including     Including
                             Shares++     Shares++ Preferred++  Preferred++    Shares++       Shares++  Preferred++   Preferred++
==================================================================================================================================
PERFORMANCE PLUS (NPP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                             1.15%        7.29%        .77%        4.89%       1.14%          7.30%         .77%         4.89%
2000                             1.17         8.09         .77         5.29        1.16           8.10          .76          5.30
1999                             1.15         7.48         .79         5.16        1.12           7.51          .77          5.18
1998                             1.11         7.74         .77         5.38        1.11           7.74          .77          5.38
1997                             1.12         8.24         .77         5.69        1.12           8.24          .77          5.69
ADVANTAGE (NMA)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                             1.23         7.60         .80         4.91        1.22           7.61          .79          4.92
2000                             1.23         8.77         .78         5.51        1.23           8.77          .77          5.52
1999                             1.16         8.12         .77         5.41        1.16           8.12          .77          5.41
1998                             1.12         7.84         .78         5.41        1.12           7.84          .78          5.41
1997                             1.14         8.23         .78         5.64        1.14           8.23          .78          5.64
OPPORTUNITY (NMO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                             1.23         7.73         .79         4.97        1.23           7.74          .79          4.97
2000                             1.25         8.76         .78         5.51        1.23           8.77          .77          5.51
1999                             1.15         8.18         .77         5.50        1.14           8.19          .77          5.50
1998                             1.09         7.88         .77         5.55        1.09           7.88          .77          5.55
1997                             1.10         8.25         .77         5.78        1.10           8.25          .77          5.78
DIVIDEND ADVANTAGE (NAD)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                             1.26         7.56         .82         4.96         .78           8.04          .51          5.27
2000                             1.22         8.34         .77         5.28         .73           8.83          .46          5.59
1999(a)                          1.06*        6.10*        .76*        4.41*        .58*          6.58*         .42*         4.76*
DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                          1.13*        5.56*        .81*        3.97*        .63*          6.06*         .45*         4.32*
DIVIDEND ADVANTAGE 3 (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                          .72*        2.05*          --           --         .42*          2.36*          --            --
==================================================================================================================================


                                       Ratios/
                                  Supplemental
                                          Data
                                  ------------        Municipal Auction Rate Cumulative
                                                      Preferred Stock at End of Period
                                                   -------------------------------------
                                                     Aggregate Liquidation
                                     Portfolio          Amount  and Market         Asset
                                      Turnover     Outstanding       Value      Coverage
                                          Rate           (000)   Per Share     Per Share
========================================================================================
PERFORMANCE PLUS (NPP)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                       14%       $444,000      $25,000       $77,530
2000                                       25         444,000       25,000        73,455
1999                                       30         400,000       25,000        76,277
1998                                       23         400,000       25,000        82,637
1997                                       12         400,000       25,000        81,512
ADVANTAGE (NMA)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                       18         358,000       25,000        71,974
2000                                       39         358,000       25,000        68,862
1999                                       29         358,000       25,000        66,964
1998                                        8         300,000       25,000        81,284
1997                                        8         300,000       25,000        80,172
OPPORTUNITY (NMO)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                       11         380,000       25,000        70,660
2000                                       52         380,000       25,000        68,294
1999                                       31         380,000       25,000        67,279
1998                                       13         300,000       25,000        85,101
1997                                       20         300,000       25,000        84,267
DIVIDEND ADVANTAGE (NAD)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001                                       12         295,000       25,000        74,245
2000                                       37         295,000       25,000        70,048
1999(a)                                    16         295,000       25,000        67,354
DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                                     5         222,000       25,000        74,697
DIVIDEND ADVANTAGE 3 (NZF)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                                     1              --           --            --
========================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

(a)  For the period May 26, 1999 (commencement of operations) through October
     31, 1999.

(b)  For the period March 28, 2001 (commencement of operations) through October
     31, 2001.

(c)  For the period September 25, 2001 (commencement of operations) through
     October 31, 2001.

                                 See accompanying notes to financial statements.

                BUILD YOUR WEALTH
                       AUTOMATICALLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

FUND
  Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended October 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                Serving Investors
                         FOR GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


       Invest well.
Look ahead.
            LEAVE YOUR MARK.(SM)

Logo: NUVEEN
Investments



                   Nuveen Investments o 333 West Wacker Drive
                       Chicago, IL 60606 o www.nuveen.com

                                                                     FAN-2-10-01